Exhibit 10.7

CREDIT AGREEMENT

Dated as of September 19, 2006

among

GUESS ?, INC.,

as the Domestic Borrower,

GUESS? CANADA CORPORATION,

as the Canadian Borrower,

BANK OF AMERICA, N.A.,

as Domestic Administrative Agent and Domestic L/C Issuer,

BANK OF AMERICA, N.A.,

acting through its Canada Branch,

as Canadian Administrative Agent and Canadian L/C Issuer,

and

The Other Lenders Party Hereto

i

SCHEDULES
2.01	Commitments and Applicable Percentages
5.06	Litigation
5.08(c)	Owned Real Property
5.08(d)	Leased Real Property
5.09	Environmental Matters
5.13	Subsidiaries and Other Equity Investments; Loan Parties
5.17	Intellectual Property Matters
6.12	Guarantors
7.01	Existing Liens
7.02	Existing Indebtedness
7.03	Existing Investments
7.08	Existing Transactions with Affiliates
7.09	Certain Existing Agreements
10.02	Administrative Agents’ Offices, Certain Addresses for Notices
10.06	Processing and Recordation Fees

EXHIBITS

Form of

A	Committed Loan Notice
B	Note
C	Compliance Certificate
D	Assignment and Assumption
E	Guaranty
F	Security Agreement
G	Opinion Matters — Counsel to Loan Parties

v

CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of September 19, 2006, among Guess ?, Inc., a Delaware corporation (the “Domestic Borrower”), Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower (together with the Domestic Borrower, collectively, the “Borrowers” and individually, a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as Domestic Administrative Agent and Domestic L/C Issuer, and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent and Canadian L/C Issuer.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01        Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrative Agents” means the Domestic Administrative Agent and the Canadian Administrative Agent.

“Administrative Agent’s Office” means, with respect to either Administrative Agent, such Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as such Administrative Agent may from time to time notify to the Domestic Borrower and the Domestic Lenders, or the Canadian Borrower and the Canadian Lenders, as the case may be.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Domestic Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Applicable Percentage” means at any time, with respect to each Lender, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is such Lender’s aggregate Commitments and the denominator of which is the sum of the Aggregate Domestic Commitments and the Dollar Equivalent of the Aggregate Canadian Commitments, in each case immediately prior to any termination of the Commitments.

“Aggregate Canadian Commitments” means the Commitments of all the Canadian Lenders with respect to the Canadian Loans and the Canadian Letters of Credit, which shall not exceed the Dollar Equivalent of $15,000,000 in the aggregate, subject to Section 2.13.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Credit Exposures” means, at any time, the sum of (i) the unused portion of the Revolving Credit Facility at such time and (ii) the Total Outstandings at such time.

“Aggregate Domestic Commitments” means the Commitments of all the Domestic Lenders with respect to the Domestic Loans and the Domestic Letters of Credit, which shall not exceed $70,000,000 in the aggregate, subject to Section 2.13.

“Agreement” means this Credit Agreement.

“Applicable Commitment Fee Percentage” means, at any time, in respect of the Revolving Credit Facility, (a) from the Closing Date to the date on which the Domestic Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(a) for the fiscal quarter ending September 30, 2006, 0.125% per annum and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Total Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Domestic Administrative Agent pursuant to Section 6.02(a):

Applicable Commitment Fee Percentage
Pricing Level	Total Adjusted Leverage Ratio	Commitment Fee
1	<3.00:1	0.125%
2	>3.00:1 but <4.00:1	0.250%
3	>4.00:1	0.375%

Any increase or decrease in the Applicable Commitment Fee Percentage resulting from a change in the Total Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered.

“Applicable Percentage” means at any time, with respect to each Domestic Lender in regard to the Domestic Loans and the Domestic Letters of Credit, or with respect to each Canadian Lender in regard to the Canadian Loans, the Canadian Letters of Credit, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the Dollar Equivalent amount of the Commitment of such Lender at such time in regard to the Domestic Loans and the Domestic Letters of Credit or in regard to the Canadian Loans and the Canadian Letters of Credit, and the denominator of which is the amount of the Aggregate Domestic Commitments or the Dollar Equivalent of the Aggregate Canadian Commitments as applicable at such time.  If the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the applicable Facility shall be determined based on the Applicable Percentage of such Lender in respect of such Facility most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means (i) from the Closing Date to the date on which the Domestic Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(a) for the fiscal quarter ending September 30, 2006, 0.00% per annum for Base Rate Loans and 0.75% per annum for Eurodollar Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Total Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Domestic Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Adjusted Leverage Ratio	Eurodollar Rate (Standby Letters of Credit)	Base Rate
1	<2.00:1	0.50%	0.00%
2	>2.00:1 but <3.00:1	0.75%	0.00%
3	>3.00:1 but <4.00:1	1.00%	0.00%
4	>4.00:1	1.25%	0.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered.

“Appropriate Lender” means, at any time, (a) with respect to either Facility, a Lender that has a Commitment with respect to such Facility or holds a Committed Loan under such Facility, at such time and (b) with respect to a Letter of Credit Sublimit, (i) the applicable L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Lenders holding a risk participation therein.

“Approved Currency” means Dollars, Canadian Dollars and Euros.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the applicable Administrative Agent, in substantially the form of Exhibit D or any other form approved by the applicable Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

“Audited Financial Statements” means the audited consolidated balance sheet of the Domestic Borrower and its Subsidiaries for the fiscal year ended December 31, 2005, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Domestic Borrower and its Subsidiaries, including the notes thereto.

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.04(b).

“Availability Period” means the period from and including the Closing Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Commitments pursuant to Section 2.05, and (iii) the date of termination of the commitment of each Lender to make Committed Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

“Bank of America” means Bank of America, N.A. and its successors.

“Bank of America Canada” means Bank of America, N.A., acting through its Canada Branch, and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) in the case of Domestic Loans, the Federal Funds Rate plus 1/2 of 1%, and in the case of Canadian Loans, the average rate for 30 day Canadian Dollar bankers’ acceptances that appears on the Reuters Screen CDOR Page at 10:00 a.m. (Toronto time) on that day, plus 1/2 of 1% per annum, and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America (in the case of Domestic Loans) as its “prime rate” for loans in Dollars or Bank of America Canada (in the case of Canadian Loans) as its “prime rate” for loans in Canadian Dollars.  The “prime rate” is a rate set by Bank of America or Bank of America Canada (as applicable) based upon various factors including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Bank of America or Bank of America Canada (as applicable) shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowers” has the meaning specified in the introductory paragraph hereto.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office of the Domestic Administrative Agent is located and, if such day relates to any Canadian Loan or Canadian Letter of Credit, means any such day other than a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York City or the province where the Administrative Agent’s Office of the Canadian Administrative Agent is located, and, in either case, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar and Canadian Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Canadian Administrative Agent” means Bank of America Canada in its capacity as Canadian administrative agent under any of the Loan Documents, or any Canadian Lender which is a successor Canadian administrative agent hereunder.

“Canadian Borrower” means Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower, or any successor thereto.

“Canadian Dollar” and “Cdn. $” mean lawful money of Canada.

“Canadian Facility” means, at any time, the aggregate amount of the Canadian Lenders’ Commitments at such time.

“Canadian L/C Issuer” means Bank of America Canada in its capacity as issuer of Canadian Letters of Credit hereunder, or if Bank of America Canada shall have resigned as Canadian Administrative Agent, any other Canadian Lender and any successor issuer of Canadian Letters of Credit hereunder.

“Canadian Lender” means any Lender which is either (i) a resident of Canada within the meaning of the ITA or (ii) a deemed resident of Canada pursuant to subsection 212 (13.3) of the ITA in respect of any amount paid or credited hereunder and in either case identified as a Canadian Lender on Schedule 2.01 as amended or modified from time to time in accordance with this Agreement.

“Canadian Letter of Credit” means any Letter of Credit issued by the Canadian L/C Issuer for the account of the Canadian Borrower.

“Canadian Letter of Credit Sublimit” means the Letter of Credit Sublimit for Canadian Letters of Credit.

“Canadian Loan” means any Loan extended by a Canadian Lender to the Canadian Borrower.

“Canadian Subsidiary” means any Subsidiary that is organized under the laws of Canada or any political subdivision of Canada.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure categorized as a capital expenditure in such Person’s financial statements prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Collateral Account” means a blocked, non-interest bearing deposit account of one or more of the Loan Parties at Bank of America or Bank of America Canada (or another commercial bank selected in compliance with Section 6.16) in the name of the applicable Administrative Agent and under the sole dominion and control of such Administrative Agent, and otherwise established in a manner satisfactory to such Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by a Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(a)           readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)           time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, and (ii) has combined capital and surplus of at least $250,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof;

(c)           commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(d)           repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus of at least $250,000,000;

(e)           repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit to the United States of America, in each case maturing within 90 days or less from the date of acquisition; provided, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985;

(f)            any evidence of Indebtedness issued by a state, city, town, county or their agencies and paying interest which is exempt from federal tax, provided that the maturity is 180 days or less and the Indebtedness is rated at least A-1, SP-1 or AAA by S&P or at least P-1, MIG-1 or Aaa by Moody’s; and

(g)           Investments, classified in accordance with GAAP as current assets of the Domestic Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a) through (f) of this definition.

Without limitation of the foregoing, with respect to the Canadian Borrower and its Subsidiaries, the term “Cash Equivalents” shall include any Canadian Investments that are substantially similar to any of the foregoing.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Change of Control” means an event or series of events by which:

(a)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any Permitted Holder or any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”) directly or indirectly, of 50% or more of the equity securities of the Domestic Borrower entitled to vote for members of the board of directors or equivalent governing body of the Domestic Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

(b)           any Person or two or more Persons (excluding any Permitted Holder) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, control of the management or policies of the Domestic Borrower, or control over the equity securities of the Domestic Borrower entitled to vote for members of the board of directors or equivalent governing body of the Domestic Borrower on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 50% or more of the combined voting power of such securities; or

(c)           a “change of control” or any comparable term under, and as defined in, the Senior Notes Documents shall have occurred.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Pledge Agreement, the Security Agreement, each of the Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Domestic Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Domestic Administrative Agent for the benefit of the Secured Parties.

“Commitment” means the Revolving Credit Commitment of each Lender.  The Commitments of the Domestic Lenders shall be denominated in Dollars and inure to the benefit of the Domestic Borrower.  The Commitments of the Canadian Lenders shall be denominated in Canadian Dollars and inure to the benefit of the Canadian Borrower.

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of Eurodollar Rate Committed Loans, having the same Interest Period.

“Committed Canadian Loan” has the meaning specified in Section 2.01(b).

“Committed Domestic Loan” has the meaning specified in Section 2.01(a).

“Committed Loan” means a Committed Domestic Loan or a Committed Canadian Loan.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) EBITDAR, less (ii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash, less (iii) the aggregate amount of all Maintenance Capital Expenditures (but in no event less than $10,000,000) to (b) the sum of (i) Consolidated Interest Charges, (ii) the aggregate principal amount of all regularly scheduled and/or contractual principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, (iii) real property rental expense and (iv) the aggregate amount of all Restricted Payments (exclusive of any Restricted Payments permitted pursuant to Section 7.06(e)), in each case, of or by the Domestic Borrower and its Subsidiaries for the most recently completed four fiscal quarter period.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Domestic Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) without duplication of amounts included in clauses (a), (c) or (d) hereof, all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, shipside bonds and similar instruments, (c) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business, accrued expenses, earn-outs and purchase price adjustments, consultant fees, payroll and bonus payments to employees, and other similar obligations, in each case only to the extent that such obligation is not classified as indebtedness under GAAP), (d) all Attributable Indebtedness, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Domestic Borrower or any Subsidiary, and (f) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Domestic Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Domestic Borrower or such Subsidiary.

“Consolidated Interest Charges” means, for any period of four fiscal quarters of the Domestic Borrower and its Subsidiaries, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Domestic Borrower and its Subsidiaries on a consolidated basis for the most recently completed period of four fiscal quarters of the Domestic Borrower.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Domestic Borrower and its Subsidiaries on a consolidated basis and in accordance with GAAP for the most recently completed four fiscal quarter period; provided that Consolidated Net Income shall exclude extraordinary gains and extraordinary losses for such period.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means each of the following:  (a) a Committed Borrowing and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada) and the Companies’ Creditors Arrangement Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Committed Loans or participations in L/C Obligations required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the applicable Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

“Disclosed Litigation” has the meaning set forth in Section 5.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property (other than cash) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.  For the avoidance of doubt, the grant of a Lien or security interest in any assets (including but not limited to accounts receivable) shall not constitute a “Disposition” for purposes of this Agreement.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalents” means, with respect to any amounts of Canadian Dollars, an equivalent amount of Dollars determined in accordance with subsection 1.07.

“Domestic Administrative Agent” means Bank of America in its capacity as domestic administrative agent under any of the Loan Documents, or any successor domestic administrative agent.

“Domestic Borrower” has the meaning specified in the introductory paragraph hereto.

“Domestic Facility” means, at any time, the aggregate amount of the Domestic Lenders’ Commitments at such time.

“Domestic L/C Issuer” means Bank of America in its capacity as issuer of Domestic Letters of Credit hereunder, or if Bank of America shall have resigned as Domestic Administrative Agent, any other Domestic Lender and any successor issuer of Domestic Letters of Credit hereunder.

“Domestic Lender” means any Lender identified as a Domestic Lender on Schedule 2.01 as amended or modified from time to time in accordance with this Agreement.

“Domestic Letter of Credit” means any Letter of Credit issued by the Domestic L/C Issuer for the account of the Domestic Borrower.

“Domestic Letter of Credit Sublimit” means the Letter of Credit Sublimit for Domestic Letters of Credit.

“Domestic Loan” means any Loan extended by a Domestic Lender to the Domestic Borrower.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“EBITDAR” means, at any date of determination, an amount equal to Consolidated Net Income (including income recognized from deferred revenues on payments made by licensees) of the Domestic Borrower and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters plus (a) the following to the extent deducted in calculating such Consolidated Net Income:  (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes payable, (iii) depreciation and amortization expense (including stock-based award expense amortization), (iv) real property rental expense, (v) customary fees, costs and expenses incurred in connection with any equity or debt offering, Investments or Indebtedness permitted by this Agreement or in connection with the consummation of acquisitions permitted pursuant to Section 7.03(h), (vi) restructuring charges or reserves (including, without limitation, non-cash retention, severance, systems establishment costs, excess pension charges, contract termination costs including future lease commitments, and costs to consolidate facilities and relocate employees) in an aggregate amount not to exceed $50,000,000 through the Maturity Date and (vii) other non-recurring expenses (excluding losses generated from barter transactions) reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Domestic Borrower and its Subsidiaries for such four fiscal quarter period) and minus (b) the following to the extent included in calculating such Consolidated Net Income:  (i) Federal, state, local and foreign income Tax credits and (ii) all non-recurring non-cash items (excluding gains generated from barter transactions) increasing Consolidated Net Income (in each case of or by the Domestic Borrower and its Subsidiaries for such four fiscal quarter period).

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi) and (vii) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“Environmental Laws” means any and all Federal, state, provincial, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of either Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any material permit, approval, identification number license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Domestic Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Domestic Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Domestic Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Domestic Borrower or any ERISA Affiliate.

“Eurodollar Rate” means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated from time to time by the Domestic Administrative Agent in the case of Domestic Loans and the Canadian Administrative Agent in the case of Canadian Loans) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits in the case of Domestic Loans and Canadian Dollars in the case of Canadian Loans (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the applicable Administrative Agent to be the rate at which deposits in Dollars or Canadian Dollars as applicable for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America or Bank of America Canada, as applicable, and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Eurodollar Rate Loan” means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Taxes” means, with respect to either Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder, (a) Taxes imposed on or measured by its overall net income, assets or capital (however denominated) and franchise Taxes imposed on it (in lieu of net income Taxes) by (i) the United States or Canada (or any political subdivision thereof), (ii) any other Governmental Authority under the laws of which any Lender or Administrative Agent (as the case may be) is organized or has its principal office or maintains its applicable Lending Office or in which the Lender or Administrative Agent is otherwise carrying on business or is deemed to be carrying on business, or (iii) any Governmental Authority solely as a result of a present or former connection between such recipient and the jurisdiction of such Governmental Authority (other than any such connection arising solely from such recipient having executed, delivered or performed its obligations or received a payment under, or enforced, any of the Loan Documents), (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by Canada or any other jurisdiction in which the applicable Borrower is located, and (c) any withholding, backup withholding or similar Tax that is (i) imposed on amounts payable to such recipient at the time such recipient becomes a party hereto or otherwise acquires an interest hereunder (or designates a new Lending Office), (ii) attributable to such recipient’s failure or inability (other than as a result of a Change in Law occurring after the time such recipient becomes a party hereto or otherwise acquires a beneficial interest hereunder (or designates a new Lending Office)) to comply with Section 3.01(e), except to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such Tax pursuant to Section 3.01(a), or (iii) required to be deducted under applicable law from any payment hereunder on the basis of the information provided by such recipient pursuant to Section 3.01(e).

“Existing Credit Agreement” means (i) that certain Amended and Restated Loan and Security Agreement dated as of December 20, 2002 among the Domestic Borrower, Guess? Retail, Inc., Guess.com, Inc., Wachovia Securities, Inc., as arranger, and the lenders party thereto, as amended from time to time and (ii) that certain Canadian Loan and Security Agreement dated as of December 20, 2002 among the Canadian Borrower, Guess? Canada Retail, Inc., and Wachovia Securities, Inc., as arranger, and the lenders party thereto, as amended from time to time.

“Facility” means each of the Domestic Facility and the Canadian Facility.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Domestic Administrative Agent.

“Fee Letter” means the letter agreement, dated September 19, 2006, among the Domestic Borrower and the Domestic Administrative Agent.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of any jurisdiction other than a political subdivision of the United States.

“Foreign Subsidiary Restructuring” means (i) the transfer of the equity interests of the Canadian Borrower such that the Canadian Borrower becomes a second- or lower-tier Foreign Subsidiary of the Domestic Borrower, (ii) conversion, transfer or other corporate restructuring of the Canadian Borrower to another form of entity or entities (including but not limited to a partnership or limited liability company), and (iii) transfer of the equity interests of Guess? Europe, B.V. such that Guess? Europe, B.V. becomes a second- or lower-tier Foreign Subsidiary of the Domestic Borrower.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Granting Lender” has the meaning specified in Section 10.06(h).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guaranty” means, collectively, the Guaranty made by Domestic Borrower and the Guarantors in favor of the Secured Parties, substantially in the form of Exhibit E, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

“Guarantors” means, collectively, the Subsidiaries of the Domestic Borrower listed on Schedule 6.12 and each other Subsidiary of the Domestic Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12, but excluding Guess? Royalty Finance LLC, Guess? Licensing, Inc., Guess? IP GP LLC, Guess? IP LP LLC and Guess? IP Holder L.P.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that, at the time it enters into a Secured Hedge Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Secured Hedge Agreement.

“Hong Kong Subfacility” means the subfacility of the Letter of Credit Sublimits described in Section 2.14.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)           all direct or contingent obligations of such Person arising under outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)           net obligations of such Person under any Swap Contract;

(d)           all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business, accrued expenses, earn-outs and purchase price adjustments, consultant fees, payroll and bonus payments to employees, and other similar obligations, in each case only to the extent that such accounts, expenses, earn-outs, adjustments and similar obligations are not classified as indebtedness under GAAP);

(e)           indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)            all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

(g)           to the extent that any of the following shall be classified as indebtedness under GAAP, obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)           all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  Capitalized Lease or Synthetic Lease Obligations as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Interbank Reference Rate” means the interest rate expressed as a percentage per annum which is customarily used by the Canadian Administrative Agent when calculating interest due by it or owing to it arising from correction of errors between it and other chartered banks.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three, six or nine months thereafter, as selected by a Borrower in its Committed Loan Notice provided that:

(a)           any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)           any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)           no Interest Period shall extend beyond the Maturity Date.

“Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Domestic Borrower’s internal controls over financial reporting, in each case as described in the Securities Laws.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.  For the avoidance of doubt, the purchase of aircraft shall not constitute an “Investment” for purposes of this Agreement.

“IP Rights” has the meaning specified in Section 5.17.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable L/C Issuer and the applicable Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.

“ITA” means the Income Tax Act (Canada).

“Laws” means, collectively, all international, foreign, Federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuers” means collectively, the Domestic L/C Issuer and the Canadian L/C Issuer.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Domestic Borrower and the Domestic Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder.  A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(i).

“Letter of Credit Sublimit” means, with respect to the Domestic Letters of Credit, an amount equal to Sixty Million Dollars ($60,000,000) and, with respect to the Canadian Letters of Credit, an amount equal to Fifteen Million Dollars ($15,000,000).  The applicable Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Domestic Commitments and the Aggregate Canadian Commitments, respectively.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Committed Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) each Secured Hedge Agreement, (h) each Secured Cash Management Agreement and (i) each Secured Foreign Exchange Agreement.

“Loan Parties” means, collectively, each Borrower and each Guarantor.

“Maintenance Capital Expenditures” means capital expenditures for the maintenance, repair, restoration or refurbishment of tangible property, but excluding any Capital Expenditures which adds to or significantly improves any such property.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, assets, properties, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Domestic Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agents or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means September 30, 2011; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Domestic Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Non-Extension Notice Date” has the meaning specified in Section 2.04(b)(iii).

“Note” means a promissory note made by a Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (a) with respect to Committed Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by a Borrower of Unreimbursed Amounts.

“Participant” has the meaning specified in Section 10.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” means the Public Company Accounting Oversight Board.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Domestic Borrower or any ERISA Affiliate or to which the Domestic Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Holder” means collectively Paul Marciano, the Paul Marciano Trust, Marciano Financial Holdings II, LLC, the Paul Marciano Foundation, Maurice Marciano, the Maurice Marciano Trust, the Maurice Marciano Family Foundation, and as to Paul Marciano and Maurice Marciano, the members of their families, their respective estates, spouses, heirs and any trust of which one or more of the foregoing are the trustors, the trustees and/or the beneficiaries.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Domestic Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.02.

“Pledge Agreement” means the Pledge Agreement delivered in accordance with Section 4.01(iv) by the Domestic Borrower and each Domestic Subsidiary that holds Equity Interests in another Domestic Subsidiary or in a first-tier Foreign Subsidiary, together with any supplement delivered pursuant to Section 6.12.

“Register” has the meaning specified in Section 10.06(c).

“Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Domestic Borrower as prescribed by the Securities Laws.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Committed Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, chief operating officer, chief financial officer, treasurer, assistant treasurer, controller or vice president of finance of a Loan Party and any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the applicable Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“Revolving Credit Commitment” means, as to each Lender, its obligation to (a) make Loans to the Borrowers pursuant to Section 2.01 and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Revolving Credit Commitments at such time.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between a Borrower and any Cash Management Bank.

“Secured Foreign Exchange Agreement” means any agreement to provide foreign exchange services that is entered into by and between a Borrower and any Lender or an Affiliate of a Lender.

“Secured Hedge Agreement” means any interest rate or foreign currency Swap Contract permitted under Article VI or VII that is entered into by and between a Borrower and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agents, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks, the Lenders (or Affiliates thereof) party to any Secured Foreign Exchange Agreement, each co-agent or sub-agent appointed by an Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agreement” has the meaning specified in Section 4.01(a)(iii).

“Security Agreement Supplement” means a supplement to the Security Agreement, in form and substance satisfactory to the Domestic Borrower and the Domestic Administrative Agent.

“Senior Notes” means the 6.75% secured senior notes of Guess? Royalty Finance LLC, an indirect wholly-owned Subsidiary of the Domestic Borrower, due June 2012 in an aggregate principal amount of $75,000,000 issued and sold pursuant to the Senior Notes Documents.

“Senior Notes Documents” means the note purchase agreement, the Senior Notes and all other agreements, instruments and other documents pursuant to which the Senior Notes have been issued or otherwise setting forth the terms of the Senior Notes from time to time.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Domestic Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or Tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto or resulting from the non-payment thereof.

“Threshold Amount” means $20,000,000.

“Total Adjusted Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness as of such date and (ii) eight (8) times the real property rental expense of the Domestic Borrower and its Subsidiaries for the most recently completed period of four fiscal quarters to (b) EBITDAR of the Domestic Borrower and its Subsidiaries on a consolidated basis for the most recently completed period of four fiscal quarters of the Domestic Borrower.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of California; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States of America and that is not a Foreign Subsidiary.

1.02        Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)           In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)           Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03        Accounting Terms.  (a) Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b)           Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Domestic Borrower or the Required Lenders shall so request, the Administrative Agents, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Domestic Borrower shall provide to the Administrative Agents and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.04        Rounding.  Any financial ratios required to be maintained by the Domestic Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05        Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable), except where such references pertain to Canadian Loans or Canadian Letters of Credit, in which case such references shall be to Eastern time (daylight or standard, as applicable).

1.06        Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.07        Currency Equivalents Generally.  Any amount specified in this Agreement (other than in Articles IX and X) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars (including, without limitation, Canadian Dollars), such equivalent amount thereof in the applicable currency to be determined by an Administrative Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars.  For purposes of this Section 1.07, the “Spot Rate” for a currency means the rate determined by an Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date of such determination; provided that such Administrative Agent may obtain such spot rate from another financial institution designated by such Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01        Committed Loans.

(a)           Subject to the terms and conditions set forth herein, each Domestic Lender severally agrees to make loans (each such loan, a “Committed Domestic Loan”) to the Domestic Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Domestic Lender’s Commitment with respect to Domestic Loans and Domestic Letters of Credit; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings with respect to Domestic Loans and Domestic Letters of Credit shall not exceed the Aggregate Domestic Commitments minus the amount allocated to the Hong Kong Subfacility at such time, and (ii) the aggregate Outstanding Amount of the Committed Domestic Loans of any Domestic Lender, plus such Domestic Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations with respect to Domestic Letters of Credit shall not exceed such Lender’s Commitment with respect to Domestic Loans and Domestic Letters of Credit.  Within the limits of each Domestic Lender’s Commitment, and subject to the other terms and conditions hereof, the Domestic Borrower may borrow under this Section 2.01(a), prepay under Section 2.04, and reborrow under this Section 2.01(a).  Committed Domestic Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.  Committed Domestic Loans shall be funded and repaid in Dollars.

(b)           Subject to the terms and conditions set forth herein, each Canadian Lender severally agrees to make loans in Canadian Dollars (each such loan, a “Committed Canadian Loan”) to the Canadian Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Canadian Lender’s Commitment with respect to Canadian Loans and Canadian Letters of Credit; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings with respect to Canadian Loans and Canadian Letters of Credit shall not exceed the Aggregate Canadian Commitments, and (ii) the aggregate Outstanding Amount of the Committed Canadian Loans of any Canadian Lender, plus such Canadian Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations with respect to Canadian Letters of Credit shall not exceed such Lender’s Commitment with respect to Canadian Loans and Canadian Letters of Credit.  Within the limits of each Canadian Lender’s Commitment, and subject to the other terms and conditions hereof, the Canadian Borrower may borrow under this Section 2.01(b), prepay Committed Canadian Loans under Section 2.04 and reborrow Committed Canadian Loans under this Section 2.01(b).  Committed Canadian Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.  Committed Canadian Loans shall be funded and repaid in Canadian Dollars.

(c)           If the Dollar Equivalent of the sum of Outstanding Amounts of Canadian Loans and L/C Obligations in respect of Canadian Letters of Credit for any reason shall exceed 100% of the Aggregate Canadian Commitments, the Canadian Borrower shall within 10 Business Days after notice from the Canadian Administrative Agent of such excess repay Canadian Loans by the amount of such excess.  Amounts repaid in accordance with this Section 2.01(c) may be reborrowed in accordance with the terms and conditions of this Agreement.

2.02        Committed Borrowings, Conversions and Continuations of Committed Loans.

(a)           The Domestic Borrower may request Committed Domestic Loans by notice to the Domestic Administrative Agent, and the Canadian Borrower may request Committed Canadian Loans by notice to the Canadian Administrative Agent, all as provided below.  Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the applicable Borrower’s irrevocable notice to the applicable Administrative Agent, which may be given by telephone.  Each such notice from the Domestic Borrower must be received by the Domestic Administrative Agent not later than 10:00 a.m. (i) three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans or of any conversion of Eurodollar Rate Committed Loans to Base Rate Committed Loans, and (ii) on the requested date of any Committed Borrowing of Base Rate Committed Loans.  Each such notice from the Canadian Borrower must be received by the Canadian Administrative Agent not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans or of any conversion of Eurodollar Rate Committed Loans to Base Rate Committed Loans, and (ii) 10:00 a.m. on the requested date of any Committed Borrowing of Base Rate Committed Loans.  Each such telephonic notice must be confirmed promptly by delivery to the applicable Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower.  Each Committed Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans shall be in a principal amount of $1,000,000 (or Cdn. $1,000,000) or a whole multiple of $100,000 (or Cdn. $100,000) in excess thereof.  Each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 (or Cdn. $500,000) or a whole multiple of $100,000 (or Cdn. $100,000) in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the applicable Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Committed Loans, (ii) the requested date of the Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto.  If the applicable Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if such Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Committed Loans.  If the applicable Borrower requests a Committed Borrowing of, conversion to, or continuation of Eurodollar Rate Committed Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(b)           Following receipt of a Committed Loan Notice, the applicable Administrative Agent shall promptly notify each applicable Lender of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, such Administrative Agent shall notify each such Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection.  In the case of a Committed Borrowing, each applicable Lender shall make the amount of its Committed Loan available to the applicable Administrative Agent in immediately available funds at the applicable Administrative Agent’s Office not later than 11:00 a.m. in the case of Domestic Loans and Canadian Eurodollar Rate Committed Loans and 1:00 p.m. in the case of Canadian Base Rate Committed Loans on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Committed Borrowing is the initial Credit Extension, Section 4.01), the applicable Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by such Administrative Agent by crediting the account of such Borrower on the books of Bank of America or Bank of America Canada (as applicable) with the amount of such funds or otherwise disbursing such funds in accordance with the applicable Borrower’s written instructions; provided, however, that if, on the date of a Committed Borrowing there are L/C Borrowings by such Borrower outstanding, then the proceeds of such Committed Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, and second, to such Borrower as provided above.

(c)           Except as otherwise provided herein, a Eurodollar Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Committed Loan.  During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Committed Loans without the consent of the Required Lenders.

(d)           The applicable Administrative Agent shall promptly notify the applicable Borrower and the applicable Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Committed Loans upon determination of such interest rate.  The determination of the Eurodollar Rate by such Administrative Agent shall be conclusive in the absence of manifest error.  The applicable Administrative Agent shall notify the applicable Borrower and the applicable Lenders of any change in the prime rate of Bank of America or Bank of America Canada (as applicable) used in determining the Base Rate promptly following the public announcement of such change if any Base Rate Loans are then outstanding.

(e)           After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to Domestic Loans and not more than ten (10) Interest Periods in effect with respect to Canadian Loans.

2.03        Letters of Credit.

(a)           The Letter of Credit Commitment.  (i) The Domestic Borrower may request Domestic Letters of Credit by notice to the Domestic L/C Issuer and the Domestic Administrative Agent, and the Canadian Borrower may request Canadian Letters of Credit upon notice to the Canadian L/C Issuer and the Canadian Administrative Agent, all as provided below.  Subject to the terms and conditions set forth herein, (A) the applicable L/C Issuer agrees, in reliance upon the agreements of the other applicable Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Maturity Date, to issue Letters of Credit for the account of the applicable Borrower, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit as required under applicable law; and (B) such Lenders severally agree to participate in Letters of Credit issued for the account of such Borrower; provided that the Domestic L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Domestic Letter of Credit, and no Domestic Lender shall be obligated to participate in, any Domestic Letter of Credit if as of the date of such L/C Credit Extension, (x) the Total Outstandings with respect to Domestic Loans and Domestic Letters of Credit would exceed the Aggregate Domestic Commitments, (y) the aggregate Outstanding Amount of the Committed Domestic Loans of any Domestic Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Domestic L/C Obligations would exceed such Lender’s Commitment with respect to Domestic Loans and Domestic Letters of Credit, or (z) the Outstanding Amount of the Domestic L/C Obligations would exceed the Letter of Credit Sublimit; provided, further, the Canadian L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Canadian Letter of Credit, and no Canadian Lender shall be obligated to participate in any Canadian Letter of Credit if as of the date of such L/C Credit Extension (x) the Total Outstandings with respect to Canadian Loans and Canadian Letters of Credit would exceed the Aggregate Canadian Commitments, (y) the aggregate Outstanding Amount of the Committed Canadian Loans of any Canadian Lender, plus such Canadian Lender’s Applicable Percentage of the Outstanding Amount of all Canadian L/C Obligations would exceed such Lender’s Commitment with respect to Canadian Loans and Canadian Letters of Credit or (z) the Outstanding Amount of Canadian L/C Obligations would exceed the Letter of Credit Sublimit.  Each request by a Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by such Borrower that the L/C Credit Extension so requested complies with the conditions set forth in clauses (x) and (z) of the applicable proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)           An L/C Issuer shall not issue any Letter of Credit if:

(A)          subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B)           the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

(iii)          An L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B)           the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

(C)           such Letter of Credit is to be denominated in a currency other than Dollars or an Approved Currency in the case of Domestic Letters of Credit and Canadian Dollars or an Approved Currency in the case of Canadian Letters of Credit;

(D)          such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(E)           a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless such L/C Issuer has entered into satisfactory arrangements with the applicable Borrower or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender.

(iv)          An L/C Issuer shall not amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)           An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)          An L/C Issuer shall act on behalf of the Domestic Lenders or Canadian Lenders, as applicable, with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b)           Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the applicable L/C Issuer (with a copy to the applicable Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of such Borrower.  Such L/C Application must be received by the applicable L/C Issuer and the applicable Administrative Agent not later than 8:00 a.m. in the case of Domestic Letters of Credit and 12:00 noon in the case of Canadian Letters of Credit at least two Business Days (or such later date and time as such L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may require.  Additionally, the applicable Borrower shall furnish to the applicable L/C Issuer and the applicable Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or such Administrative Agent may require.

(ii)           Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with such Administrative Agent (by telephone or in writing) that such Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide such Administrative Agent with a copy thereof.  Unless the applicable L/C Issuer has received written notice from any Lender, an Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Domestic Letter of Credit, each Domestic Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Domestic L/C Issuer a risk participation in such Domestic Letter of Credit in an amount equal to the product of such Domestic Lender’s Applicable Percentage times the amount of such Domestic Letter of Credit.  Immediately upon the issuance of each Canadian Letter of Credit, each Canadian Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian L/C Issuer a risk participation in such Canadian Letter of Credit in an amount equal to the product of such Canadian Lender’s Applicable Percentage times the amount of such Canadian Letter of Credit.

(iii)          If a Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the applicable L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the applicable Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the applicable Administrative Agent, any applicable Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension.

(iv)          Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower and the applicable Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)           Drawings and Reimbursements; Funding of Participations.  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the applicable Borrower and the applicable Administrative Agent thereof.  Not later than 11:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the applicable Borrower shall reimburse the applicable L/C Issuer through the applicable Administrative Agent in an amount equal to the amount of such drawing.  If such Borrower fails to so reimburse such L/C Issuer by such time, such Administrative Agent shall promptly notify each applicable Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof.  In such event, such Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Domestic Commitments or the Aggregate Canadian Commitments as applicable and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).  Any notice given by an L/C Issuer or an Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)           Each applicable Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the applicable Administrative Agent for the account of the applicable L/C Issuer at such Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by such Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrower in such amount.  The applicable Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

(iii)          With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender’s payment to the applicable Administrative Agent for the account of such L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)          Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer.

(v)           Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by a Borrower of a Committed Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of a Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)          If any Lender fails to make available to the applicable Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through such Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate (in the case of the Domestic L/C Issuer) or the Interbank Reference Rate (in the case of the Canadian L/C Issuer) and a rate determined by such L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the applicable L/C Issuer submitted to any Lender (through the applicable Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)           Repayment of Participations.  (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the applicable Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower or otherwise, including proceeds of Cash Collateral applied thereto by such Administrative Agent), such Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by such Administrative Agent.

(ii)           If any payment received by an Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each applicable Lender shall pay to the applicable Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of such Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate (in the case of the Domestic L/C Issuer) or the Interbank Reference Rate (in the case of the Canadian L/C Issuer) from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)           Obligations Absolute.  The obligation of each Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)            any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)           the existence of any claim, counterclaim, setoff, defense or other right that such Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)          any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)          any payment by such L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v)           any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Borrower or any of its Subsidiaries.

The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will immediately notify the applicable L/C Issuer.  Such Borrower shall be conclusively deemed to have waived any such claim against such L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)            Role of L/C Issuers.  Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Issuers shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuers, the Administrative Agents, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuers, the Administrative Agents, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to a Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)           Cash Collateral.  Upon the request of the applicable Administrative Agent, (i) if an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the applicable Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.  Sections 2.04 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder.  For purposes of this Section 2.03, Section 2.04 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the applicable Administrative Agent, for the benefit of the applicable L/C Issuer and the applicable Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to such Administrative Agent and such L/C Issuer (which documents are hereby consented to by the Lenders).  Derivatives of such term have corresponding meanings.  Each Borrower hereby grants to the applicable Administrative Agent, for the benefit of the applicable L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America or Bank of America Canada, as applicable.  If at any time an Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than such Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all applicable L/C Obligations, the applicable Borrower will, forthwith upon demand by the applicable Administrative Agent, pay to such Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that such Administrative Agent determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the applicable L/C Issuer.

(h)           Applicability of ISP and UCP.  Unless otherwise expressly agreed by the applicable L/C Issuer and Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

(i)            Letter of Credit Fees.  Each Borrower shall pay to the applicable Administrative Agent for the account of each applicable Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) (i) for each commercial Letter of Credit issued for such Borrower’s account at such rates as may be mutually agreed by such Borrower and L/C Issuer and (ii) for each standby Letter of Credit issued for such Borrower’s account equal to the Applicable Rate for Eurodollar Rate Loans times the daily amount available to be drawn under such Letter of Credit.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.  If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(j)            Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer.  Each Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee (i) with respect to each commercial Letter of Credit issued for such Borrower’s account, at such rates as may be mutually agreed by such Borrower and L/C Issuer, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between such Borrower and the L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at such rates as may be mutually agreed by such Borrower and L/C Issuer; provided that no fronting fee shall be charged with respect to any period when there is only one Lender under this Agreement.  Such fronting fee pursuant to clauses (i) and (iii) above shall be due and payable on the last Business Day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  In addition, such Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k)           Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(l)            Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the applicable Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit.  Each Borrower hereby acknowledges that the issuance of Letters of Credit for the account of its Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

2.04        Prepayments.  (a) Each Borrower may, upon notice to the applicable Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by such Administrative Agent not later than 10:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Committed Loans, and (B) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurodollar Rate Committed Loans shall be in a principal amount of  $5,000,000 (or Cdn. $5,000,000) or a whole multiple of $1,000,000 (or Cdn. $1,000,000) in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 (or Cdn. $500,000) or a whole multiple of $100,000 (or Cdn. $100,000) in excess thereof.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid.  Such Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of such Lender’s Applicable Percentage of such prepayment.  If such notice is given by a Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  Each such prepayment shall be applied to the applicable Committed Loans of the applicable Lenders in accordance with their respective Applicable Percentages.

(b)           If for any reason the Outstanding Amount of all Domestic Loans and Domestic L/C Obligations at any time exceeds the Aggregate Domestic Commitments then in effect, the Domestic Borrower shall immediately prepay Domestic Loans and/or Cash Collateralize the Domestic L/C Obligations in an aggregate amount equal to such excess.  If for any reason the Outstanding Amount of all Canadian Loans and Canadian L/C Obligations at any time exceeds the Aggregate Canadian Commitments then in effect, the Canadian Borrower shall immediately prepay Canadian Loans and/or Cash Collateralize the Canadian L/C Obligations in an aggregate amount equal to such excess.

2.05        Reduction or Termination of Commitments.  (a) Each Borrower may, upon notice to the applicable Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the sum thereof to an amount not less than the then Outstanding Amount of all Loans to, and L/C Obligations of, the Borrowers; provided that (i) any such notice shall be received by such Administrative Agent not later than 10:00 a.m. two Business Days prior to the date of termination or reduction, (ii) such Borrower shall specify which Commitment is to be so reduced, and (iii) any such partial reduction shall be in an aggregate amount of $5,000,000 (or Cdn. $5,000,000) or any whole multiple of $1,000,000 (or Cdn. $1,000,000) in excess thereof;

(b)           The applicable Administrative Agent shall promptly notify the applicable Lenders of any such notice of reduction or termination of the Aggregate Commitments.  Once reduced in accordance with this Section, the Aggregate Commitments may not be increased.  Any such reduction shall be applied to the Commitment of each applicable Lender according to its Applicable Percentage.  All fees accrued on the Aggregate Domestic Commitments or Aggregate Canadian Commitments that are terminated, until the effective date of any termination, shall be paid on the effective date of such termination.

2.06        Repayment of Loans.  Each Borrower shall repay to the applicable Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date to such Borrower.

2.07        Interest.  (a) Subject to the provisions of Section 2.07(b), (i) each Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the applicable Base Rate plus the Applicable Rate.

(b)           (i)            If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter, upon the election of Required Lenders, bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)           If any amount (other than principal of any Loan) payable by either Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)          Upon the request of the Required Lenders, while any Event of Default exists, the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv)          Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)           Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.08        Fees.  In addition to certain fees described in subsections (i) and (j) of Section 2.03:

(a)           Commitment Fee.  Each Borrower shall pay to the applicable Administrative Agent for the account of each applicable Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Commitment Fee Percentage times the actual daily amount by which the Aggregate Domestic Commitments or Aggregate Canadian Commitments as applicable, exceed the sum of (i) the Outstanding Amount of Committed Loans to such Borrower and (ii) the Outstanding Amount of L/C Obligations of such Borrower.  The commitment fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Commitment Fee Percentage during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Commitment Fee Percentage separately for each period during such quarter that such Applicable Commitment Fee Percentage was in effect.  The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met.

(b)           Other Fees.  Each Borrower shall pay to the Administrative Agents fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.  The Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable.

2.09        Computation of Interest and Fees.  All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day.  Each rate of interest which is calculated with reference to a period (the “deemed interest period”) that is less than the actual number of days in the calendar year of calculation is, for the purposes of the Interest Act (Canada), equivalent to a rate based on a calendar year calculated by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing by the number of days in the deemed interest period.  Each determination by an Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.10        Evidence of Debt.  (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the applicable Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agents and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agents in respect of such matters, the accounts and records of the applicable Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the applicable Administrative Agent, the applicable Borrower shall execute and deliver to such Lender (through the applicable Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)           In addition to the accounts and records referred to in Section 2.10(a), each Lender and the Administrative Agents shall maintain in accordance with their usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit.  In the event of any conflict between the accounts and records maintained by the Administrative Agents and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agents shall control in the absence of manifest error.

2.11        Payments Generally; Administrative Agent’s Clawback.  (a) General.  All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the applicable Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office of such Administrative Agent in Dollars or, in the case of payments regarding Canadian Loans or Canadian Letters of Credit, in Canadian Dollars, and, in all cases, in immediately available funds not later than 2:00 p.m. on the date specified herein.  Such Administrative Agent will promptly distribute to each applicable Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agents after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.

(b)           (i)            Funding by Lenders; Presumption by Administrative Agent.  Unless an Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing of Eurodollar Rate Loans (or, in the case of any Committed Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Committed Borrowing) that such Lender will not make available to such Administrative Agent such Lender’s share of such Committed Borrowing, such Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Committed Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the applicable Administrative Agent, then the applicable Lender and Borrower severally agree to pay to such Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to such Administrative Agent, at (A) in the case of a payment to be made by such Lender to the Domestic Administrative Agent, the greater of the Federal Funds Rate and a rate determined by the Domestic Administrative Agent in accordance with banking industry rules on interbank compensation and in the case of a payment to be made by such Lender to the Canadian Administrative Agent, the Interbank Reference Rate, plus in either case any administrative, processing or similar fees customarily charged by such Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by a Borrower, the interest rate applicable to Base Rate Loans.  If a Borrower and such Lender shall pay such interest to an Administrative Agent for the same or an overlapping period, such Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period.  If such Lender pays its share of the applicable Committed Borrowing to the applicable Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Committed Borrowing.  Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the applicable Administrative Agent.

(ii)           Payments by Borrowers; Presumptions by Administrative Agents.  Unless an Administrative Agent shall have received notice from a Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that such Borrower will not make such payment, such Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if a Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to such Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to such Administrative Agent, in the case of repayments to the Domestic Administrative Agent at the greater of the Federal Funds Rate and a rate determined by such Administrative Agent in accordance with banking industry rules on interbank compensation and in the case of repayments to the Canadian Administrative Agent, at the Interbank Reference Rate.

A notice of an Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)           Failure to Satisfy Conditions Precedent.  If any Lender makes available to an Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by such Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, such Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)           Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e)           Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)            Insufficient Funds.  If at any time insufficient funds are received by and available to an Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.12        Sharing of Payments by Lenders.  (a) If any Domestic Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Domestic Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Domestic Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Domestic Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Domestic Lenders hereunder and under the other Loan Documents at such time obtained by all the Domestic Lenders at such time or (b) Obligations owing (but not due and payable) to such Domestic Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Domestic Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Domestic Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Obligations owing (but not due and payable) to all Domestic Lenders hereunder and under the other Loan Documents at such time obtained by all of the Domestic Lenders at such time then the Domestic Lender receiving such greater proportion shall (a) notify the Domestic Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Domestic Loans and subparticipations in L/C Obligations of the other Domestic Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Domestic Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Domestic Lenders or owing (but not due and payable) to the Domestic Lenders, as the case may be, provided that:

(i)            if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)           the provisions of this Section shall not be construed to apply to (A) any payment made by the Domestic Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Domestic Loans or subparticipations in L/C Obligations to any assignee or participant, other than to the Domestic Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

(b)           If any Canadian Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Canadian Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Canadian Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Canadian Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Canadian Lenders hereunder and under the other Loan Documents at such time obtained by all the Canadian Lenders at such time or (b) Obligations owing (but not due and payable) to such Canadian Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Canadian Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Canadian Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Obligations owing (but not due and payable) to all Canadian Lenders hereunder and under the other Loan Documents at such time obtained by all of the Canadian Lenders at such time then the Canadian Lender receiving such greater proportion shall (a) notify the Canadian Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Canadian Loans and subparticipations in L/C Obligations of the other Canadian Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Canadian Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Canadian Lenders or owing (but not due and payable) to the Canadian Lenders, as the case may be, provided that:

(i)            if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)           the provisions of this Section shall not be construed to apply to (A) any payment made by the Canadian Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Canadian Lender as consideration for the assignment of or sale of a participation in any of its Canadian Loans or subparticipations in L/C Obligations to any assignee or participant, other than to the Canadian Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

(c)           From and after the earlier of (i) the occurrence of an Event of Default under Section 8.01(f) or (g) or (ii) the occurrence of any Event of Default and the acceleration of the Obligations hereunder (each such occurrence, a “Sharing Event”), each Lender (x) agrees to purchase from each other Lender, and each such other Lender agrees to sell, a risk participation in such other Lender’s outstanding Loans such that, after giving effect to such purchase and sale, each Lender holds a risk participation in each outstanding Loan in an amount equal to such Lender’s Aggregate Applicable Percentage and (y) agrees that its risk participation in each L/C Obligation shall be adjusted (through purchase and sale or otherwise) to an amount equal to such Lender’s Aggregate Applicable Percentage thereof.  It is the intention of the Lenders that after giving effect to the foregoing, each Lender shall hold an interest in each outstanding Loan and L/C Obligation equal to such Lender’s Aggregate Applicable Percentage, and each Lender agrees to take such actions as may be reasonably requested by the Administrative Agents to effect the foregoing.  Notwithstanding anything to the contrary in Section 2.13(a) or (b), if, from and after a Sharing Event, any Lender shall obtain on account of the Committed Loans made by it, or its participations in L/C Borrowings regarding Letters of Credit, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Aggregate Applicable Percentage thereof, such Lender shall immediately (a) notify the Administrative Agents of such fact, and (b) purchase from the other Lenders such participations in the Committed Loans made by them and/or such subparticipations in the participations in L/C Borrowings regarding Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Committed Loans or such participations, as the case may be, with each of them according to each such Lender’s Aggregate Applicable Percentage; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.08) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Borrower in the amount of such participation.  The Administrative Agents will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.  Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

(d)           The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

2.13        Reallocation of Aggregate Commitments.

(a)           Request for Reallocation.  Provided there exists no Event of Default, upon notice to the Domestic Administrative Agent (which shall promptly notify the Canadian Administrative Agent and the Lenders), the Borrowers may from time to time request a reallocation of the Aggregate Commitments between the Domestic Facility and the Canadian Facility; provided that (i) any such request shall be in a minimum amount of $1,000,000, (ii) the Borrowers may make a maximum of twelve such requests in any year, and (iii) in no event shall the Aggregate Canadian Commitments exceed the Dollar Equivalent of $15,000,000 as of the date of such reallocation.

(b)           Lender Elections to Reallocate.  Each Lender shall notify the Domestic Administrative Agent within ten days of the receipt of such notice from a Borrower whether or not it agrees to reallocate its Commitments and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested reallocation.  Any Lender not responding within such time period shall be deemed to have declined.  Notwithstanding the foregoing, only a Canadian Lender may have a Commitment for a Canadian Loan.

(c)           Notification by Domestic Administrative Agent; Additional Lenders.  The Domestic Administrative Agent shall promptly notify the Canadian Administrative Agent, the Borrowers and each Lender of the Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested reallocation, and subject to the approval of the Domestic Administrative Agent and the L/C Issuers (which approvals shall not be unreasonably withheld), the Borrowers may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Domestic Administrative Agent.

(d)           Effective Date and Allocations.  If the Aggregate Commitments are reallocated in accordance with this Section, the Domestic Administrative Agent and the Borrowers shall determine the effective date (the “Effective Date”) of such reallocation and the final allocations, which shall in no event be later than fifteen Business Days after receipt by the Domestic Administrative Agent of the Borrower’s request therefor (unless such Borrower consents to a later date).  The Domestic Administrative Agent shall promptly notify the Canadian Administrative Agent, the Borrowers and the Lenders of the final allocations and the Effective Date.

(e)           Conditions to Effectiveness.  The Borrowers shall prepay any Committed Loans outstanding on the Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any reallocation of the Commitments under this Section.

2.14        Suballocation of Letter of Credit Sublimits.

(a)           Request for Allocation.  Upon notice to the Domestic Administrative Agent (which shall promptly notify the Domestic Lenders or the Canadian Lenders, as applicable), a Borrower may from time to time request an allocation or reallocation of a portion of the Domestic Letter of Credit Sublimit or the Canadian Letter of Credit Sublimit to the Hong Kong Branch of the Domestic Administrative Agent; provided that (i) any such request shall be in a minimum amount of $100,000, (ii) the Borrowers may make a maximum of twelve such requests in any year, (iii) in no event shall the amount so allocated by the Canadian Borrower exceed the Canadian Letter of Credit Sublimit then in effect and (iv) in no event shall the aggregate amount so allocated by the Domestic Borrower and the Canadian Borrower exceed the Domestic Letter of Credit Sublimit then in effect.  Any amounts so allocated or reallocated may be reallocated by the Borrower to its Letter of Credit Sublimit at any time and from time to time.  If a Borrower shall allocate or reallocate amounts to or from its Letter of Credit Sublimit, the Domestic Administrative Agent and such Borrower shall determine the effective date of such allocation or reallocation, which shall in no event be before the fifth Business Day immediately following the date of such notice.  The Hong Kong Subfacility is part of, and not in addition to, the Domestic Letter of Credit Sublimit and the Canadian Letter of Credit Sublimit.

(b)           Utilization of Hong Kong Subfacility.  It is understood that amounts allocated to the Domestic Administrative Agent’s Hong Kong Branch may be utilized by the Borrowers for the issuance of commercial Letters of Credit, the issuance of shipside bonds of up to 180 days and other trade products reasonably acceptable to the Hong Kong Branch of the Domestic Administrative Agent, and that availability for Letters of Credit under the Domestic Commitments or Canadian Commitments, as applicable, shall be reduced by the allocation to the Hong Kong Subfacility.  The applicable Borrower shall pay to the Domestic Administrative Agent’s Hong Kong office fees on any shipside bonds and other trade products at such rates and times as may be mutually agreed by such Borrower and office.

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01        Taxes.  (a) Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable law to deduct or withhold any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section) the applicable Administrative Agent, any Lender or the applicable L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Borrower shall make such deductions or withholdings and (iii) the applicable Borrower shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)           Payment of Other Taxes by the Borrowers.  Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           Indemnification by the Borrowers.  The Borrowers shall indemnify the Administrative Agents, each Lender and the L/C Issuers, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Administrative Agent, such Lender or such L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender or L/C Issuer (with a copy to the applicable Administrative Agent), or by an Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.

(d)           Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the applicable Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Administrative Agent.

(e)           Status of Lenders.  Any Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which a Borrower is resident for Tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall, if requested by a Borrower or the applicable Administrative Agent, deliver to such Borrower (with a copy to the applicable Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower or such Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by a Borrower or the applicable Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or such Administrative Agent as will enable such Borrower or such Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(f)            Treatment of Certain Refunds.  If an Administrative Agent, any Lender or an L/C Issuer determines, in its good faith discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out of pocket expenses of such Administrative Agent, such Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of such Administrative Agent, such Lender or such L/C Issuer, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Administrative Agent, such Lender or such L/C Issuer if such Administrative Agent, such Lender or such L/C Issuer is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require any Administrative Agent, any Lender or any L/C Issuer to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrowers.

(g)           Contest.  If a Borrower determines in good faith that a reasonable basis exists for contesting a Tax or Other Tax with respect to which the Borrower has paid an additional amount under this Section 3.01, the relevant Lender, Administrative Agent or L/C Issuer, as applicable, shall cooperate with the Borrower (but shall have no obligation to disclose any confidential information, unless arrangements satisfactory to the relevant Lender have been made to preserve the confidential nature of such information) in challenging such Tax or Other Tax at the Borrower’s expense if requested by the Borrower (it being understood and agreed that none of the Administrative Agents, L/C Issuers or any Lender shall have any obligation to contest, or any responsibility for contesting, any Tax), and any cost incurred by the relevant Lender, Administrative Agent, or L/C Issuer in connection with its cooperation shall be borne by the relevant Borrower.

3.02        Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the applicable Borrower through the applicable Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies such Administrative Agent and such Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, such Borrower shall, upon demand from such Lender (with a copy to the applicable Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans.  Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03        Inability to Determine Rates.  If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agents will promptly so notify the Borrower and each Lender.  Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agents (upon the instruction of the Required Lenders) revoke such notice.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

3.04        Increased Costs; Reserves on Eurodollar Rate Loans.  (a) Increased Costs Generally.  Subject to the provisions of Section 3.01 (which shall be conclusive with respect to matters covered thereby), if any Change in Law shall:

(i)            impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or any L/C Issuer;

(ii)           subject any Lender or any L/C Issuer to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or L/C Issuer); or

(iii)          impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or L/C Issuer, the applicable Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)           Capital Requirements.  If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the applicable Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

(c)           Certificates for Reimbursement.  A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the applicable Borrower shall be conclusive absent manifest error.  Such Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)           Delay in Requests.  Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)           Reserves on Eurodollar Rate Loans.  The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least 10 days’ prior notice (with a copy to the Administrative Agents) of such additional interest from such Lender.  If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05        Compensation for Losses.  Upon demand of any Lender (with a copy to the applicable Administrative Agent) from time to time, the applicable Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)           any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)           any failure by such Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by such Borrower; or

(c)           any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by such Borrower pursuant to Section 10.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The applicable Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by a Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06        Mitigation Obligations; Replacement of Lenders.  (a) Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The applicable Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)           Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, such Borrower may replace such Lender in accordance with Section 10.13.

3.07        Survival.  All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01        Conditions of Initial Credit Extension.  The obligation of the L/C Issuers and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)           The Domestic Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Domestic Administrative Agent:

(i)            executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agents and the Borrowers;

(ii)           a Note executed by each Borrower in favor of each Lender;

(iii)          a security agreement, in substantially the form of Exhibit F (together with each other security agreement and security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the “Security Agreement”), duly executed by each Loan Party, together with:

(A)          Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Domestic Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement,

(B)           completed requests for information, dated on or before the date of the initial Credit Extension, including the results of a recent search of all effective financing statements filed in the jurisdiction of incorporation of each Loan Party that name any Loan Party as debtor, together with copies of such other financing statements to the extent reasonably requested by Domestic Administrative Agent,

(C)           evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Domestic Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created thereby, and

(D)          evidence that all other action that the Domestic Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters and UCC-3 termination statements);

(iv)          the Pledge Agreement, duly executed by the Domestic Borrower and each Domestic Subsidiary that holds Equity Interests in other Domestic Subsidiaries or in a first-tier Foreign Subsidiary, together with:

(A)          certificates, if any, representing the pledged Equity Interests referred to therein accompanied by undated stock powers executed in blank, and

(B)           Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Domestic Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Pledge Agreement, covering the Collateral described in the Pledge Agreement;

(v)           executed counterparts of the Guaranty;

(vi)          such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or a Responsible Officer of each Loan Party as the Administrative Agents may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(vii)         such documents and certifications as the Administrative Agents may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrowers and the Guarantors is validly existing and in good standing in its jurisdiction of formation;

(viii)        favorable opinions of O’Melveny & Myers LLP, Stikeman Elliott LLP, and the General Counsel to the Loan Parties, addressed to the Domestic Administrative Agent and each Domestic Lender, as to the matters set forth in Exhibit G and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

(ix)           a certificate of a Responsible Officer of the Domestic Borrower either (A) stating that all consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party have been obtained, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(x)            a certificate signed by a Responsible Officer of the Domestic Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) a calculation of the Total Adjusted Leverage Ratio as of the last day of the fiscal quarter of the Domestic Borrower most recently ended prior to the Closing Date;

(xi)           certificates of insurance, naming the Domestic Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral;

(xii)          evidence that the Existing Credit Agreement has been, or concurrently with the Closing Date is being, terminated and all Liens securing obligations under the Existing Credit Agreement have been, or concurrently with the Closing Date are being, released; and

(xiii)         such other assurances, certificates, documents, consents or opinions as the Administrative Agents or the L/C Issuers reasonably may require.

(b)           All fees required to be paid to the Administrative Agents on or before the Closing Date shall have been paid.

(c)           Unless waived by the Administrative Agents, the Domestic Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agents (directly to such counsel if requested by the Administrative Agents) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Domestic Borrower and the Administrative Agents).

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Domestic Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02        Conditions to all Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

(a)           The representations and warranties of the Domestic Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

(b)           No Default shall exist and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c)           The applicable Administrative Agent and, if applicable, the applicable L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

The Domestic Borrower represents and warrants to the Administrative Agents and the Lenders that:

5.01        Existence, Qualification and Power.  Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.02        Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any material breach or contravention of, or the creation of any Lien under (i) any material Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.03        Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, or (c) the perfection of the Liens created under the Collateral Documents (including the first priority nature thereof), except such as have been obtained.

5.04        Binding Effect.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

5.05        Financial Statements; No Material Adverse Effect; No Internal Control Event.

(a)           The Audited Financial Statements (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Domestic Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Domestic Borrower and its Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness, in each case, to the extent required to be shown thereon in accordance with GAAP.

(b)           The unaudited consolidated balance sheets of the Domestic Borrower and its Subsidiaries dated July 1, 2006, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Domestic Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.  Schedule 7.02 sets forth all material indebtedness of the Domestic Borrower and its consolidated Subsidiaries as of the Closing Date.

(c)           Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(d)           To the best knowledge of the Domestic Borrower, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a Material Adverse Effect.

(e)           The consolidated forecasted balance sheets, statements of income and cash flows of the Domestic Borrower and its Subsidiaries delivered pursuant to Section 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of the conditions existing at the time of delivery of such forecasts, it being understood that projections as to future events are not to be viewed as facts and that actual results may differ from the projections.

5.06        Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of a Responsible Officer of the Domestic Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Domestic Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or (b) except as specifically disclosed in  Schedule 5.06 (the “Disclosed Litigation”), either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.07        No Default.  Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08        Ownership of Real Property; Liens.  (a) Each Loan Party and each of its Subsidiaries has legal title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)           As of the Closing Date, Schedule 7.01 sets forth a complete and accurate list of all Liens on the property or assets (other than real property) of each Loan Party and all material Liens on the property or assets (other than real property) of each of its Subsidiaries, showing as of the date hereof the lienholder thereof and the property or assets of such Loan Party or such Subsidiary subject thereto.  The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

(c)           As of the Closing Date, Schedule 5.08(c) sets forth a complete and accurate list of all real property owned in fee simple by each Loan Party.

(d)           As of the Closing Date, Schedule 5.08(d) sets forth a complete and accurate list of all leases of real property under which any Loan Party is the lessee.  To the Domestic Borrower’s knowledge, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

(e)           As of the Closing Date, Schedule 7.03 sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party, exclusive of (i) Investments in other Loan Parties or any Subsidiaries of Loan Parties and (ii) Investments in the publicly traded Equity Interests of third parties.

5.09        Environmental Compliance.  The Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.10        Insurance.  The properties of the Domestic Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Domestic Borrower or the applicable Subsidiary operates.

5.11        Taxes.  The Domestic Borrower and its Subsidiaries have filed all Federal, state, provincial and other material Tax returns and reports required to be filed, and have paid all Federal, state and other material Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed Tax assessment against the Domestic Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

5.12        ERISA Compliance.  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Domestic Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification.  The Domestic Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b)           There are no pending or, to the best knowledge of the Domestic Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c)           (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Domestic Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Domestic Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect; and (v) neither the Domestic Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

5.13        Subsidiaries; Equity Interests; Loan Parties.  As of the Closing Date, the Domestic Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents.  As of the Closing Date, the Domestic Borrower has no equity investments in any other corporation or entity other than (i) those specifically disclosed in Part (b) of Schedule 5.13 and (ii) Investments in the publicly traded Equity Interests of third parties.

5.14        Margin Regulations; Investment Company Act; Public Utility Holding Company Act.  (a) The Domestic Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b)           None of the Domestic Borrower, any Person Controlling the Domestic Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15        Disclosure.  The Domestic Borrower has disclosed to the Administrative Agents and the Lenders all matters known to it that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No written report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agents or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Domestic Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections are not to be viewed as facts and that actual results may differ significantly from such projections).

5.16        Compliance with Laws.  Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.17        Intellectual Property; Licenses, Etc.  Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, and as of the Closing Date, Schedule 5.17 sets forth a complete and accurate list of all such IP Rights registered in the United States that are owned by each Loan Party.  To the knowledge of the Responsible Officers of the Domestic Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any of its Subsidiaries infringes upon any material rights held by any other Person in a manner that would reasonably be expected to result in a Material Adverse Effect.  Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of any Responsible Officer of either Borrower, threatened, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

ARTICLE VI
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding and not cash collateralized or otherwise supported in a manner acceptable to the Domestic Administrative Agent, the Domestic Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

6.01        Financial Statements.  Deliver to the Domestic Administrative Agent, in form and detail satisfactory to the Domestic Administrative Agent:

(a)           as soon as available, but in any event within 90 days after the end of each fiscal year of the Domestic Borrower (commencing with the fiscal year ended December 31, 2006), a consolidated balance sheet of the Domestic Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, together with such other financial information as the SEC may from time to time require to be included in a Form 10 K filing, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of a Registered Public Accounting Firm, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of any material misstatement;

(b)           as soon as available, but in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Domestic Borrower (commencing with the fiscal quarter ended September 30, 2006), a consolidated balance sheet of the Domestic Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of such Domestic Borrower’s fiscal year then ended, together with such other financial information as the SEC may from time to time require to be included in a Form 10 Q filing, all in reasonable detail, certified by a Responsible Officer of the Domestic Borrower as fairly presenting the financial condition, results of operations and cash flows of such Domestic Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(c)           as soon as available, but in any event not later than 60 days after the end of each fiscal year of the Domestic Borrower, a three year business plan and budget of the Domestic Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Domestic Borrower, in form satisfactory to the Administrative Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of the Domestic Borrower and its Subsidiaries on a quarterly basis for the immediately following fiscal year and on an annual basis for the two fiscal years thereafter.

As to any information contained in materials furnished pursuant to Section 6.02(b), the Domestic Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Domestic Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02        Certificates; Other Information.  Deliver to the Domestic Administrative Agent, in form and detail satisfactory to the Domestic Administrative Agent:

(a)           concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Domestic Borrower;

(b)           promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Domestic Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Domestic Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Domestic Administrative Agent pursuant hereto;

(c)           promptly after the furnishing thereof, copies of any notice of default furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement representing Indebtedness in an aggregate outstanding amount in excess of the Threshold Amount and not otherwise required to be furnished to the Domestic Administrative Agent pursuant to Section 6.01 or any other clause of this Section 6.02;

(d)           promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof (other than comment letters and related correspondence for standard reviews, including but not limited to SEC reviews of annual reports);

(e)           promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to have a Material Adverse Effect; and

(f)            promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as either Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which the Domestic Borrower posts such documents, or provides a link thereto on the Domestic Borrower’s website on the Internet at the website address listed on Schedule 10.02, (2) on which such documents are posted on a publicly available website maintained by or on behalf of the SEC for access to documents filed in the EDGAR database (the “EDGAR Website”), or (3) on which such documents are posted on the Domestic Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Domestic Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Domestic Administrative Agent); provided that (i) the Domestic Borrower shall deliver paper copies of such documents to the Domestic Administrative Agent, for delivery by the Domestic Administrative Agent to any Lender that requests the Domestic Borrower to deliver such paper copies, until a request to cease delivering paper copies is given by the Domestic Administrative Agent (or by such Lender to the Domestic Administrative Agent) and (ii) except with respect to documents posted on the EDGAR Website, the Domestic Borrower shall notify the Domestic Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and, if requested by the Domestic Administrative Agent, provide to the Domestic Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Notwithstanding anything contained herein, in every instance the Domestic Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Domestic Administrative Agent.  Except for such Compliance Certificates, the Domestic Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Domestic Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

If additional financial institutions shall be added as Lenders under this Agreement, the Borrowers hereby acknowledge that (a) the Domestic Administrative Agent and Canadian Administrative Agent will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their securities) (each, a “Public Lender”).  The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agents, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agents shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”  Notwithstanding the foregoing, (i) the Borrowers shall be under no Obligation to mark any Borrower Materials “PUBLIC” and (ii) for purposes hereof, all Borrower Materials made available through the EDGAR database or a successor database shall be deemed to be “PUBLIC” and may be treated as such by the Administrative Agents regardless of whether they have been marked “PUBLIC”.

6.03                        Notices.  Promptly notify the Domestic Administrative Agent:

(a)                                  of the occurrence of any Default;

(b)                                 of any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including the following types of events to the extent any such event would reasonably be expected to result in a Material Adverse Effect:  (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;

(c)                                  of the occurrence of any ERISA Event;

(d)                                 of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof; and

(e)                                  of the determination by the Registered Public Accounting Firm providing the opinion required under Section 6.01(a) (in connection with its preparation of such opinion) or the Domestic Borrower’s determination at any time of the occurrence or existence of any Internal Control Event.

Each notice pursuant to Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Domestic Borrower setting forth details of the occurrence referred to therein and stating what action the Domestic Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04                        Payment of Obligations.  Pay and discharge as or before the same shall become due and payable, all its (i) tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Domestic Borrower or such Subsidiary and (ii) other claims and Indebtedness if nonpayment thereof would reasonably be expected to have a Material Adverse Effect.

6.05                        Preservation of Existence, Etc.  (a)  Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05, except that the existence or good standing of any Subsidiary shall not be required to be maintained to the extent the maintenance thereof is no longer desirable in the conduct of the business of the Borrowers and their Subsidiaries, or failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

6.06                        Maintenance of Properties.  (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except in each case where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

6.07                        Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies not Affiliates of the Domestic Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

6.08                        Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

6.09                        Books and Records.  Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Domestic Borrower or such Subsidiary, as the case may be.

6.10                        Inspection Rights.  Permit representatives and independent contractors of the Administrative Agents and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to (and, if desired by the Domestic Borrower, in the presence and with the participation of) the Domestic Borrower; provided, however, that (i) unless an Event of Default then exists and is continuing, the Loan Parties shall only be responsible for the costs and expenses of the Administrative Agents in connection with up to one such visit and inspection per year, and (ii) when an Event of Default exists the Administrative Agents or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Domestic Borrower at any time during normal business hours and without advance notice.

6.11                        Use of Proceeds.  Use the proceeds of the Credit Extensions (i) to refinance existing Indebtedness of the Domestic Borrower and its Subsidiaries and (ii) for working capital, Capital Expenditures and other general corporate purposes, including acquisitions, dividends and stock repurchases in conformity with all provisions of this Agreement.

6.12                        Covenant to Guarantee Obligations and Give Security.  (a) Upon the formation or acquisition of any new direct or indirect Subsidiary (other than any Foreign Subsidiary or a Subsidiary that is held directly or indirectly by a Foreign Subsidiary) by any Loan Party, then the Domestic Borrower shall, at the Domestic Borrower’s expense:

(i)                                     within 45 days after such formation or acquisition, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Domestic Administrative Agent a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the Domestic Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents,

(ii)                                  within 45 days after such formation or acquisition, furnish to the Domestic Administrative Agent such information regarding the real and personal properties of such Subsidiary as would have been required under the Loan Documents had such Subsidiary existed as of the Closing Date,

(iii)                               within 45 days after such formation or acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver Security Agreement Supplements and amendments to the Pledge Agreement to the Domestic Administrative Agent and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Domestic Administrative Agent (including delivery of all pledged Equity Interests in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iv)), securing payment of all the Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents,

(iv)                              within 45 days after such formation or acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to take whatever action reasonably requested by Domestic Administrative Agent (including the preparation of Uniform Commercial Code financing statements) that may be necessary or advisable in the reasonable opinion of the Domestic Administrative Agent to assist the Domestic Administrative Agent (or in any representative of the Domestic Administrative Agent designated by it) in obtaining valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, and

(v)                                 within 60 days after such formation or acquisition, deliver to the Domestic Administrative Agent, upon the request of the Domestic Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Domestic Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Domestic Administrative Agent as to such matters relating to such Subsidiary as the Domestic Administrative Agent may reasonably request.

(b)                                 Upon the acquisition of any item of personal property with the fair market value in excess of $2,000,000 individually by any Loan Party, if such property, in the judgment of the Domestic Administrative Agent, shall not already be subject to a perfected security interest in favor of the Domestic Administrative Agent for the benefit of the Secured Parties as required pursuant to the Loan Documents, then the Domestic Borrower shall, at the Domestic Borrower’s expense:

(i)                                     within 45 days after such acquisition, furnish to the Administrative Agent a description of the property so acquired in detail reasonably satisfactory to the Administrative Agent that would have been required under the Loan Documents had such property been owned as of the Closing Date,

(ii)                                  within 45 days after such acquisition, cause the applicable Loan Party to duly execute and deliver Security Agreement Supplements to the Domestic Administrative Agent and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Domestic Administrative Agent, securing payment of all the Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such properties, and

(iii)                               within 45 days after such acquisition, cause the applicable Loan Party to take whatever action reasonably requested by the Domestic Administrative Agent (including the preparation of Uniform Commercial Code financing statements) that may be necessary or advisable in the reasonable opinion of the Domestic Administrative Agent to assist the Domestic Administrative Agent (or in any representative of the Domestic Administrative Agent designated by it) in obtaining valid and subsisting Liens on such property.

(c)                                  Upon the request of the Domestic Administrative Agent following the occurrence and during the continuance of a Default, the Domestic Borrower shall, at the Domestic Borrower’s expense:

(i)                                     within 30 days after such request, furnish to the Domestic Administrative Agent a description of the material real and personal properties of the Loan Parties and their respective Subsidiaries in detail reasonably satisfactory to the Domestic Administrative Agent,

(ii)                                  within 30 days after such request, duly execute and deliver, and cause each Subsidiary (other than any Foreign Subsidiary or a Subsidiary that is held directly or indirectly by a Foreign Subsidiary) of the Domestic Borrower (if it has not already done so) to duly execute and deliver Security Agreement Supplements to the Domestic Administrative Agent and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Domestic Administrative Agent (including delivery of all pledged Equity Interests in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iv)), securing payment of all the Obligations of such Subsidiary under the Loan Documents and constituting Liens on all such properties,

(iii)                               within 30 days after such request, take, and cause each Subsidiary (other than any Foreign Subsidiary or a Subsidiary that is held directly or indirectly by a Foreign Subsidiary) of the Domestic Borrower to take, whatever action requested by the Domestic Administrative Agent (including the filing of Uniform Commercial Code financing statements) that may be necessary or advisable in the reasonable opinion of the Domestic Administrative Agent to vest in the Domestic Administrative Agent (or in any representative of the Domestic Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, and

(iv)                              within 60 days after such request, deliver to the Domestic Administrative Agent, upon the request of the Domestic Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Domestic Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Domestic Administrative Agent as to the matters contained in clauses (ii) and (iii) above, and as to such other matters as the Domestic Administrative Agent may reasonably request.

(d)                                 At any time upon request of the Domestic Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Domestic Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, Security Agreement Supplements and other security and pledge agreements.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) not more than 65% of the Equity Interests of a first-tier Foreign Subsidiary shall be required to be pledged pursuant to any of the Loan Documents, (ii) in no event shall any Foreign Subsidiary, any direct or indirect Subsidiary of a Foreign Subsidiary, or any of Guess? Royalty Finance LLC, Guess? Licensing, Inc., Guess? IP GP LLC, Guess? IP LP LLC or Guess? IP Holder L.P. or any other Subsidiary formed for a similar purpose in connection with a permitted refinancing of the Senior Notes be required to become a Guarantor, nor shall any security interest be required to be granted with respect to any assets of (including Equity Interests) of any such Person pursuant to the Loan Documents, and (iii) assets (including Equity Interests) shall be excluded from the requirements of this Section 6.12 to the extent the Domestic Administrative Agent reasonably determines that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit expected to be afforded to the Lenders thereby.

6.13                        Compliance with Environmental Laws.  Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Domestic Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

6.14                        Further Assurances.  Promptly upon reasonable request by the Domestic Administrative Agent, or any Lender through the Domestic Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Domestic Administrative Agent, or any Lender through the Domestic Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ personal property to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

6.15                        Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of real property to which either Borrower or any of their Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Domestic Administrative Agent of any default by any party with respect to any leases that are material to the business of either Borrower or any of their Subsidiaries and cooperate with the Domestic Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

6.16                        Cash Collateral Accounts.  To the extent cash collateral is required to be maintained in any of the Lenders’ or Agents’ possession under the terms of any Loan Document, maintain, and cause each of the other Loan Parties to maintain, all Cash Collateral Accounts with respect thereto with Bank of America or another commercial bank located in the United States, which has accepted the assignment of such accounts to the Domestic Administrative Agent for the benefit of the Secured Parties pursuant to the terms of the Security Agreement.

ARTICLE VII
NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding and not cash collateralized or otherwise supported in a manner acceptable to the Domestic Administrative Agent, the Domestic Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

7.01                        Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Domestic Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following:

(a)                                  Liens pursuant to any Loan Document;

(b)                                 Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that, except with respect to Liens on accounts receivable of Foreign Subsidiaries as described on Schedule 7.01, (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as permitted by Section 7.02, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(e);

(c)                                  Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)                                 carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business;

(e)                                  pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f)                                    deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)                                 easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, do not materially detract from the value of the property of such Person or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)                                 Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i)                                     Liens securing Indebtedness permitted under Section 7.02(g)(ii); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(j)                                     Liens securing obligations permitted under Sections 7.02(a)(ii), (iii) and (iv), and 7.02(j) and (k);

(k)                                  Liens securing Indebtedness permitted under Section 7.02(b);

(l)                                     mortgages on real property, so long as recourse thereunder is limited to the property subject to such Mortgage;

(m)                               any interest or title of a licensee or licensor under any license entered into by the Domestic Borrower or any of its Subsidiaries in the ordinary course of business; and

(n)                                 other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed $10,000,000; provided that no such Lien shall extend to or cover (i) any Collateral or (ii) to the extent such Lien covers Collateral, any property other than the property financed by such Indebtedness.

7.02                        Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, except:

(a)                                  obligations (contingent or otherwise) existing or arising under (i) any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates, prices of commodities or foreign exchange rates, (ii) obligations existing or arising under any Secured Hedge Agreements, (iii) obligations existing or arising under any Secured Cash Management Agreements and (iv) obligations existing or arising under any Secured Foreign Exchange Agreements;

(b)                                 Indebtedness evidenced by the Senior Notes and any refinancings, refundings, renewals or extensions thereof consisting of Indebtedness of the same type on similar terms (except as to maturity date, interest rates and the like); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension to an aggregate principal amount of more than $75,000,000 (plus an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing) and (ii) the direct or any contingent obligor with respect thereto is not changed as a result of or in connection with such refinancing, refunding, renewal or extension to include any Loan Party, unless such refinancing, refunding, renewal or extension includes only unsecured Indebtedness;

(c)                                  Indebtedness otherwise permitted under Section 7.03;

(d)                                 Indebtedness under the Loan Documents;

(e)                                  Capital Leases, letters of credit and guaranties related to such letters of credit outstanding on the Closing Date and listed on Schedule 7.02 and as to Capital Leases only, any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Capital Leases is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

(f)                                    Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any wholly owned Subsidiary;

(g)                                 (i) unsecured Indebtedness and (ii) other Indebtedness, which may be secured to the extent such security interest is permitted under Section 7.01; provided, however, that the aggregate amount of all such Indebtedness permitted under this clause (g) at any one time outstanding shall not exceed $35,000,000;

(h)                                 Indebtedness in respect of surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(i)                                     guaranties of operating leases by the Domestic Borrower to, or for the benefit of, its Domestic Subsidiaries in the ordinary course of the Domestic Borrower’s business;

(j)                                     Indebtedness of the Domestic Borrower consisting of a Capital Lease or Synthetic Lease (or Indebtedness related thereto) in connection with the acquisition of an aircraft, in an aggregate amount not to exceed $20,000,000; and

(k)                                  other Indebtedness of Foreign Subsidiaries in an aggregate amount not to exceed $50,000,000.

7.03                        Investments.  Make or hold any Investments, except:

(a)                                  Investments held by the Domestic Borrower and its Subsidiaries in the form of Cash Equivalents;

(b)                                 advances to officers, directors and employees of the Domestic Borrower and Subsidiaries in an aggregate amount not to exceed $3,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes or for the purchase of Equity Interests of the Domestic Borrower by such officers, directors and employees not prohibited by Section 7.06;

(c)                                  (i) Investments by the Domestic Borrower and its Subsidiaries in each other or any of their respective Subsidiaries, and (ii) Investments in minority Equity Interests held by the Domestic Borrower and its Subsidiaries in Persons organized under the laws of any jurisdiction other than a political subdivision of the United States in an aggregate amount not to exceed $50,000,000;

(d)                                 Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e)                                  Guarantees permitted by Section 7.02;

(f)                                    Investments existing on the Closing Date and set forth on Schedule 7.03;

(g)                                 Investments by the Domestic Borrower in Swap Contracts, Secured Cash Management Agreements and Secured Foreign Exchange Agreements permitted under Section 7.02(a);

(h)                                 the purchase or other acquisition of all of the Equity Interests in, or all or a substantial part of the property of, any Person, or of any business unit of a Person, that, upon the consummation thereof, will be wholly-owned directly by the Domestic Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(h):

(i)                                     any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12;

(ii)                                  after giving effect to such acquisition, the Domestic Borrower shall be in compliance with Section 7.07;

(iii)                               such purchase or other acquisition shall not include or result in any contingent liabilities that would reasonably be expected to result in a Material Adverse Effect (as determined in good faith by the board of directors (or the persons performing similar functions) of the Domestic Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(iv)                              the total cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the Domestic Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the total cash and noncash consideration paid by or on behalf of the Domestic Borrower and its Subsidiaries for all other purchases and other acquisitions made by the Domestic Borrower and its Subsidiaries pursuant to this Section 7.03(h), shall not exceed $150,000,000 from and after the Closing Date and the total cash consideration paid by or on behalf of the Domestic Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the total cash consideration paid by or on behalf of the Domestic Borrower and its Subsidiaries for all other purchases and other acquisitions made pursuant to this Section 7.03(h), shall not exceed $125,000,000 from and after the Closing Date;

(v)                                 the Domestic Borrower shall have delivered to the Domestic Administrative Agent, at least three Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Domestic Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this Section 7.03(h) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(i)                                     the endorsement of instruments for collection or deposit in the ordinary course of business;

(j)                                     investments in respect to any publicly traded securities, which public securities are traded in a nationally recognized stock exchange association, and which investment shall not, when taken together with investments in public securities by the other Loan Parties, exceed $4,000,000 in the aggregate at any one time (valued at original cost) plus the amount of proceeds from the sale of such publicly traded securities;

(k)                                  stock or obligations issued to any Borrower by any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to such Borrower in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that the original of any such stock or instrument evidencing such obligations shall be promptly delivered to the Domestic Administrative Agent for the benefit of the Lenders, upon the Domestic Administrative Agent’s request, together with such stock power, assignment or endorsement by Borrowers as the Domestic Administrative Agent may request; and

(l)                                     other Investments by the Domestic Borrower and its Subsidiaries in Persons organized under the laws of a political subdivision of the United States, in an amount not exceeding $35,000,000 in the aggregate from and after the Closing Date.

7.04                        Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)                                  any Domestic Subsidiary may merge with (i) the Domestic Borrower, provided that the Domestic Borrower shall be the continuing or surviving Person, or (ii) any one or more other Domestic Subsidiaries, provided that when any wholly-owned Domestic Subsidiary is merging with another Domestic Subsidiary, such wholly-owned Subsidiary shall be the continuing or surviving Person;

(b)                                 any Canadian Subsidiary may merge with (i) the Canadian Borrower, provided that the Canadian Borrower shall be the continuing or surviving Person, or (ii) any one or more other Canadian Subsidiaries, provided that when any wholly-owned Canadian Subsidiary is merging with another Canadian Subsidiary, such wholly-owned Subsidiary shall be the continuing or surviving Person;

(c)                                  any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Borrower or to another Loan Party provided that if the seller in such a transaction is a wholly-owned Subsidiary, then the purchaser must also be a wholly-owned Subsidiary, and provided, further, that no Guarantor that is a Domestic Subsidiary may sell all or substantially all of its assets (upon voluntary liquidations or otherwise) to a Canadian Subsidiary or Foreign Subsidiary;

(d)                                 any Subsidiary that is not a Loan Party may Dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to, or may merge with, (i) another Subsidiary that is not a Loan Party or (ii) a Loan Party, provided that such Loan Party is the surviving entity in any such merger;

(e)                                  in connection with any acquisition permitted under Section 7.03, any Subsidiary of the Domestic Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Domestic Borrower and (ii) in the case of any such merger to which any Loan Party (other than the Domestic Borrower) is a party, such Loan Party is the surviving Person; and

(f)                                    the Foreign Subsidiary Restructuring may be consummated in accordance with the definition thereof.

7.05                        Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

(a)                                  Dispositions of obsolete, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b)                                 Dispositions of inventory in the ordinary course of business;

(c)                                  Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d)                                 Dispositions of property by any Subsidiary to a Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be a Borrower or a Guarantor;

(e)                                  Dispositions permitted by Section 7.04;

(f)                                    licensing by any Borrower of any of its intellectual property, in the ordinary course of its business; provided that such licenses are granted for fair market value in the reasonable judgment of the Domestic Borrower;

(g)                                 sales of Cash Equivalents, as provided under Section 7.03(a);

(h)                                 sales of any publicly traded securities owned by any Loan Party, to the extent such ownership was permitted under Section 7.03(j);

(i)                                     transfers of assets to the extent required by the terms of the documents related to the Senior Notes;

(j)                                     a Disposition consisting of a sale-leaseback transaction in connection with the acquisition of an aircraft; provided that the aggregate amount thereof, together with the amount of any Indebtedness pursuant to Section 7.02(j), shall not exceed $20,000,000;

(k)                                  transfers by the Domestic Borrower and its Subsidiaries of any intellectual property to the Domestic Borrower or any of its Subsidiaries;

(l)                                     Dispositions of artwork with an aggregate net book value of not more than $6,000,000; and

(m)                               Dispositions by the Domestic Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (f) from and after the Closing Date shall not exceed $35,000,000;

provided, however, that any Disposition pursuant to Section 7.05(a) through Section 7.05(i) shall be for fair market value.

7.06                        Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests or accept any capital contributions, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)                                  each Subsidiary may make Restricted Payments to the Borrowers, any Subsidiaries of the Domestic Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)                                 the Borrowers and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c)                                  the Domestic Borrower may make Restricted Payments so long as immediately after giving effect thereto it shall be in pro forma compliance with the covenant set forth in Section 7.11(b);

(d)                                 the Domestic Borrower may issue and sell its Equity Interests; provided, that such sale of Equity Interests does not result in any Change of Control; and

(e)                                  the Domestic Borrower may declare and make dividend payments and may repurchase any of its issued and outstanding Equity Interests, so long as immediately after giving effect thereto the aggregate amount of unrestricted cash and Cash Equivalents held by the Borrowers is at least $50,000,000.

7.07                        Change in Nature of Business.  Engage in any material line of business substantially different from those lines of business conducted by the Domestic Borrower and its Subsidiaries on the date hereof or any business reasonably related or ancillary, complimentary, or incidental thereto.

7.08                        Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Domestic Borrower, whether or not in the ordinary course of business, other than (i) transactions that in the reasonable judgment of the Domestic Borrower are on fair and reasonable terms substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, (ii) transactions with Affiliates in existence on the Closing Date and any extensions thereof on the terms substantially similar or at least equally favorable to the Borrowers and set forth on Schedule 7.08, (iii) leases of real property from Affiliates of the Domestic Borrower, the terms of which are approved by the board of directors of the relevant Borrower or Subsidiary, (iv) transactions relating to any shareholders agreement to which the Domestic Borrower is a party from time to time, (v) payments of reasonable compensation to officers, employees and directors for services rendered in the ordinary course of business, (vi) payments of expenses or the making of loans and advances to officers, employees and directors for business purposes consistent with past practice, including but not limited to indemnification permitted under the Borrower’s organizational documents, relocation, stock option exercises, travel or otherwise, (vii) the Foreign Subsidiary Restructuring, and (viii) transactions among any Borrower and any of its direct or indirect parents or Subsidiaries not involving any other Affiliate.

7.09                        Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document), except for those agreements set forth on Schedule 7.09, that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Domestic Borrower or any Guarantor or to otherwise transfer property to or invest in the Domestic Borrower or any Guarantor (other than customary restrictions in connection with agreements to make Dispositions permitted under this Agreement, and agreements in existence at the time any Subsidiary becomes a Subsidiary of the Domestic Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Domestic Borrower), (ii) of any Domestic Subsidiary to Guarantee the Indebtedness of the Borrowers or (iii) of the Domestic Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(g)(ii) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

7.10                        Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.11                        Financial Covenants.

(a)                                  Total Adjusted Leverage Ratio.  Permit the Total Adjusted Leverage Ratio for the four fiscal quarter period ending as of the last day of any fiscal quarter during any period of the Domestic Borrower and its Subsidiaries set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Adjusted Leverage Ratio
Closing Date through the last day of the first fiscal quarter of fiscal year 2009	4.50 to 1.00
The second fiscal quarter of fiscal year 2009 and each fiscal quarter thereafter	4.25 to 1.00

(b)                                 Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio for the four fiscal quarter period ending as of the last day of any fiscal quarter of the Domestic Borrower and its Subsidiaries to be less than the ratio set forth below opposite such fiscal quarter:

Four Fiscal Quarters Ending	Minimum Fixed Charge Coverage Ratio
Closing Date through the last day of the first fiscal quarter of fiscal year 2009	1.10 to 1.00
The second fiscal quarter of fiscal year 2009 and each fiscal quarter thereafter	1.20 to 1.00

7.12                        Amendments of Organization Documents.  Amend any of its Organization Documents in any manner that is materially adverse to the Lenders, except for (i) changes in its fiscal year and (ii) changes to Organization Documents of any Subsidiary that is not a Loan Party.

7.13                        Accounting Changes.  Make any change in accounting policies or reporting practices, except as required or permitted by GAAP or except for changes in fiscal year.

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01                        Events of Default.  Any of the following shall constitute an Event of Default:

(a)                                  Non-Payment.  Any Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)                                 Specific Covenants.  The Domestic Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.10, 6.11 or 6.12 or Article VII; or

(c)                                  Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after becoming aware of such failure; or

(d)                                 Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Domestic Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e)                                  Cross-Default.  (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f)                                    Insolvency Proceedings, Etc.  Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)                                 Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h)                                 Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders within any twelve-month period) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 15 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)                                     ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Domestic Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j)                                     Invalidity of Loan Documents.  Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Person (other than a Loan Party) contests in any manner the validity or enforceability of any Loan Document and such action would reasonably be expected to have a Material Adverse Effect; or any Loan Party denies that it has any or further liability or obligation under any material provision of any Loan Document or purports to revoke, terminate or rescind any material provision of any Loan Document; or

(k)                                  Change of Control.  There occurs any Change of Control; or

(l)                                     Collateral Documents.  Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first-priority Lien (subject to Liens permitted by Section 7.01) on any material portion of the Collateral purported to be covered thereby.

8.02                        Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agents shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)                                  declare the commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)                                 declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c)                                  require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)                                 exercise on behalf of themselves, the Lenders and the L/C Issuers all rights and remedies available to them, the Lenders and the L/C Issuers under the Loan Documents;

provided, however, that upon the occurrence of an entry of an order for relief with respect to a Borrower under any Debtor Relief Laws, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agents or any Lender.

8.03                        Application of Funds.  After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agents in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agents and amounts payable under Article III) payable to the Administrative Agents in their capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and amounts owing under Secured Hedge Agreements, Secured Cash Management Agreements and Secured Foreign Exchange Agreements, ratably among the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks and the Lenders party to the Secured Foreign Exchange Agreements in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agents for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE IX
ADMINISTRATIVE AGENTS

9.01                        Appointment and Authority.  (a) Each of the Domestic Lenders and the Domestic L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Domestic Administrative Agent hereunder and under the other Loan Documents and authorizes the Domestic Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Domestic Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Each of the Canadian Lenders and the Canadian L/C Issuer hereby irrevocably appoints Bank of America Canada to act on its behalf as the Canadian Administrative Agent hereunder and under the other Loan Documents and authorizes the Canadian Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Canadian Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agents, the Lenders and the L/C Issuers, and the Borrowers shall not have rights as a third party beneficiary of any of such provisions.

(b)                                 The Domestic Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, potential Hedge Bank and potential Cash Management Bank) and the L/C Issuers hereby irrevocably appoints and authorizes the Domestic Administrative Agent to act as the agent of such Lender and the L/C Issuers for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Domestic Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Domestic Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Domestic Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

9.02                        Rights as a Lender.  Each Person serving as an Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not an Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03                        Exculpatory Provisions.  The Administrative Agents shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agents:

(a)                                  shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)                                 shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that an Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that an Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)                                  shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the Person serving as an Administrative Agent or any of its Affiliates in any capacity.

No Administrative Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. No Administrative Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Administrative Agent by a Borrower, a Lender or an L/C Issuer.

No Administrative Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Administrative Agent.

9.04                        Reliance by Administrative Agent. Each Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, each Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless such Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05                        Delegation of Duties.  Each Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Administrative Agent. Each Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

9.06                        Resignation of Administrative Agent.  Either Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject, so long as no Event of Default then exists and is continuing, to the approval of the Domestic Borrower or Canadian Borrower, as applicable, (such consent not to be unreasonably withheld) to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States (in respect of the replacement of the Domestic Administrative Agent) or which shall be a bank with an office in Canada or an Affiliate of any such bank with an office in Canada (in respect of the replacement of the Canadian Administrative Agent). If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent reasonably acceptable to the Borrowers and meeting the qualifications set forth above; provided that if such Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by such Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through such Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America or Bank of America Canada as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (ii) the retiring L/C Issuer shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07                        Non-Reliance on Administrative Agents and Other Lenders.  Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon either Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon either Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08                        Administrative Agents May File Proofs of Claim.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agents (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agents shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a)                                  to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agents and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agents under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b)                                 to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and L/C Issuer to make such payments to the Administrative Agents and, if the Administrative Agents shall consent to the making of such payments directly to the Lenders and L/C Issuers, to pay to the Administrative Agents any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agents and its agents and counsel, and any other amounts due the Administrative Agents under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize either Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer to authorize such Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.

9.09                        Collateral and Guaranty Matters.  The Lenders and the L/C Issuers irrevocably authorize the Domestic Administrative Agent, at its option and in its discretion,

(a)                                  to release any Lien on any property granted to or held by the Domestic Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or transferred, or to be sold or transferred, as part of or in connection with any sale or transfer permitted hereunder or under any other Loan Document, or (iii)  if approved, authorized or ratified in writing in accordance with Section 10.01;

(b)                                 to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(c)                                  to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(g)(ii).

Upon request by the Domestic Administrative Agent at any time, the Required Lenders will confirm in writing such Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.09.  In each case as specified in this Section 9.09, the Domestic Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.09.

ARTICLE X
MISCELLANEOUS

10.01                 Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by a Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the applicable Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)                                  extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(b)                                 postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(c)                                  reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

(d)                                 change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(e)                                  change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f)                                    release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; or

(g)                                 release all or substantially all of the value of the Guaranty, without the written consent of each Lender;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of the such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the applicable Administrative Agent in addition to the Lenders required above, affect the rights or duties of the such Administrative Agent under this Agreement or any other Loan Document; and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Domestic Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Domestic Borrower to be made pursuant to this paragraph).

10.02                 Notices; Effectiveness; Electronic Communications.  (a) Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)                                     if to the Borrowers, the Administrative Agents or the L/C Issuers, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii)                                  if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)                                 Electronic Communications.  Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) as set forth in Section 6.02 or pursuant to other procedures approved by the Domestic Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Article II if such Lender or L/C Issuer, as applicable, has notified the Domestic Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Domestic Administrative Agent or either Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agents otherwise prescribe, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received (1) upon posting on the EDGAR Website or (2) upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)                                  The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender, the L/C Issuers or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agents’ transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrowers, any Lender, the L/C Issuers or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)                                 Change of Address, Etc.  Each of the Borrowers, the Administrative Agents and the L/C Issuers may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agents and the L/C Issuers.  In addition, each Lender agrees to notify the Administrative Agents from time to time to ensure that each Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)                                  Reliance by Administrative Agents, L/C Issuers and Lenders.  The Administrative Agents, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices) purportedly given by or on behalf of a Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrowers shall indemnify the Administrative Agents, the L/C Issuers, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reasonable reliance by such Person on each notice purportedly given by or on behalf of a Borrower.  All telephonic notices to and other telephonic communications with an Administrative Agent may be recorded by such Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03                 No Waiver; Cumulative Remedies.  No failure by any Lender, L/C Issuer or Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.04                 Expenses; Indemnity; Damage Waiver.  (a) Costs and Expenses.  Each Borrower jointly and severally agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agents and their Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agents), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agents, any Lender or the L/C Issuers (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agents, any Lender or the L/C Issuers) and shall pay all reasonable fees and time charges for attorneys who may be employees of the Administrative Agents, any Lender or the L/C Issuers, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)                                 Indemnification by the Borrowers.  The Borrowers jointly and severally agree to indemnify the Administrative Agents (and any sub-agent thereof), each Lender and the L/C Issuers, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of counsel for the Indemnitees, provided that all Indemnitees shall use a single counsel in each appropriate jurisdiction, except in the case of a bona fide conflict of interest where additional counsel may be retained), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by a Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of an Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to a Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Borrower or any other Loan Party or any of such Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith of such Indemnitee or (y) result from a claim brought by a Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c)                                  Reimbursement by Lenders.  To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agents (or any sub-agent thereof), the L/C Issuers or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agents (or any such sub-agent), the L/C Issuers or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for such Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)                                 Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, each Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)                                  Payments.  All amounts due under this Section shall be payable not later than fifteen Business Days after demand therefor.

(f)                                    Survival.  The agreements in this Section shall survive the resignation of any Administrative Agent and any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05                 Payments Set Aside.  To the extent that any payment by or on behalf of a Borrower is made to any Administrative Agent, any L/C Issuer or any Lender, or any Administrative Agent, L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Administrative Agent, any L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the applicable Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by such Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06                 Successors and Assigns.  (a) Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Domestic Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agents, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                                 Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)                                     Minimum Amounts.

(A)                              in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)                                in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, unless each of the applicable Administrative Agent and, so long as no Event of Default has occurred and is continuing, the applicable Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)                                  Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

(iii)                               Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)                              the consent of a Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B)                                the consent of applicable Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C)                                the consent of the applicable L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv)                              Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Schedule 10.06 as well as all ancillary documents, including any Tax forms, required under Section 3.01; provided, however, that the applicable Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it shall not be a Lender, shall deliver to the applicable Administrative Agent an Administrative Questionnaire.

(v)                                 No Assignment to Borrower.  No such assignment shall be made to a Borrower or any of a Borrower’s Affiliates or Subsidiaries.

(vi)                              No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

(vii)                           Canadian Loan.  No such assignment of a Canadian Loan or Commitment shall be made to any Person other than a financial institution that, upon the effectiveness of such assignment, will be a “Canadian Lender” as set forth in the definition thereof.

Subject to acceptance and recording thereof by the applicable Administrative Agent pursuant to subsection (c) of this Section, and upon satisfaction of the conditions set forth above, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment).  Upon request, the applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).  No assignee shall be entitled to receive any greater benefit pursuant to this Agreement (including but not limited to Sections 3.01, 3.04, 3.05 and 10.04 hereof) than the Lender assignor would have been entitled to receive with respect to the rights transferred.

(c)                                  Register.  Each Administrative Agent, acting solely for this purpose as an agent of the applicable Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)                                 Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agents, sell participations to any Person (other than a natural person or a Borrower or any of a Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agents, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant.  Subject to subsection (e) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

(e)                                  Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the applicable Borrower’s prior written consent.  A Participant shall not be entitled to the benefits of Section 3.01 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(e) as though it were a Lender.

(f)                                    Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)                                 Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)                                 Resignation as L/C Issuer after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America or Bank of America Canada assigns all of its Revolving Credit Commitments and Committed Loans pursuant to Section 10.06(b), it may, upon 30 days’ notice to the Borrowers and the Lenders, resign as L/C Issuer.  In the event of any such resignation as L/C Issuer, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America or Bank of America Canada as L/C Issuer.  If Bank of America or Bank of America Canada resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America or Bank of America Canada, as appropriate, to effectively assume the obligations of such party with respect to such Letters of Credit.

10.07                 Treatment of Certain Information; Confidentiality.  Each of the Administrative Agents, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives in connection with this Agreement and the Loans (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (2) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower and its obligations, (g) with the consent of a Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers.

For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is publicly available on the EDGAR Website or that is available to any Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agents, the Lenders and the L/C Issuers acknowledge that (a) the Information may include material non-public information concerning the Borrowers or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

10.08                 Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Domestic Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of a Borrower or any other Loan Party against any and all of the obligations of either Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or L/C Issuer, irrespective of whether or not such Lender or L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have.  Each Lender and each L/C Issuer agrees to notify the Borrowers and the Administrative Agents promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09                 Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If an Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower.  In determining whether the interest contracted for, charged, or received by an Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10                 Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agents and when the Administrative Agents shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11                 Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agents and each Lender, regardless of any investigation made by the Administrative Agents or any Lender or on their behalf and notwithstanding that the Administrative Agents or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12                 Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13                 Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender or if any other circumstance exists hereunder that gives a Borrower the right to replace a Lender as a party hereto, then such Borrower may, at its sole expense and effort, upon notice to such Lender and the applicable Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)                                  such Borrower shall have paid to the applicable Administrative Agent the assignment fee specified in Section 10.06(b)(iv);

(b)                                 such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or such Borrower (in the case of all other amounts);

(c)                                  in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)                                 such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply.

10.14                 GOVERNING LAW; JURISDICTION; ETC.  (a) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(b)                                 SUBMISSION TO JURISDICTION.  EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA SITTING IN LOS ANGELES COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE CENTRAL DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST A BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                  WAIVER OF VENUE.  EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                 SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

10.15                 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16                 No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, the Borrowers and the Loan Parties each acknowledge and agree, and acknowledge their respective Affiliates’ understanding, that: (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and their respective Affiliates, on the one hand, and the Administrative Agents, on the other hand, and each of the Borrowers is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Administrative Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrowers or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither Administrative Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of either Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether either Administrative Agent has advised or is currently advising either Borrower or any of its Affiliates on other matters) and neither Administrative Agent has any obligation to the Borrowers or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agents and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates and neither Administrative Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agents have not provided and will not provide any legal, accounting, regulatory or Tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each Borrower has consulted its own legal, accounting, regulatory and Tax advisors to the extent it has deemed appropriate.  Each Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty.

10.17                 USA PATRIOT Act Notice.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Domestic Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.

10.18                 California Judicial Reference.  If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GUESS ?, INC.

By:	/s/ Carlos Alberini
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

GUESS? CANADA CORPORATION

By:	/s/ Carlos Alberini
Name:	Carlos Alberini
Title:	Chief Operating Officer

BANK OF AMERICA, N.A., as Domestic Administrative Agent

By:	/s/ Mathew Koenig
Name:	Matthew Koenig
Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canada Administrative Agent

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Domestic Lender and L/C Issuer

By:	/s/ Mathew Koenig
Name:	Matthew Koenig
Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Canadian Lender and Canadian L/C Issuer

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

SCHEDULE 2.01

Commitments and Applicable Percentages

DOMESTIC FACILITY

Domestic Lender	Domestic Commitment	Applicable Percentage
Bank of America, N.A.	$70,000,000.00	100.000000000%

Total	$70,000,000.00	100.000000000%

CANADIAN FACILITY

Canadian Lender	Canadian Commitment	Applicable Percentage
Bank of America, N.A., acting through its Canada Branch	$15,000,000.00	100.000000000%

Total	$15,000,000.00	100.000000000%

1

SCHEDULE 5.06

Litigation

None.

1

SCHEDULE 5.08(c)

Owned Real Property

2152 E. 14th Street, Los Angeles, California 90021-2842.  Approximately 2.94 acres zoned M3 industrial and currently used as a parking lot for the Guess?, Inc. corporate headquarters.

1

SCHEDULE 5.08(d)

Leased Real Property

Store	Div	Store Name	City	ST	Exp Date
3104	Factory	Potomac Mills	Woodbridge	VA	1/31/15
3105	Factory	Franklin Mills	Philadelphia	PA	1/31/10
3108	Factory	Orlando (Temp Space)	Orlando	FL	7/11/07
3111	Factory	Cabazon	Cabazon	CA	12/31/14
3112	Factory	San Marcos	San Marcos	TX	1/31/09
3113	Factory	Sawgrass Mills	Sunrise	FL	1/31/10
3114	Factory	Lighthouse Place	Michigan City	IN	6/30/12
3115	Factory	Gurnee Mills	Gurnee	IL	8/7/08
3117	Factory	Lancaster	Lancaster	PA	1/31/09
3118	Factory	Woodbury Commons	Central Valley	NY	6/30/08
3122	Factory	Gilroy	Gilroy	CA	11/30/09
3123	Factory	Castle Rock	Castle Rock	CO	3/31/07
3124	Factory	Birch Run	Birch Run	MI	1/31/08
3125	Factory	Jeffersonville	Jeffersonville	OH	1/31/09
3127	Factory	Casa Grande	Casa Grande	AZ	2/28/07
3131	Factory	Commerce	Commerce	GA	1/31/07
3135	Factory	Gonzales	Gonzales	LA	1/31/09
3141	Factory	Conroe	Conroe	TX	1/31/09
3143	Factory	Niagara Falls	Niagara Falls	NY	12/31/14
3150	Factory	San Ysidro	San Ysidro	CA	11/30/11
3156	Factory	Berkeley Commons	Williamsburg	VA	3/31/09
3163	Factory	Rehoboth Beach	Rehoboth	DE	8/31/07
3164	Factory	Grove City Outlet	Grove City	PA	1/31/08
3165	Factory	Waikele	Waipahu	HI	12/31/11
3167	Factory	Ontario Mills	Ontario	CA	1/31/12
3168	Factory	Riverhead	Riverhead	NY	1/31/08
3170	Factory	Camarillo	Camarillo	CA	5/31/07
3171	Factory	Grapevine Mills	Grapevine	TX	1/31/15
3172	Factory	Fashion Outlets of Las Vegas	State Line	NV	7/31/12
3173	Factory	Arizona Mills	Tempe	AZ	1/31/08
3175	Factory	Orlando Prime Designer Outlet	Orlando	FL	3/31/10
3176	Factory	St Augustine	St Augustine	FL	1/31/07
3177	Factory	Myrtle Beach	Myrtle Beach	SC	9/30/07
3178	Factory	Wrentham Village	Wrentham	MA	4/30/13
3179	Factory	Dawsonville	Dawsonville	GA	1/31/10
3180	Factory	Prime Hagerstown	Hagerstown	MD	1/31/11
3181	Factory	Old San Juan	Old San Juan	PR	7/31/07
3182	Factory	Tannersville	Tannersville	PA	1/31/10
3183	Factory	Katy Mills	Katy	TX	1/31/10
3184	Factory	Jersey Gardens	Elizabeth	NJ	1/31/10

1

Store	Div	Store Name	City	ST	Exp Date
3185	Factory	Howell	Howell	MI	11/30/09
3186	Factory	Opry Mills	Nashville	TN	5/31/10
3187	Factory	Albertville	Albertville	MN	4/30/10
3188	Factory	Belz Factory Outlet World	Barrio Pueblo, Canovanas	PR	1/31/12
3189	Factory	Milpitas	Milpitas	CA	3/31/10
3190	Factory	Carlsbad	Carlsbad	CA	3/31/09
3192	Factory	Arundel Mills	Hanover	MD	11/30/15
3193	Factory	Orlando Premium	Orlando	FL	1/31/11
3194	Factory	Jackson Outlet	Jackson	NJ	1/31/11
3195	Factory	Allen Premium Outlets	Allen	TX	1/31/11
3198	Factory	Atlantic City	Atlantic City	NJ	1/31/09
3200	Factory	Silver Sands	Destin	FL	1/31/12
3201	Factory	Las Vegas Premium Outlet	Las Vegas	NV	1/31/09
3202	Factory	Concord Mills	Concord	NC	9/30/07
3203	Factory	Colorado Mills	Lakewood	CO	11/30/07
3204	Factory	Chicago Premium Outlets	Aurora	IL	1/31/10
3205	Factory	Great Lakes Crossing	Auburn Hills	MI	1/31/09
3207	Factory	Miromar	Estero	FL	11/30/08
3208	Factory	Discover Mills	Lawrenceville	GA	1/31/09
3209	Factory	St. Louis Mills	Hazelwood	MO	1/31/09
3210	Factory	Citadel Outlets	Los Angeles	CA	1/31/16
3211	Factory	Viejas Outlet Center	Alpine	CA	1/31/15
3212	Factory	Huntley	Huntley	IL	1/31/11
3214	Factory	Coconut Grove	Miami	FL	7/31/10
3215	Factory	Tanger Myrtle Beach	Myrtle Beach	SC	1/31/15
3216	Factory	Leesburg Premium Outlet	Leessburg	VA	1/31/10
3217	Factory	Cincinnati Mills	Cincinnati	OH	1/31/10
3218	Factory	Louisiana Boardwalk	Bossier City	LA	5/31/15
3220	Factory	Dolphin Mall	Miami	FL	1/31/15
3221	Factory	Prime Outlets @ Ellenton	Ellenton	FL	1/31/16
3222	Factory	Prime Outlets Puerto Rico	Barceloneta	PR	1/31/16
3223	Factory	Barstow	Barstow	CA	1/31/15
3224	Factory	Vacaville	Vacaville	CA	1/31/10
3225	Factory	Seattle Premium	Marysville	WA	1/31/11
3227	Factory	Folsom	Folsom	CA	1/31/10
3228	Factory	Outlets at Anthem	Phoenix	AZ	1/31/11
3229	Factory	Round Rock Premium Outlets	Round Rock	TX	1/31/12
3230	Factory	Woodburn Company Stores	Portland	OR	1/31/11
3231	Factory	Petaluma	Petaluma	CA	1/31/07
3232	Factory	Waterloo Premium Outlet	Waterloo	NY	1/31/07
3235	Factory	Edinburgh Premium Outlets	Edinburgh	IN	1/31/11
3236	Factory	Sanibel	Sanibel	FL	1/31/17
3237	Factory	Charleston Outlet Center	Charleston	SC	1/31/17
3238	Factory	Hilton Head 2	Blufton	SC	1/31/17

2

Store	Div	Store Name	City	ST	Exp Date
3239	Factory	Pleasant Prairie	Pleasant Prairie	WI	1/31/17
3502	Factory	Shops at Tanforan	San Bruno	CA	1/31/16
3503	Factory	Block at Orange	Orange	CA	1/31/15
3505	Factory	Imperial Valley	El Centro	CA	1/31/16
3985	Factory Canada	Niagara Falls	Niagara	Ontario	3/31/11
3986	Factory Canada	St. Sauveur	St. Sauveur Des Monts	Quebec	2/16/08
3987	Factory Canada	Colossus	Woodbridge	Ontario	3/31/10
3988	Factory Canada	Windsor	Windsor	Ontario	2/28/10
3990	Factory Canada	Gloucester	Gloucester	Ontario	6/30/10
3991	Factory Canada	Signal Hill	Calgary	Alberta	10/31/10
3992	Factory Canada	Brampton	Brampton	Ontario	10/31/10
3993	Factory Canada	College Square	Ottawa	Ontario	12/30/14
3994	Factory Canada	Heartland Town Center	Mississauga	Ontario	11/9/14
3995	Factory Canada	Mega Center, Ste-Dorothee	Laval	Quebec	10/31/11
3996	Factory Canada	South Edmonton Common	Edmonton	Alberta	12/31/15
3997	Factory Canada	Vaughan Mills	Vaughan	Ontario	11/1/14
3998	Factory Canada	Marche Central	Montreal	Quebec	5/31/15
3999	Factory Canada	First Pro - New Westminster	New Westminster	B.C.	5/31/15
5002	Retail	Soho	New York	NY	5/31/12
5004	Retail	South Street Seaport	New York	NY	10/31/07
5008	Retail	Glendale Galleria	Glendale	CA	1/31/07
5010	Retail	Fashion Valley	San Diego	CA	9/30/08
5012	Retail	Horton Plaza	San Diego	CA	1/31/16
5013	Retail	University Towne Center	San Diego	CA	1/31/07
5014	Retail	Westside Pavilion	Los Angeles	CA	1/31/07
5017	Retail	Topanga Mall	Canoga Park	CA	6/30/11
5018	Retail	Fashion Square	Sherman Oaks	CA	1/31/15
5019	Retail	Tucson	Tucson	AZ	1/31/17
5020	Retail	Metrocenter	Phoenix	AZ	1/31/07
5022	Retail	Fiesta Mall	Mesa	AZ	4/30/07
5023	Retail	Scottsdale Fashion Square	Scottsdale	AZ	12/31/09
5024	Retail	Beverly Center	Los Angeles	CA	8/31/11
5026	Retail	Highland Mall	Austin	TX	1/31/07
5028	Retail	Houston	Houston	TX	4/30/09
5029	Retail	North Park	Dallas	TX	1/31/15
5030	Retail	Del Amo	Torrance	CA	1/31/10
5032	Retail	Brea Mall	Brea	CA	1/31/08
5033	Retail	Tyler Mall	Riverside	CA	1/31/16
5035	Retail	Bellevue Square	Bellevue	WA	3/31/09
5036	Retail	Oakbrook Mall	Oakbrook	IL	7/31/12
5038	Retail	Montgomery Mall	Bethesda	MD	6/30/14
5039	Retail	Rodeo Drive	Beverly Hills	CA	12/31/15
5040	Retail	Cherry Creek	Denver	CO	1/31/12
5041	Retail	North Star	San Antonio	TX	5/31/14

3

Store	Div	Store Name	City	ST	Exp Date
5042	Retail	South Coast Plaza	Costa Mesa	CA	1/31/14
5043	Retail	Tysons Corner	McLean	VA	1/31/16
5044	Retail	Mall of America	Minneapolis	MN	5/31/15
5045	Retail	Caesar’s Forum	Las Vegas	NV	1/31/16
5046	Retail	Downtown Plaza	Sacramento	CA	1/31/07
5049	Retail	South Park	Charlotte	NC	1/31/15
5050	Retail	Fairlane Mall	Dearborn	MI	1/31/10
5052	Retail	Florida Mall	Orlando	FL	4/30/07
5055	Retail	Valley Fair	Santa Clara	CA	1/31/13
5057	Retail	Stamford	Stamford	CT	4/30/07
5058	Retail	Lenox Square	Atlanta	GA	1/31/14
5060	Retail	Cambridgeside	Cambridge	MA	1/31/15
5062	Retail	Newbury Street	Boston	MA	9/30/15
5066	Retail	Regency Square	Richmond	VA	4/30/07
5068	Retail	Brandon Town Center	Brandon	FL	2/28/07
5069	Retail	The Westchester	White Plains	NY	3/31/07
5070	Retail	Los Cerritos	Cerritos	CA	1/31/16
5071	Retail	Nanuet Mall	Nanuet	NY	4/30/07
5072	Retail	Perimeter	Atlanta	GA	12/31/15
5073	Retail	Walden Galleria	Buffalo	NY	5/17/06
5074	Retail	Walt Whitman	Huntington Station	NY	4/30/07
5075	Retail	Mall St. Matthews	Louisville	KY	4/30/07
5076	Retail	Roosevelt Field	Garden City	NY	1/31/14
5077	Retail	Crabtree Valley Mall	Raleigh	NC	5/31/15
5078	Retail	Ala Moana Center	Honolulu	HI	1/31/15
5079	Retail	Woodfield Mall	Schaumburg	IL	1/31/15
5081	Retail	Garden State Plaza	Paramus	NJ	1/31/07
5082	Retail	Short Hills	Short Hills	NJ	1/31/15
5083	Retail	King of Prussia	King of Prussia	PA	11/1/07
5084	Retail	Aventura	Aventura	FL	7/31/13
5087	Retail	Somerset North	Troy	MI	1/31/15
5088	Retail	Dadeland Mall	Miami	FL	10/31/14
5089	Retail	Southcenter Shopping Center	Seattle	WA	1/31/07
5090	Retail	Eastview Mall	Victor	NY	4/30/07
5091	Retail	Staten Island Mall	New York	NY	12/31/14
5092	Retail	Third Street Promenade	Santa Monica	CA	1/31/10
5093	Retail	Pioneer Place	Portland	OR	8/31/07
5095	Retail	Bayside Market Place	Miami	FL	9/30/07
5096	Retail	Smith Haven	Lake Grove	NY	1/31/08
5097	Retail	Willowbrook	Willowbrook	NJ	12/31/14
5501	Retail	Towne Center @ Boca Raton	Boca Raton	FL	9/30/07
5502	Retail	Old Orchard	Skokie	IL	10/31/07
5503	Retail	Beachwood Place	Beachwood	OH	12/31/15
5504	Retail	Park Meadows	Littleton	CO	1/31/08
5505	Retail	South Beach	Miami Beach	FL	7/31/08

4

Store	Div	Store Name	City	ST	Exp Date
5507	Retail	La Plaza Mall	McAllen	TX	1/31/11
5509	Retail	Providence Place	Providence	RI	8/19/09
5511	Retail	Oak Park Mall	Overland Park	KS	12/31/09
5512	Retail	Plaza Las Americas	Hato Rey	PR	6/30/11
5514	Retail	Mall of Georgia	Buford	GA	1/31/10
5515	Retail	Stonestown Galleria	San Francisco	CA	1/31/10
5517	Retail	Cielo Vista Mall	El Paso	TX	1/31/10
5518	Retail	Kings Plaza	Brooklyn	NY	1/31/11
5519	Retail	Dallas Galleria	Dallas	TX	11/30/09
5520	Retail	Hanes Mall	Winston Salem	NC	1/31/10
5521	Retail	Eastland Center	Harper Woods	MI	1/31/10
5522	Retail	Fayette Mall	Lexington	KY	1/31/10
5523	Retail	Park Place Mall	Tucson	AZ	1/31/11
5525	Retail	Michigan Avenue	Chicago	IL	3/31/16
5527	Retail	Waikiki Shopping Plaza	Honolulu	HI	1/31/11
5528	Retail	San Francisco Center	San Francisco	CA	3/31/10
5529	Retail	Galleria at Roseville	Roseville	CA	1/31/11
5530	Retail	North East Mall	Hurst	TX	1/31/11
5531	Retail	Hillsdale Shop Center	San Mateo	CA	4/30/10
5532	Retail	Grant Avenue	San Francisco	CA	8/31/10
5534	Retail	Gallery at Market East	Philadelphia	PA	12/31/07
5535	Retail	Flatiron Crossing	Broomfield	CO	12/31/10
5537	Retail	Westland Mall	Hialeah	FL	9/30/10
5540	Retail	Moorestown Mall	Moorestown	NJ	12/31/07
5542	Retail	Freehold Raceway Mall	Freehold	NJ	4/30/11
5546	Retail	Menlo Park	Edison	NJ	1/31/13
5547	Retail	West Town Mall	Knoxville	TN	1/31/11
5548	Retail	International Plaza	Tampa	FL	9/30/11
5549	Retail	Mall @ Wellington Green	Wellington	FL	10/30/11
5551	Retail	The Shops @ Wailea	Maui	HI	1/31/11
5559	Retail	Willow Grove	Willow Grove	PA	1/31/13
5560	Retail	Promenade at Sagemore	Marlton	NJ	12/31/12
5561	Retail	Queens Center	Elmhurst	NY	1/31/15
5563	Subleased	512 Broadway	New York	NY	10/31/10
5567	Retail	Crossgates Mall	Albany	NY	1/31/14
5570	Retail	Westport	Westport	CT	7/31/10
5571	Retail	Mall in Columbia	Columbia	MD	1/31/11
5572	Retail	Old Town Pasadena	Pasadena	CA	9/23/11
5573	Retail	Easton Town Center	Columbus	OH	1/31/13
5575	Retail	Bridgewater Commons	Bridgewater	NJ	4/30/10
5576	Retail	Mall at Millenia	Orlando	FL	10/31/12
5577	Retail	Crossroads	Portage	MI	1/31/15
5579	Retail	Southdale Center	Edina	MN	1/31/13
5580	Retail	Memorial City	Houston	TX	1/31/13
5581	Retail	Country Club Plaza	Kansas City	MO	12/31/12

5

Store	Div	Store Name	City	ST	Exp Date
5582	Retail	Monroeville	Monroeville	PA	1/31/13
5583	Retail	Summit at Louisville	Louisville	KY	1/31/13
5584	Retail	Wolfchase Galleria	Memphis	TN	7/31/12
5585	Retail	Kenwood Towne Center	Cincinnati	OH	8/31/12
5586	Retail	Lakeside	Sterling Heights	MI	8/31/12
5587	Retail	Chandler Fashion Center	Chandler	AZ	12/31/12
5588	Retail	Eastwood Town Center	Lansing	MI	1/31/13
5590	Retail	Fashion Show	Las Vegas	NV	1/31/13
5591	Retail	West County	Dos Peres	MO	6/30/12
5592	Retail	Franklin Park Mall	Toledo	OH	1/31/14
5594	Retail	Belmar	Lakewood	CO	1/31/15
5595	Retail	Kierland Commons	Scottsdale	AZ	1/31/13
5597	Retail	Pembroke Lakes	Pembroke Pines	FL	1/31/14
5598	Retail	City Place	Edgewater	NJ	1/31/14
5599	Retail	Short Pump Town Center	Richmond	VA	1/31/14
5600	Retail	Lakeside Shopping Center	Metairie	LA	7/31/14
5601	Retail	Haywood Mall	Greenville	SC	1/31/14
5602	Retail	Holyoke	Holyoke	MA	1/31/14
5603	Retail	Miami International	Miami	FL	1/31/14
5604	Retail	Orland Square	Orland Park	IL	1/31/14
5605	Retail	Valencia Town Center	Valencia	CA	10/31/13
5606	Retail	Atlantic Station	Atlanta	GA	1/31/16
5607	Retail	Pentagon City	Arlington	VA	1/31/15
5609	Retail	Northlake Village	Charlotte	NC	1/31/16
5610	Retail	The Pier @ Caesars	Atlantic City	NJ	12/31/15
5611	Retail	Victoria Gardens	Rancho Cucamonga	CA	1/31/15
5612	Retail	Rockaway Townsquare	Rockaway	CA	1/31/15
5613	Retail	La Cantera	San Antonio	TX	1/31/16
5614	Retail	Mall Del Norte	Laredo	TX	1/31/15
5615	Retail	Summit Sierra	Reno	NV	1/31/17
5616	Retail	Wheaton Plaza	Wheaton	MD	1/31/16
5617	Retail	Willowbrook Mall	Houston	TX	10/31/15
5618	Retail	Galleria at Pittsburgh	Tarentum	PA	1/31/16
5622	Retail	South Bay Galleria	Redondo Beach	CA	1/31/17
5625	Retail	Santa Anita	Arcadia	CA	1/31/17
5946	Retail Canada	Orchard Park	Burnaby	B.C.	11/30/15
5947	Retail Canada	Georgian Mall	Barrie	Ontario	8/31/16
5948	Retail Canada	Market Mall	Calgary	Alberta	8/31/14
5949	Retail Canada	Devonshire	Windsor	Ontario	4/30/13
5950	Retail Canada	Place Rosemere	Rosemere	Quebec	4/30/13
5951	Retail Canada	Complexe Les Ailes	Montreal	Quebec	7/31/12
5952	Retail Canada	Coquitlam	Coquitlam	B.C.	8/31/11
5953	Retail Canada	Richmond	Richmond	B.C.	3/31/11
5954	Retail Canada	Oshawa	Oshawa	Ontario	4/30/11
5955	Retail Canada	Limeridge	Hamilton	Ontario	6/30/11

6

Store	Div	Store Name	City	ST	Exp Date
5956	Retail Canada	Rideau Ctr.	Ottawa	Ontario	9/30/14
5957	Retail Canada	Hillcrest	Richmond Hill	Ontario	11/30/10
5958	Retail Canada	Ste. Foy	Ste. Foy	Quebec	3/31/11
5959	Retail Canada	Scarborough	Scarborough	Ontario	9/30/10
5960	Retail Canada	Yonge Street	Toronto	Ontario	7/31/09
5961	Retail Canada	Victoria Eaton	Victoria	B.C.	8/31/10
5962	Retail Canada	Pacific Center	Vancouver	B.C.	8/31/10
5963	Retail Canada	Metrotown	Burnaby	B.C.	8/31/10
5964	Retail Canada	Laval	Laval	Quebec	7/31/09
5965	Retail Canada	Bloor Street	Toronto	Ontario	4/30/15
5966	Retail Canada	Upper Canada	Newmarket	Ontario	3/31/08
5967	Retail Canada	Markville	Markham	Ontario	4/30/10
5968	Retail Canada	Park Royal	West Vancouver	B.C.	4/14/10
5969	Retail Canada	Erin Mills	Mississauga	Ontario	4/30/10
5970	Retail Canada	Rockland	T.M.R.	Quebec	3/31/10
5971	Retail Canada	Masonville	London	Ontario	4/30/10
5972	Retail Canada	Bayview	Toronto	Ontario	12/31/09
5973	Retail Canada	Fairview	Pointe Claire	Quebec	11/30/09
5974	Retail Canada	Sherway Gardens	Etobicoke	Ontario	11/30/09
5975	Retail Canada	Yorkdale	Toronto	Ontario	4/13/15
5976	Retail Canada	Queen Street	Toronto	Ontario	1/31/09
5977	Retail Canada	Ste. Catherines St.	Montreal	Quebec	7/31/09
5978	Retail Canada	Polo Park	Winnipeg	Manitoba	6/30/14
5979	Retail Canada	Whistler	Whistler	B.C.	5/14/10
5980	Retail Canada	Square One	Mississauga	Ontario	7/31/15
5982	Retail Canada	Robson	Vancouver	B.C.	8/31/10
5983	Retail Canada	Edmonton	Edmonton	Alberta	1/31/11
5984	Retail Canada	Calgary	Calgary	Alberta	12/31/06
5985	Retail Canada	Stone Road Mall	Guelph	Ontario	2/28/15
5986	Retail Canada	Mapleview Shopping Centre	Burlington	Ontario	3/31/16
5987	Retail Canada	Fairview	Willowdale	Ontario	8/31/16
5988	Retail Canada	Promenade	Thornhill	Ontario	3/31/16
5989	Retail Canada	Oakville Place	Oakville	Ontario	6/30/15
2901	Marciano Canada	Toronto Eaton	Toronto	Ontario	9/30/14
2902	Marciano Canada	77 Bloor Street	Toronto	Ontario	4/30/15
2903	Marciano Canada	Yorkdale	Toronto	Ontario	4/12/15
2904	Marciano Canada	Metropolis @ Metrotown	Burnaby	B.C.	5/31/10
2905	Marciano Canada	Ste Catherines St. West	Montreal	Quebec	10/31/15
2906	Marciano Canada	Square One	Missisauga	Ontario	3/31/16
2907	Marciano Canada	Sherway Gardens	Etobicoke	Ontario	4/30/16
2001	Marciano	The Grove	Los Angeles	CA	9/30/14
2003	Marciano	La Plaza	Mc Allen	TX	1/31/14
2004	Marciano	Garden State	Paramus	NJ	1/31/16
2005	Marciano	Gallaria Dallas	Dallas	TX	1/31/15
2007	Marciano	Dadeland Mall	Miami	FL	1/31/16

7

Store	Div	Store Name	City	ST	Exp Date
2008	Marciano	Tyson’s Galleria	McLean	VA	1/31/16
2009	Marciano	Aventura Mall	Aventura	FL	2/28/15
2010	Marciano	Fashion Show Las Vegas	Las Vegas	NV	1/31/16
2014	Marciano	Caesar’s Forum	Las Vegas	NV	4/30/08
2301	Marciano	Cabazon Outlets	Cabazon	Ca	3/31/11
2310	Marciano	Citadel Outlets	Los Angeles	CA	3/31/06
8901	Retail Acc Canada	Montreal Eaton Center	Montreal	Quebec	2/28/16
8902	Retail Acc Canada	Lime Ridge Mall	Hamilton	Ontario	5/31/16
8903	Retail Acc Canada	Robson Street	Vancouver	B.C.	1/31/16
8003	Retail Acc	Florida Mall	Orlando	FL	3/31/10
8005	Retail Acc	Cambridgeside Galleria	Cambridge	MA	1/31/16
8007	Retail Acc	Universal City	Universal City	CA	9/30/10
8819	Subleased	Beverly Drive	Beverly Hills	CA	2/28/07
4001	Factory Acc	Tanger Riverhead II	Riverhead	NY	1/31/15
4002	Factory Acc	Ontario Mills	Ontario	CA	1/31/10
4003	Factory Acc	Jersey Gardens	Elizabeth	NJ	11/30/14
4004	Factory Acc	Dolphin Mall	Miami	FL	1/31/16
4006	Factory Acc	Camarillo Premium Outlets	Camarillo	CA	1/31/16
4007	Factory Acc	Chicago Premium Outlets	Aurora	IL	1/31/16
4009	Factory Acc	Cabazon Outlets	Cabazon	CA	1/30/11
4901	Factory Acc Canada	Canada One Factory Outlets	Niagara Falls	Ontario	5/31/16

Additional Buildings

	Facilities/US	New York Showroom	New York	NY	11/29/2007
	Facilities/US	Beverly Hills Office	Beverly Hills	CA	2/28/2007
	Facilities/US	Los Angeles Office	Los Angeles	CA	7/29/2008
	Facilities/US	40th Street (subleased)	New York	NY	3/31/2012
	Facilities/US	Kentucky Dist. Center	Louisville	KY	5/13/2009
	Facilities/US	129 Fifth Avenue (assigned)	New York	NY	1/31/2015
	Facilities/Canada	Toronto Showroom	Toronto	Ontario	1/31/2009
	Facilities/Canada	Vancouver Showroom	Vancouver	BC	7/31/2008
	Facilities/Canada	Canada Office and Dist. Center	Montreal	Quebec	12/31/2014

8

SCHEDULE 5.09

Environmental Matters

None.

1

SCHEDULE 5.13

Subsidiaries and Other Equity Investments; Loan Parties

a.             Subsidiaries

Entity	Location	Owned By	Percentage of Ownership
Guess? Apparel Retail, B.V.	Netherlands	Guess? Europe, B.V.	100%
Guess? Asia Limited	Hong Kong	Guess? Europe, B.V.	100%
Guess? Bermuda Holdings, LLC	United States	Guess?, Inc.	100%
Guess? Canada Corporation	Canada	Guess?, Inc.	100%
Guess.com, Inc.	United States	Guess?, Inc.	100%
Guess? Europe, B.V.	Netherlands	Guess?, Inc.	100%
Guess France SAS	France	Guess? Europe, B.V.	100%
Guess? Holdings Korea Limited Liability Company	Korea	Guess? Europe, B.V.	100%
Guess? IP GP LLC	United States	Guess? Licensing, Inc.	100%
Guess? IP Holder L.P.	United States	Guess? IP LP LLC	82.7	%*
Guess? IP LP LLC	United States	Guess?, Inc.	100%
Guess Italia, S.r.l.	Italy	Guess? Europe, B.V.	100%
Guess? Licensing, Inc.	United States	Guess?, Inc.	100%
Guess Operations Ireland Limited	Ireland	Guess? Europe, B.V.	100	%**
Guess? Retail, Inc.	United States	Guess?, Inc.	100%
Guess? Royalty Finance LLC	United States	Guess? IP Holder L.P.	100%
Guess Swiss SAGL	Switzerland	Guess? Europe, B.V.	99	%***
Guess UK Limited	United Kingdom	Guess? Europe, B.V.	100%
Guess? Value LLC	United States	Guess? Retail, Inc	100%
Grupo Guess, S. de R.L. de C.V.	Mexico	Guess? Europe, B.V.	51	%****

*The remaining 17.3% is owned by Guess? IP GP LLC.

**Dormant

***The remaining 1% is owned by Guess Italia, Srl.

****The remaining 49% is owned by Adivina S.A. de C.V., a Mexican company.

b.             Equity Investments

The investments listed on Schedule 7.03.

1

SCHEDULE 5.17

Intellectual Property Matters

I.              TRADEMARKS

a.             U.S. Registered Trademarks:

No.	Registrant (or last Registered Owner)	Trademark	Registration Number	Registration Date
1.	Guess?, Inc.	Y & Design	3075822	04/04/2006
2.	Guess?, Inc.	G & Design	3001882	09/27/2005
3.	Guess?, Inc.	G & Design	3001859	09/27/2005
4.	Guess?, Inc.	YES JEANS & Design	3069249	03/14/2006
5.	Guess?, Inc.	MARCIANO	3015017	11/15/2005
6.	Guess?, Inc.	MGA	3006128	10/11/2005
7.	Guess?, Inc.	APPARELBUY.COM	2687569	02/11/2003
8.	Guess?, Inc.	Design only	2398409	10/24/2000
9.	Guess?, Inc.	THE SEASON OF CONSCIENCE	2218801	01/19/1999
10.	Guess?, Inc.	MAURICE MARCIANO	2070154	06/10/1997
11.	Guess?, Inc.	MARCIANO	2139312	02/24/1998
12.	Guess?, Inc.	MARCIANO COLLECTION	1997798	09/03/1996
13.	Guess?, Inc.	YES	1734931	11/24/1992
14.	Guess?, Inc.	Yes Clothing Co.	1396894	6/10/1986
15.	Guess?, Inc.	Yes Jeans	3060882	2/21/2006
16.	Guess?, Inc.	MGA	1298259	9/25/1984
17.	Guess?, Inc.	Marciano	1179281	11/24/1981
18.	Guess?, Inc.	213	1370226	11/12/1985

b.             U.S. Pending Trademark Applications:

No.	Applicant	Trademark	Application Serial Number	Application Date
1.	Guess?, Inc.	Design only	78/881524	05/11/2006
2.	Guess?, Inc.	DIVER CLASS	78/879163	05/08/2006
3.	Guess?, Inc.	DIVER CHIC	78/879157	05/08/2006
4.	Guess?, Inc.	LA DENIM	78/566125	02/11/2005
5.	Guess?, Inc.	L.A. DENIM ATELIER	78/526991	12/03/2004
6.	Guess?, Inc.	M	78/360131	01/30/2004
7.	Guess?, Inc.	YES KIDS	78/144483	07/16/2002
8.	Guess?, Inc.	BIRDS ‘N BEES	76/518568	06/02/2003
9.	Guess?, Inc.	Yes	78/226664	3/17/2003
10.	Guess?, Inc.	Design (Double pocket stitching bounce)	76/636332	4/18/2005

1

II.            PATENTS

a.             U.S. Issued Patents:

No.	Patent Number	Issue Date	Title	Inventor/Assignee
1.	D308634	06/19/1990	Combined bottle and closure	Guess?, Inc.
2.	D314143	01/29/1991	Combined bottle and closure	Guess?, Inc.
3.	D328423	08/04/1992	Combined bottle and closure	Guess?, Inc.
4.	D328432	08/04/1992	Combined bottle and closure	Guess?, Inc.
5.	D335208	05/04/1993	Shoe sole	Guess?, Inc.
6.	D335571	05/18/1993	Shoe sole	Guess?, Inc.
7.	D335572	05/18/1993	Shoe sole	Guess?, Inc.
8.	D335762	05/25/1993	Shoe sole	Guess?, Inc.
9.	D336150	06/08/1993	Shoe sole	Guess?, Inc.
10.	D336359	06/15/1993	Shoe sole	Guess?, Inc.
11.	D336560	06/22/1993	Shoe sole	Guess?, Inc.
12.	D336773	06/29/1993	Shoe sole	Guess?, Inc.
13.	D336774	06/29/1993	Shoe sole	Guess?, Inc.
14.	D336978	07/06/1993	Shoe sole	Guess?, Inc.
15.	D336979	07/06/1993	Shoe sole	Guess?, Inc.
16.	D336980	07/06/1993	Shoe sole	Guess?, Inc.
17.	D337193	07/13/1993	Garment pocket	Guess?, Inc.
18.	D341024	11/09/1993	Shoe sole	Guess?, Inc.
19.	D341481	11/23/1993	Shoe sole	Guess?, Inc.
20.	D342376	12/21/1993	Shoe sole	Guess?, Inc.
21.	D343272	01/18/1994	Shoe sole	Guess?, Inc.
22.	D343281	01/18/1994	Shoe sole	Guess?, Inc.
23.	D343505	01/25/1994	Shoe sole	Guess?, Inc.
24.	D358929	06/06/1995	Walking shoe	Guess?, Inc.
25.	D369456	05/07/1996	Walking shoe	Guess?, Inc.
26.	D421828	03/28/2000	Shoe	Guess?, Inc.

b.             U.S. Pending Patent Applications:

No.	Application Number	Filing Date	Title	Inventor/Assignee
1.	29/212,814	09/08/2004	Cosmetics bottle	Henry De Monclin/Guess?, Inc.

2

III.           COPYRIGHTS

a.             U.S. Copyright Registrations:

See attached.

b.             Pending U.S. Copyright Registration Applications:

None.

IV.           DOMAIN NAME REGISTRATIONS

	Domain Name	Entity Registered	Registrar	Renewal Date
1.	ANTISTITCH.COM	Guess?, Inc.	Register.com	8/7/2008
2.	ANTISTITCH.NET	Guess?, Inc.	Register.com	8/7/2008
3.	ANTISTITCH.ORG	Guess?, Inc.	Register.com	8/7/2008
4.	APPARELBUY.COM	Guess?, Inc.	Register.com	12/4/2014
5.	APPARELBUY.NET	Guess?, Inc.	Register.com	12/4/2014
6.	APPARELBUY.ORG	Guess?, Inc.	Register.com	12/4/2014
7.	ARMAND-MARCIANO.COM	Guess?, Inc.	Register.com	1/3/2014
8.	AUTHENTICDENIM.COM	Guess?, Inc.	Register.com	1/4/2015
9.	babylondesigns.com	Guess?, Inc.	Register.com	4/27/2014
10.	buymarciano.com	Guess?, Inc.	Register.com	7/7/2015
11.	gcbymarciano.com	Guess?, Inc.	Register.com	4/27/2014
12.	ihatemarciano.com	Guess?, Inc.	Register.com	7/7/2015
13.	la-denim.com	Guess?, Inc.	Register.com	2/10/2015
14.	ladenimatelier.com	Guess? Inc	Register.com	5/5/2015
15.	marcaino.biz	Guess?, Inc.	Register.com	5/19/2014
16.	marcaino.com	Guess?, Inc.	Register.com	5/19/2014
17.	marcaino.net	Guess?, Inc.	Register.com	5/19/2014
18.	marcianodesign.com	Guess?, Inc.	Register.com	4/27/2014
19.	marcianodesigns.com	Guess?, Inc.	Register.com	4/27/2014
20.	marcianoeyewear.com	Guess?, Inc.	Register.com	7/7/2015
21.	marcianofootwear.com	Guess?, Inc.	Register.com	7/7/2015
22.	marcianojewelry.com	Guess?, Inc.	Register.com	7/7/2015
23.	marcianokids.com	Guess?, Inc.	Register.com	7/7/2015
24.	marcianooutlet.com	Guess?, Inc.	Register.com	7/7/2015
25.	marcianoshoes.com	Guess?, Inc.	Register.com	7/7/2015
26.	marcianostores.com	Guess?, Inc.	Register.com	7/7/2015
27.	marcianostudio.com	Guess?, Inc.	Register.com	4/27/2014
28.	marcianostudios.com	Guess?, Inc.	Register.com	4/27/2014
29.	marcianosucks.com	Guess?, Inc.	Register.com	7/7/2015
30.	marcianowomen.com	Guess?, Inc.	Register.com	7/7/2015
31.	mauricemarciano.biz	Guess?, Inc.	Register.com	4/27/2014
32.	mauricemarciano.com	Guess?, Inc.	Register.com	4/27/2014
33.	MAURICE-MARCIANO.COM	Guess?, Inc.	Register.com	5/3/2014
34.	mauricemarciano.info	Guess?, Inc.	Register.com	4/27/2014
35.	mauricemarciano.net	Guess?, Inc.	Register.com	4/27/2014
36.	mauricemarciano.org	Guess?, Inc.	Register.com	4/27/2014
37.	mmarciano.com	Guess?, Inc.	Register.com	4/27/2014
38.	paulmarciano.biz	Guess?, Inc.	Register.com	4/27/2014
39.	PAUL-MARCIANO.COM	Guess?, Inc.	Register.com	5/4/2014
40.	paulmarciano.net	Guess?, Inc.	Register.com	4/27/2014
41.	paulmarciano.org	Guess?, Inc.	Register.com	4/27/2014
42.	pmarciano.com	Guess?, Inc.	Register.com	4/27/2014
43.	RAWDENIM.COM	Guess?, Inc.	Register.com	7/21/2005
44.	RETAILBIZ.NET	Guess?, Inc.	Register.com	12/5/2014
45.	RETAILBUY.NET	Guess?, Inc.	Register.com	12/4/2014
46.	shopmarciano.com	Guess?, Inc.	Register.com	7/7/2015
47.	YESCLOTHING.COM	Guess?, Inc.	Register.com	2/25/2014
48.	yesdenim.com	Guess?, Inc.	Register.com	4/28/2014
49.	yes-denim.com	Guess?, Inc.	Register.com	4/28/2014
50.	yes-jean.com	Guess?, Inc.	Register.com	4/28/2014
51.	yesjeans.biz	Guess?, Inc.	Register.com	4/28/2014
52.	yes-jeans.com	Guess?, Inc.	Register.com	4/28/2014
53.	yesjeans.info	Guess?, Inc.	Register.com	4/28/2014
54.	yesjeans.net	Guess?, Inc.	Register.com	4/28/2014
55.	yesjeans.org	Guess?, Inc.	Register.com	4/28/2014
56.	marciano.com	Guess?, Inc.	Register.com	7/10/2014

3

1. Registration Number:	TXu-270-211
Title:	Guess?
Description:	1 p.
Claimant:	acGuess?, Inc.
Created:	1984
Registered:	14Nov86
Title on © Application:	Guess? question mark inside of triangle design.
Miscellaneous:	C.O. corres.
Special Codes:	1/B

2. Registration Number:	VA-255-941
Title:	Wildlife Park, Guess mens sportswear.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	11Dec86
Registered:	5Mar87
Special Codes:	5/S

3. Registration Number:	VA-255-942
Title:	Guess, Georges Marciano.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	24Apr86
Registered:	5Mar87
Title on © Application:	Guess surfrider.
Special Codes:	5/S

4. Registration Number:	VA-255-943
Title:	Yachting Club, Guess mens sportswear.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	31May86
Registered:	5Mar87
Special Codes:	5/S

5. Registration Number:	VA-255-944
Title:	Guess, mens active, sports club.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	17Apr86
Registered:	5Mar87
Title on © Application:	Palm tree with triangle.
Special Codes:	5/S

6. Registration Number:	VA-255-945
Title:	The Western horseman, men’s Guess.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	21May86
Registered:	5Mar87
Special Codes:	5/S

7. Registration Number:	VA-266-791
Title:	Skier.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	9Jul86
Registered:	9Apr87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

8. Registration Number:	VA-274-480
Title:	[Guess sailing]
Description:	art reproduction : silkscreened T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jun87
Registered:	21Aug87
Special Codes:	5/S

9. Registration Number:	VA-274-481
Title:	[Guess anchor crest]
Description:	art reproduction : silkscreened T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jun87
Registered:	21Aug87
Special Codes:	5/S

10. Registration Number:	VA-274-482
Title:	[Guess windsurf]
Description:	art reproduction : silkscreened T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jun87
Registered:	21Aug87
Special Codes:	5/S

11. Registration Number:	VA-274-483
Title:	[Guess jeans nautical]
Description:	art reproduction : silkscreened T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jun87
Registered:	21Aug87
Special Codes:	5/S

12. Registration Number:	VA-274-572
Title:	Guess jeans crest.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jun87
Registered:	21Aug87
Special Codes:	5/S

13. Registration Number:	VA-275-813
Title:	Guess jeans, Georges Marciano, finest quality.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	30Jun87
Registered:	25Aug87
Date in © Notice:	notice: 1986
Title on © Application:	Guess cricket.
Special Codes:	5/S

14. Registration Number:	VA-275-814
Title:	Guess house.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	29Aug86
Registered:	25Aug87
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S

15. Registration Number:	VA-275-815
Title:	Guess Flying ace.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	20Apr86
Registered:	25Aug87
Title on © Application:	Guess ace flyer.
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S

16. Registration Number:	VA-275-830
Title:	Helicopter traffic squadron.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	6May86
Registered:	5Mar87
Title on © Application:	Helicopter.
Special Codes:	5/S

17. Registration Number:	VA-275-831
Title:	[Diving]
Description:	art reproduction : silkscreened T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	17Apr86
Registered:	5Mar87
Special Codes:	5/S

18. Registration Number:	VA-275-832
Title:	Driven to quality, 10,000 Mile Club.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	5Nov86
Registered:	5Mar87
Title on © Application:	10,000 Mile Club.
Special Codes:	5/S

19. Registration Number:	VA-275-833
Title:	Guess Jeans, California, U S A / by Georges Marciano.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	5Nov86
Registered:	5Mar87
Title on © Application:	Flags.
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S

20. Registration Number:	VA-275-834
Title:	Guess, Flying ace.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	15Apr86
Registered:	5Mar87
Title on © Application:	Flying ace.
Special Codes:	5/S

21. Registration Number:	VA-275-835
Title:	The Best of times.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	7Jun86
Registered:	5Mar87
Title on © Application:	Football man.
Special Codes:	5/S

22. Registration Number:	VA-275-836
Title:	Sunset Beach / aGeorges Marciano.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	3Nov86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S

23. Registration Number:	VA-275-837
Title:	Guess Yachting Club.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	30Oct86
Registered:	5Mar87
Special Codes:	5/S

24. Registration Number:	VA-275-838
Title:	U S National Boat Races.
Description:	art reproduction : silkscreened T-shirt.
Series:	Guess men
Claimant:	acGuess?, Inc.
Created:	1986
Published:	17Apr86
Registered:	5Mar87
Title on © Application:	Boat races.
Special Codes:	5/S

25. Registration Number:	VA-275-839
Title:	Lawn tennis, men’s singles.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	31Jan87
Registered:	5Mar87
Date in © Notice:	notice: 1986
Special Codes:	5/S

26. Registration Number:	VA-280-468
Title:	Golfer.
Description:	art reproduction.
Note:	Additional title from copy: Pro golfing.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	17Jul86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

27. Registration Number:	VA-280-469
Title:	Activewear bear.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	20Jan87
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

28. Registration Number:	VA-280-470
Title:	Canoeing.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	30Oct86
Registered:	5Mar87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

29. Registration Number:	VA-280-471
Title:	Thunderbridge.
Description:	art reproduction.
Note:	Additional title from copy: Thunder Ridge.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	12Nov86
Registered:	5Mar87
Title on © Application:	Thunderridge.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

30. Registration Number:	VA-280-472
Title:	Guess with patch.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	15Dec86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

31. Registration Number:	VA-280-473
Title:	Photographer.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	29Aug86
Registered:	5Mar87
Author on © Application:	Guess, Inc.?, employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

32. Registration Number:	VA-280-474
Title:	Guess crest.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	15Dec86
Registered:	5Mar87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

33. Registration Number:	VA-280-475
Title:	Guess jean banner.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	13Jan87
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

34. Registration Number:	VA-280-476
Title:	Bamboo surfer.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	10Nov86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

35. Registration Number:	VA-280-477
Title:	Around the world.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	28Apr86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

36. Registration Number:	VA-280-478
Title:	Western gear.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	15May86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

37. Registration Number:	VA-280-479
Title:	International Surf Team.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1986
Published:	18Apr86
Registered:	5Mar87
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

38. Registration Number:	VA-280-529
Title:	Giant slalom.
Description:	art reproduction : design on fabric.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	30Jun86
Registered:	20Oct87
Special Codes:	5/S

39. Registration Number:	VA-280-643
Title:	University of the West.
Description:	art reproduction : design for silkscreen.
Claimant:	acGuess?, Inc.
Created:	1986
Published:	30Oct86
Registered:	20Oct87
Special Codes:	5/S

40. Registration Number:	VA-282-872
Title:	Guess Los Angeles.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1987
Published:	18Jan86
Registered:	5Nov87
Title on © Application:	Golf club.
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S

41. Registration Number:	VA-286-782
Title:	Guess jeans, U. S. A. Croquet Club.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Feb87
Registered:	27Mar87
Title on © Application:	Guess jeans croquet.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

42. Registration Number:	VA-286-783
Title:	Guess jeans, U. S. A., all star, rowing crew ‘87.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Jan87
Registered:	27Mar87
Title on © Application:	Guess jeans rowing.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

43. Registration Number:	VA-286-784
Title:	Guess jeans, U. S. A. Windsurfing Club.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Jan87
Registered:	27Mar87
Title on © Application:	Guess jeans windsurfing.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

44. Registration Number:	VA-286-785
Title:	Guess jeans, east west baseball.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Jan87
Registered:	27Mar87
Title on © Application:	Guess jeans baseball.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

45. Registration Number:	VA-286-786
Title:	Guess jeans cycling.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Feb87
Registered:	27Mar87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

46. Registration Number:	VA-286-787
Title:	Lawn Tennis Men’s Singles Guess Tournament.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess Men
Created:	1987
Published:	1Feb87
Registered:	27Mar87
Title on © Application:	Lawn tennis.
Author on © Application:	Guess, Inc.?, employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

47. Registration Number:	VA-286-788
Title:	Guess Club, California.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess? Kids
Created:	1986
Published:	1Dec86
Registered:	27Mar87
Title on © Application:	Guess Club with palm tree.
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

48. Registration Number:	VA-286-789
Title:	Guess.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess? Kids
Created:	1987
Published:	1Jan87
Registered:	27Mar87
Date in © Notice:	notice: 1986
Title on © Application:	Guess jeans surf.
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

49. Registration Number:	VA-286-937
Title:	Guess men / ad Paul Marciano ; photo Wayne Maser.
Description:	photoprints : advertisement.
In:	M Magazine, Mar. 1987
Claimant:	acGuess?, Inc.
Created:	1986
Published:	1Aug86
Registered:	5Mar87
Title on © Application:	Bandera Rodeo shoot.
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

50. Registration Number:	VA-286-938
Title:	Guess jeans / ad Paul Marciano ; photo Wayne Maser.
Description:	photoprints : advertisement.
In:	Mademoiselle
Claimant:	acGuess?, Inc.
Created:	1986
Published:	1Feb86
Registered:	5Mar87
Title on © Application:	Austin shoot.
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

51. Registration Number:	VA-286-939
Title:	Guess jeans / ad Paul Marciano ; photo Wayne Maser.
Description:	photoprints : advertisement.
In:	W Magazine, Aug. 1986
Claimant:	acGuess?, Inc.
Created:	1986
Published:	1Jun86
Registered:	5Mar87
Title on © Application:	Second Austin shoot.
Author on © Application:	Guess?, Inc., employer for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

52. Registration Number:	VA-287-298
Title:	Baseball player.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Feb87
Registered:	27Mar87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

53. Registration Number:	VA-287-299
Title:	Miro.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Feb87
Registered:	27Mar87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

54. Registration Number:	VA-293-676
Title:	[Paris shoot]
Description:	commercial prints : advertisement.
Note:	Title from appl.
In:	Vogue, Oct. 1987, p. 59, etc.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Sep87
Registered:	5Nov87
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

55. Registration Number:	VA-294-163
Title:	[Paris shoot]
Description:	commercial prints : advertisements.
Note:	Title from appl.
In:	Elle magazine, Oct. 1987, p. 56-57
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Sep87
Registered:	19Feb88
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

56. Registration Number:	VA-294-164
Title:	[Paris shoot]
Description:	commercial prints : advertisements.
Note:	Title from appl.
In:	Vogue magazine, Sept. 1987, p. 101-111
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Sep87
Registered:	19Feb88
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

57. Registration Number:	VA-294-353
Title:	Guess.
Description:	art reproduction : design on T-shirt.
Claimant:	acGuess?, Inc.
Created:	1985
Published:	15May85
Registered:	5Feb88
Title on © Application:	Teddy bear.
Special Codes:	5/S

58. Registration Number:	VA-298-300
Title:	[Spain shoot]
Description:	6 commercial prints : advertisements.
Note:	Title from appl.
In:	Mademoiselle magazine, Mar. 1988, p. 228-233
Claimant:	acGuess?, Inc.
Created:	1987
Published:	15Feb88
Registered:	19Feb88
Previous Related Version:	Appl. states photos which appeared in tVanity fair magazine, Dec. 1, 1987 and Interview magazine, Feb. 1, 1988 are preexisting material.
Claim Limit:	NEW MATTER: “new and additional photographic material.”
Special Codes:	5/S/L

59. Registration Number:	VA-298-301
Title:	[Spain shoot]
Description:	5 commercial prints : advertisements.
Note:	Title from appl.
In:	Vanity fair magazine, Dec. 1987, p. 19-23
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Dec87
Registered:	19Feb88
Special Codes:	5/S/L

60. Registration Number:	VA-298-302
Title:	[Spain shoot]
Description:	commercial prints : advertisements.
Note:	Title from appl.
In:	Interview magazine, Feb. 1988, p. 45-50
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Feb88
Registered:	19Feb88
Previous Related Version:	Appl. states photos pub. in Vanity fair magazine, Dec. 1, 1987 are preexisting material.
Claim Limit:	NEW MATTER: “new and additional photographic material.”
Special Codes:	5/S/L

61. Registration Number:	VA-298-634
Title:	[Surfing guy] / Georges Marciano.
Description:	art reproduction : T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess, Inc.
Created:	1987
Published:	1Sep87
Registered:	8Apr88
Author on © Application:	Guess?, Inc.
Special Codes:	5/S
Cross Reference:	acGuess, Inc. SEE Guess?, Inc.

62. Registration Number:	VA-298-635
Title:	Guess jeans.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Sep87
Registered:	8Apr88
Title on © Application:	Guess with palm trees design.
Special Codes:	5/S

63. Registration Number:	VA-298-636
Title:	Guess jeans, north shore surfing.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Name in © Notice:	notice: Guess, Inc.
Created:	1987
Published:	1Sep87
Registered:	8Apr88
Title on © Application:	North shore surfing.
Special Codes:	5/S

64. Registration Number:	VA-307-650
Title:	Original nerd.
Description:	art reproduction : T-shirt design.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jan88
Registered:	24May88
Title on © Application:	Nerd.
Special Codes:	5/S

65. Registration Number:	VA-308-751
Title:	Wear to win.
Description:	art reproduction : design for clothing.
Note:	Additional title from copy: Summer Games 1988.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Jan88
Registered:	14Jun88
Title on © Application:	Win to wear.
Special Codes:	5/S

66. Registration Number:	VA-308-752
Title:	[Alligator]
Description:	art reproduction : design for clothing.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Nov87
Registered:	14Jun88
Special Codes:	5/S

67. Registration Number:	VA-308-753
Title:	[Beach scene]
Description:	art reproduction : design for clothing.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Nov87
Registered:	14Jun88
Special Codes:	5/S

68. Registration Number:	VA-308-754
Title:	[Girl bear]
Description:	art reproduction : design for clothing.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Nov87
Registered:	14Jun88
Special Codes:	5/S

69. Registration Number:	VA-309-080
Title:	Guess quartz.
Description:	sculpture : watch design.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Apr88
Registered:	14Jun88
Date in © Notice:	notice: 1987
Special Codes:	5/S

70. Registration Number:	VA-311-195
Title:	Pelican.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Nov87
Registered:	14Jun88
Special Codes:	5/S

71. Registration Number:	VA-311-415
Title:	[Boy bear]
Description:	art reproduction : T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	30Nov87
Registered:	14Jun88
Special Codes:	5/S

72. Registration Number:	VA-321-018
Title:	Love bear : style 91573.
Description:	art reproduction : silkscreened shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	25May87
Registered:	3Dec87
Special Codes:	5/S

73. Registration Number:	VA-321-669
Title:	Guess.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Created:	1988
Published:	1Sep88
Registered:	30Sep88
Title on © Application:	Guess bouquet.
Special Codes:	5/S

74. Registration Number:	VA-332-972
Title:	Guess dogs.
Description:	art reproduction.
Note:	Additional title from copy: Guess jeans.
Claimant:	acGuess?, Inc.
Created:	1988
Published:	30May88
Registered:	12Jul88
Special Codes:	5/S

75. Registration Number:	VA-349-687
Title:	Giraffe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Name in © Notice:	Baby Guess, Inc.
Created:	1987
Published:	1Mar88
Registered:	3Apr89
Date in © Notice:	notice: 1987
Author on © Application:	Guess?, Inc.
Special Codes:	5/S

76. Registration Number:	VA-349-688
Title:	Circus : no. 14.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Name in © Notice:	Baby Guess, Inc.
Created:	1988
Published:	1Sep88
Registered:	3Apr89
Title on © Application:	Elephant circus.
Author on © Application:	Guess?, Inc.
Special Codes:	5/S

77. Registration Number:	VA-349-689
Title:	Zebra : style 9100.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Name in © Notice:	Baby Guess, Inc.
Created:	1987
Published:	1Mar88
Registered:	3Apr89
Date in © Notice:	notice: 1987
Author on © Application:	Guess?, Inc.
Special Codes:	5/S

78. Registration Number:	VA-349-690
Title:	Panda : style 9100.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Name in © Notice:	Baby Guess, Inc.
Created:	1987
Published:	1Mar88
Registered:	3Apr89
Date in © Notice:	notice: 1987
Title on © Application:	Panda bear.
Author on © Application:	Guess?, Inc.
Special Codes:	5/S

79. Registration Number:	VA-349-691
Title:	Classic Baby Guess auto 1955.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Sep87
Registered:	3Apr89
Title on © Application:	Baby Guess classic.
Special Codes:	5/S

80. Registration Number:	VA-349-692
Title:	The Original league.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Name in © Notice:	Baby Guess?, Inc.
Created:	1988
Published:	1Sep88
Registered:	3Apr89
Title on © Application:	Football.
Author on © Application:	Guess?, Inc.
Special Codes:	5/S

81. Registration Number:	VA-349-693
Title:	Circus : no. 11.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Name in © Notice:	Baby Guess, Inc.
Created:	1988
Published:	1Sep88
Registered:	3Apr89
Title on © Application:	Circus balloon.
Author on © Application:	Guess?, Inc.
Special Codes:	5/S

82. Registration Number:	VA-350-222
Title:	Guess Eyewear / by George Marciano.
Description:	commercial print : advertisement.
In:	Elle, Mar. 1988, p. 194-195
Claimant:	acGuess?, Inc.
Created:	1988
Published:	1Mar88
Registered:	2Mar88
Author on © Application:	Guess?, Inc.
Special Codes:	5/S/L

83. Registration Number:	VA-400-339
Title:	Lego challis.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Published:	3Apr90
Registered:	20Apr90
Special Codes:	5/S

84. Registration Number:	VA-459-489
Title:	[Foxy lifeguard]
Description:	art reproduction : T-shirt.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1990
Published:	1Apr91
Registered:	6May91
Special Codes:	5/S

85. Registration Number:	VA-459-490
Title:	Surfing Foxy.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Created:	1990
Published:	1Apr91
Registered:	6May91
Special Codes:	5/S

86. Registration Number:	VA-459-491
Title:	Indian head.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Created:	1990
Published:	1Apr91
Registered:	6May91
Special Codes:	5/S

87. Registration Number:	VA-459-492
Title:	Foxy scuba diver.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Created:	1990
Published:	1Apr91
Registered:	6May91
Special Codes:	5/S

88. Registration Number:	VA-459-696
Title:	Foxy triplets.
Description:	art reproduction : design on T-shirt.
Claimant:	acGuess?, Inc.
Created:	1990
Published:	1Apr91
Registered:	16May91
Special Codes:	5/S

89. Registration Number:	VA-529-848
Title:	[Los Angeles/Mojave shoot]
Description:	2 photos.
Note:	Title from appl.
Claimant:	acGuess?, Inc.
Created:	1991
Published:	27Jan92
Registered:	26Oct92
Special Codes:	5/S

90. Registration Number:	VA-548-461
Title:	[Las Vegas shoot]
Description:	Advertisements.
Note:	Title from appl.
In:	W, June 24-July 1, 1991, p. 5, etc.
Claimant:	acGuess?, Inc.
Created:	1991
Published:	24Jun91
Registered:	2Nov92
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

91. Registration Number:	VA-559-054
Title:	Guess jeans.
Description:	commercial print : advertisement.
In:	Vogue, Sept. 1987, p. 108-109
Claimant:	acGuess?, Inc.
Created:	1987
Published:	1Sep87
Registered:	26Oct92
Title on © Application:	Paris shoot.
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

92. Registration Number:	VA-568-655
Title:	Guess.
Description:	Art reproduction.
Claimant:	acGuess?, Inc.
Created:	1992
Published:	8Feb93
Registered:	5Apr93
Title on © Application:	Wild Guess triangle.
Author on © Application:	Guess, Inc., & DIC Merchandising Enterprises, Inc., employers for hire.
Miscellaneous:	C.O. corres.
Special Codes:	5/S

93. Registration Number:	VA-569-102
Title:	Wild Guess?
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1992
Published:	8Feb93
Registered:	22Jun93
Title on © Application:	Wild Guess triangle with animals.
Author on © Application:	Guess, Inc., & DIC Merchandising Enterprises, Inc., employers for hire.
Special Codes:	5/S

94. Registration Number:	VA-612-568
Title:	Guess USA : style 015, 050, 075 / by Georges Marciano.
Description:	Product packaging.
Claimant:	acGuess?, Inc. (employer for hire)
Created:	1992
Published:	21Aug92
Registered:	27Dec93
Title on © Application:	Guess Jeans an American tradition.
Special Codes:	5/S

95. Registration Number:	VA-903-975
Title:	F 31.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 31.
Special Codes:	5/S

96. Registration Number:	VA-903-976
Title:	F 30.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 30.
Special Codes:	5/S

97. Registration Number:	VA-903-977
Title:	F 26.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 26.
Special Codes:	5/S

98. Registration Number:	VA-903-978
Title:	F 27.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 27.
Special Codes:	5/S

99. Registration Number:	VA-903-979
Title:	F 25.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 25.
Special Codes:	5/S

100. Registration Number:	VA-903-980
Title:	F 23.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 23.
Special Codes:	5/S

101. Registration Number:	VA-903-981
Title:	F 16.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 16.
Special Codes:	5/S

102. Registration Number:	VA-903-982
Title:	F 17.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 17.
Special Codes:	5/S

103. Registration Number:	VA-903-983
Title:	F 15.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan98
Registered:	9Feb98
Title on © Application:	Negative no. F 15.
Special Codes:	5/S

104. Registration Number:	VA-903-984
Title:	F 14.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 14.
Special Codes:	5/S

105. Registration Number:	VA-903-985
Title:	F 13.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 13.
Special Codes:	5/S

106. Registration Number:	VA-903-986
Title:	F 10.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 10.
Special Codes:	5/S

107. Registration Number:	VA-903-987
Title:	F 9.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 9.
Special Codes:	5/S

108. Registration Number:	VA-903-988
Title:	F 5.
Description:	Photoprint.
Note:	Design for advertisement.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F 5.
Special Codes:	5/S

109. Registration Number:	VA-903-989
Title:	Guess collection.
Description:	Photoprint.
Claimant:	acGuess?, Inc.
Created:	1997
Published:	15Jan97
Registered:	9Feb98
Title on © Application:	Negative no. F3.
Special Codes:	5/S

110. Registration Number:	VA-1-077-176
Title:	Guess Jeans 2001, love story / photographed by aRaphael Mazzucco.
Description:	1 v.
Claimant:	acGuess?, Inc. (employer for hire)
Created:	2001
Published:	*Feb01
Registered:	2Apr01
Special Codes:	5/S

111. Registration Number:	VA-1-135-669
Title:	Set me free. / Photography by aRaphael Mazzucco.
Description:	1 v.
Series:	Guess ; winter 2001
Note:	Photos.
Claimant:	acGuess?, Inc. (employer for hire)
Created:	2001
Published:	17Aug01
Registered:	13Nov01
Special Codes:	5/S/L

112. Registration Number:	VA-1-155-856
Title:	The restless heart / created by Paul Marciano ; photography,Raphael Mazzucco.
Description:	1 v.
Note:	Photoprints.
Claimant:	acGuess?, Inc. (employer for hire)
Created:	2002
Published:	*Aug02
Registered:	30Sep02
Special Codes:	5/S

113. Registration Number:	VA-1-161-215
Title:	Peace & love, spring 2002 / photography by aRaphael Mazzucco.
Description:	1 v.
Note:	Photos.
Claimant:	acGuess?, Inc. (employer for hire)
Created:	2002
Published:	25Jan02
Registered:	7Feb02
Special Codes:	5/S

114. Registration Number:	VA-1-295-294
Title:	Guess spring 2004 footwear catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jan04
Registered:	19Jan05
Special Codes:	5/S

115. Registration Number:	VA-1-295-295
Title:	Guess by Marciano fall 2004 accessories catalogue : catalogue no. 137.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jul04
Registered:	19Jan05
Special Codes:	5/S

116. Registration Number:	VA-1-295-296
Title:	Guess by Marciano spring 2004 catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jan04
Registered:	19Jan05
Special Codes:	5/S

117. Registration Number:	VA-1-295-297
Title:	Guess spring 2004 image catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jan04
Registered:	19Jan05
Special Codes:	5/S

118. Registration Number:	VA-1-295-298
Title:	Guess? image history.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Sep04
Registered:	19Jan05
Previous Related Version:	Appl. identifies 16 prev. reg. photos as preexisting.
Claim Limit:	NEW MATTER: text and selection, compilation and arr. of photos.
Special Codes:	5/S

119. Registration Number:	VA-1-295-299
Title:	Marciano fall 2004 catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jul04
Registered:	19Jan05
Special Codes:	5/S

120. Registration Number:	VA-1-295-300
Title:	Guess by Marciano fall 2004 catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jul04
Registered:	19Jan05
Special Codes:	5/S

121. Registration Number:	VA-1-295-301
Title:	Guess spring/summer 2004 kids catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jan04
Registered:	19Jan05
Special Codes:	5/S

122. Registration Number:	VA-1-295-302
Title:	Guess by Marciano fall 2004 catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jun04
Registered:	19Jan05
Special Codes:	5/S

123. Registration Number:	VA-1-295-303
Title:	Guess fall 2004 kids catalogue.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jun04
Registered:	19Jan05
Special Codes:	5/S

124. Registration Number:	VA-1-295-304
Title:	Guess spring 2004 accessories catalogue : catalogue no. 130.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2004
Published:	1Jan04
Registered:	19Jan05
Special Codes:	5/S

125. Registration Number:	VA-1-295-305
Title:	Gc Guess collection fall 2003 catalogue : catalogue no. 124.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2003
Published:	1Jun03
Registered:	19Jan05
Special Codes:	5/S

126. Registration Number:	VA-1-295-306
Title:	Une nuit blanche a Paris : catalogue no. 123 = A white night in Paris.
Description:	Photos.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	2003
Published:	1Mar03
Registered:	19Jan05
Special Codes:	5/S

127. Registration Number:	VAu-92-456
Title:	Cowboy print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	2May86
Special Codes:	5/S

128. Registration Number:	VAu-94-601
Title:	Salmon print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	2May86
Special Codes:	5/S

129. Registration Number:	VAu-95-669
Title:	Guess 10,000 mile club—driven to quality : Guess.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	27Jun86
Miscellaneous:	C.O. corres.
Special Codes:	5/S

130. Registration Number:	VAu-96-032
Title:	Palm tree print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	19May86
Miscellaneous:	C.O. corres.
Special Codes:	5/S

131. Registration Number:	VAu-96-510
Title:	Mirage diamond print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Jun86
Special Codes:	5/S

132. Registration Number:	VAu-96-511
Title:	Geometric grid print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Jun86
Special Codes:	5/S

133. Registration Number:	VAu-96-512
Title:	Teepee print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Jun86
Special Codes:	5/S

134. Registration Number:	VAu-96-577
Title:	Clock print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	2May86
Special Codes:	5/S

135. Registration Number:	VAu-96-578
Title:	Daisy print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	2May86
Special Codes:	5/S

136. Registration Number:	VAu-98-752
Title:	Scramble print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Jun86
Miscellaneous:	C.O. corres.
Special Codes:	5/S

137. Registration Number:	VAu-99-324
Title:	Wallpaper print.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Aug86
Special Codes:	5/S

138. Registration Number:	VAu-99-325
Title:	Floral hearts.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Aug86
Special Codes:	5/S

139. Registration Number:	VAu-99-326
Title:	Large pansey [sic].
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Aug86
Special Codes:	5/S

140. Registration Number:	VAu-99-373
Title:	Guess cup sailing 12 (with design of stars, flags, and sailing ship.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	22Aug86
Special Codes:	5/S

141. Registration Number:	VAu-99-374
Title:	By Guess season class ocean drive drag race, Guess Yachting Club (with stars and flags design)
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	22Aug86
Special Codes:	5/S

142. Registration Number:	VAu-99-375
Title:	Guess men helicopter traffic squadron : Highways of the air.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	22Aug86
Special Codes:	5/S

143. Registration Number:	VAu-99-376
Title:	Guess Company original design (house design inside of circle) : Guess.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	22Aug86
Special Codes:	5/S

144. Registration Number:	VAu-99-391
Title:	Jewel pattern.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Aug86
Special Codes:	5/S

145. Registration Number:	VAu-99-392
Title:	Fish pattern.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Aug86
Special Codes:	5/S

146. Registration Number:	VAu-99-393
Title:	Golfers.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	13Aug86
Special Codes:	5/S

147. Registration Number:	VAu-99-475
Title:	Georges Marciano, Guess men, the best of times : Georges Marciano.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	15Sep86
Special Codes:	5/S

148. Registration Number:	VAu-101-585
Title:	Singing dogs.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	17Nov86
Special Codes:	5/S

149. Registration Number:	VAu-102-625
Title:	Pocahantes [sic]
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	23Oct86
Special Codes:	5/S

150. Registration Number:	VAu-102-844
Title:	Rabbit.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

151. Registration Number:	VAu-102-845
Title:	Navajo.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

152. Registration Number:	VAu-102-846
Title:	Circus.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

153. Registration Number:	VAu-102-847
Title:	Windows.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

154. Registration Number:	VAu-102-848
Title:	Leaves & palms.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

155. Registration Number:	VAu-102-849
Title:	Petunia stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

156. Registration Number:	VAu-102-850
Title:	Hearts & clouds.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

157. Registration Number:	VAu-102-851
Title:	Penguins & stripes.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

158. Registration Number:	VAu-102-852
Title:	Coconut palms.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

159. Registration Number:	VAu-102-853
Title:	Cowboy.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

160. Registration Number:	VAu-102-854
Title:	Sleds.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

161. Registration Number:	VAu-102-860
Title:	Apache.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	1Oct86
Special Codes:	5/S

162. Registration Number:	VAu-103-284
Title:	Rodeo stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	23Oct86
Special Codes:	5/S

163. Registration Number:	VAu-103-776
Title:	Airplane print.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	19May86
Special Codes:	5/S

164. Registration Number:	VAu-103-853
Title:	Pheasant.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	25Nov86
Special Codes:	5/S

165. Registration Number:	VAu-103-933
Title:	Football with question mark in triangle label.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	19Nov86
Special Codes:	5/S

166. Registration Number:	VAu-107-513
Title:	Bouquet.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	28Oct86
Miscellaneous:	C.O. corres.
Special Codes:	5/S

167. Registration Number:	VAu-107-514
Title:	Cactus stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	28Oct86
Miscellaneous:	C.O. corres.
Special Codes:	5/S

168. Registration Number:	VAu-107-968
Title:	Ducks.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	12Jan87
Special Codes:	5/S

169. Registration Number:	VAu-108-521
Title:	Country French.
Note:	Cataloged from appl. only.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Feb87
Special Codes:	5/S

170. Registration Number:	VAu-110-261
Title:	Thunderbird : patt. no. 4792.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	20Feb87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

171. Registration Number:	VAu-112-843
Title:	African glass.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	20Apr87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

172. Registration Number:	VAu-112-882
Title:	Stars and stripes.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14May87
Special Codes:	5/S

173. Registration Number:	VAu-114-197
Title:	Cherry vine.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	20May87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

174. Registration Number:	VAu-114-843
Title:	Anchor.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Special Codes:	5/S

175. Registration Number:	VAu-114-844
Title:	Drive-in Guess.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Special Codes:	5/S

176. Registration Number:	VAu-114-845
Title:	Snack Guess.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Title on © Application:	Drive-in pastels.
Special Codes:	5/S

177. Registration Number:	VAu-114-846
Title:	Malaga diner.
Description:	art original : design on sweatshirt.
Note:	Additional title from copy: Cruising America, Guess.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Special Codes:	5/S

178. Registration Number:	VAu-114-847
Title:	Rockin’ across America.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Special Codes:	5/S

179. Registration Number:	VAu-114-848
Title:	Guess? Chili diner.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Special Codes:	5/S

180. Registration Number:	VAu-114-849
Title:	Grill.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Special Codes:	5/S

181. Registration Number:	VAu-114-850
Title:	Diners Guess.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Title on © Application:	Drive-in in Navy.
Special Codes:	5/S

182. Registration Number:	VAu-114-851
Title:	Drive-in Guess.
Description:	art original : design on sweatshirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	8Jul87
Title on © Application:	Snack Guess.
Special Codes:	5/S

183. Registration Number:	VAu-115-361
Title:	Leaves & stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1986
Registered:	17Nov86
Title on © Application:	Leaves and stripes.
Special Codes:	5/S

184. Registration Number:	VAu-118-010
Title:	Desert cactus.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

185. Registration Number:	VAu-118-011
Title:	Seahorse.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

186. Registration Number:	VAu-118-592
Title:	Mozart.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

187. Registration Number:	VAu-118-593
Title:	Monet.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

188. Registration Number:	VAu-118-594
Title:	Surfswimmer.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

189. Registration Number:	VAu-118-595
Title:	Nature.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

190. Registration Number:	VAu-118-596
Title:	Chachacha.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

191. Registration Number:	VAu-118-597
Title:	Records.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	21Aug87
Special Codes:	5/S

192. Registration Number:	VAu-120-582
Title:	Puzzle fano : pattern no. 4998.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	20Apr87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

193. Registration Number:	VAu-120-583
Title:	Objects : pattern no. 5058.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14May87
Miscellaneous:	C.O. corres.
Special Codes:	5/S

194. Registration Number:	VAu-121-797
Title:	Basket print.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14Oct87
Special Codes:	5/S

195. Registration Number:	VAu-121-798
Title:	Tubes and brushes.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14Oct87
Special Codes:	5/S

196. Registration Number:	VAu-121-799
Title:	Bunny clouds.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14Oct87
Special Codes:	5/S

197. Registration Number:	VAu-121-800
Title:	Triangle dash.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14Oct87
Special Codes:	5/S

198. Registration Number:	VAu-121-801
Title:	Corvette stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14Oct87
Special Codes:	5/S

199. Registration Number:	VAu-121-802
Title:	Pogen flower.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	14Oct87
Special Codes:	5/S

200. Registration Number:	VAu-121-803
Title:	Cow.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	20Oct87
Special Codes:	5/S

201. Registration Number:	VAu-121-827
Title:	Rack a stack.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

202. Registration Number:	VAu-121-828
Title:	Pineapple city.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

203. Registration Number:	VAu-121-829
Title:	Shirts.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

204. Registration Number:	VAu-122-063
Title:	Kids clothing : patt. no. 5415.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

205. Registration Number:	VAu-122-064
Title:	Monoscope : patt. 5465.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

206. Registration Number:	VAu-122-065
Title:	Travel : patt. no. 5413.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

207. Registration Number:	VAu-122-066
Title:	Carmen : patt. no. 5397.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

208. Registration Number:	VAu-122-067
Title:	Liberte flags : patt. no. 5396.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

209. Registration Number:	VAu-122-068
Title:	Elephants.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Nov87
Special Codes:	5/S

210. Registration Number:	VAu-123-323
Title:	Guess wheel.
Description:	art reproduction : T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

211. Registration Number:	VAu-123-337
Title:	Sailor girls.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

212. Registration Number:	VAu-123-338
Title:	Guess maiden U S A.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

213. Registration Number:	VAu-123-339
Title:	Guess on the watch.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

214. Registration Number:	VAu-123-340
Title:	Guess 1st mate.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

215. Registration Number:	VAu-123-341
Title:	Guess in the water.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

216. Registration Number:	VAu-123-342
Title:	Guess at the beach.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

217. Registration Number:	VAu-123-343
Title:	Clown.
Description:	art reproduction : silkscreened T-shirt.
Note:	Additional title from copy: Baby Guess.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

218. Registration Number:	VAu-123-344
Title:	Two little pigs.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

219. Registration Number:	VAu-123-345
Title:	Four little bears.
Description:	art reproduction : silkscreened T-shirt.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

220. Registration Number:	VAu-123-347
Title:	Retro : patt. no. 5466.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

221. Registration Number:	VAu-123-356
Title:	Hawaii : patt. no. 5420.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	3Dec87
Special Codes:	5/S

222. Registration Number:	VAu-126-160
Title:	Guess? collegiate.
Description:	art reproduction : design for garments.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Feb88
Special Codes:	5/S

223. Registration Number:	VAu-127-338
Title:	Ocean flowers.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Special Codes:	5/S

224. Registration Number:	VAu-127-339
Title:	Ballerina.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Special Codes:	5/S

225. Registration Number:	VAu-129-712
Title:	Fifties car.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	8Apr88
Special Codes:	5/S

226. Registration Number:	VAu-129-832
Title:	Batik leaves : patt. no. 5467.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	5Feb88
Special Codes:	5/S

227. Registration Number:	VAu-130-595
Title:	Houses.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	2Mar88
Special Codes:	5/S

228. Registration Number:	VAu-130-596
Title:	African stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	2Mar88
Special Codes:	5/S

229. Registration Number:	VAu-130-659
Title:	Shattered glass.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	8Apr88
Special Codes:	5/S

230. Registration Number:	VAu-130-660
Title:	Shooting stars.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	8Apr88
Special Codes:	5/S

231. Registration Number:	VAu-130-661
Title:	Wood chips.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	8Apr88
Special Codes:	5/S

232. Registration Number:	VAu-130-662
Title:	Music sheets.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	8Apr88
Special Codes:	5/S

233. Registration Number:	VAu-131-021
Title:	Plaid team.
Description:	art reproduction : design on shirt.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Title on © Application:	Guess plaid team.
Special Codes:	5/S

234. Registration Number:	VAu-131-022
Title:	Bikers.
Description:	art reproduction : design on shirt.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Special Codes:	5/S

235. Registration Number:	VAu-131-023
Title:	Guess Breaking away.
Description:	art reproduction : design on shirt.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Special Codes:	5/S

236. Registration Number:	VAu-131-024
Title:	International cycle race.
Description:	art reproduction : design on shirt.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Special Codes:	5/S

237. Registration Number:	VAu-131-025
Title:	Biking group.
Description:	art reproduction : design on shirt.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Special Codes:	5/S

238. Registration Number:	VAu-131-026
Title:	Guess medals.
Description:	art reproduction : graphic design.
Claimant:	acGuess?, Inc.
Created:	1987
Registered:	19Feb88
Special Codes:	5/S

239. Registration Number:	VAu-131-027
Title:	George Marciano.
Description:	art reproduction : graphic design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	19Feb88
Title on © Application:	George Marciano crest.
Special Codes:	5/S

240. Registration Number:	VAu-134-053
Title:	Hawaiian waters.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	24May88
Special Codes:	5/S

241. Registration Number:	VAu-134-054
Title:	Diamond rose : patt. no. 5842.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	24May88
Special Codes:	5/S

242. Registration Number:	VAu-134-149
Title:	Roses.
Description:	art reproduction : graphic design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	24May88
Special Codes:	5/S

243. Registration Number:	VAu-134-150
Title:	Guess Jeans Beach Club.
Description:	art reproduction : graphic design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	24May88
Special Codes:	5/S

244. Registration Number:	VAu-134-266
Title:	Hotel Miramar.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

245. Registration Number:	VAu-134-267
Title:	Rocks ‘n stars.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

246. Registration Number:	VAu-134-268
Title:	Sardines.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

247. Registration Number:	VAu-134-269
Title:	Mariner.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

248. Registration Number:	VAu-134-270
Title:	Yachting.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

249. Registration Number:	VAu-134-271
Title:	Rear] Rear]
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S/D/1

250. Registration Number:	VAu-134-272
Title:	Strobelite.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S/D/1

251. Registration Number:	VAu-134-273
Title:	Dole.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

252. Registration Number:	VAu-134-274
Title:	Static.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S/D/1

253. Registration Number:	VAu-134-275
Title:	Primarily poppies.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

254. Registration Number:	VAu-134-276
Title:	Dots and knots.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

255. Registration Number:	VAu-134-277
Title:	Seaweed.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

256. Registration Number:	VAu-134-278
Title:	Barking dogs.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

257. Registration Number:	VAu-134-279
Title:	Bandana stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

258. Registration Number:	VAu-134-280
Title:	Seashells.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

259. Registration Number:	VAu-134-281
Title:	Piglet.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

260. Registration Number:	VAu-134-282
Title:	Crepella rose.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

261. Registration Number:	VAu-134-283
Title:	Feathers.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

262. Registration Number:	VAu-134-284
Title:	New cabbage rose.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

263. Registration Number:	VAu-134-285
Title:	Victoria’s secret.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

264. Registration Number:	VAu-134-286
Title:	Circuit city.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

265. Registration Number:	VAu-134-360
Title:	Rose.
Description:	art original : design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Title on © Application:	Guess rose.
Special Codes:	5/S
Cross Reference:	acGuess. SEE Guess?, Inc.

266. Registration Number:	VAu-134-361
Title:	Guess Oval bouquet.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S
Cross Reference:	acGuess. SEE Guess?, Inc.

267. Registration Number:	VAu-134-362
Title:	Colorful blossoms.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

268. Registration Number:	VAu-134-363
Title:	Flowers in full bloom.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

269. Registration Number:	VAu-134-365
Title:	Rose bouquet.
Description:	art reproduction.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	12Jul88
Special Codes:	5/S

270. Registration Number:	VAu-134-682
Title:	Holiday.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	22Jul88
Miscellaneous:	C.O. corres.
Special Codes:	5/S

271. Registration Number:	VAu-135-238
Title:	Straw stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

272. Registration Number:	VAu-135-239
Title:	Spirals.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

273. Registration Number:	VAu-135-240
Title:	Afro.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

274. Registration Number:	VAu-135-241
Title:	Gothic.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

275. Registration Number:	VAu-135-242
Title:	Tictactoe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

276. Registration Number:	VAu-135-243
Title:	Starfish.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

277. Registration Number:	VAu-135-244
Title:	Poodle.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

278. Registration Number:	VAu-135-245
Title:	Laurel.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

279. Registration Number:	VAu-135-246
Title:	Iris.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

280. Registration Number:	VAu-135-247
Title:	Pick up sticks.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

281. Registration Number:	VAu-135-248
Title:	Budspread.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

282. Registration Number:	VAu-135-249
Title:	The Wall.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	14Jun88
Special Codes:	5/S

283. Registration Number:	VAu-140-732
Title:	Kimono cloth.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

284. Registration Number:	VAu-140-733
Title:	Beyond baroque.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

285. Registration Number:	VAu-140-734
Title:	Gothic gates.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

286. Registration Number:	VAu-140-735
Title:	Paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

287. Registration Number:	VAu-140-736
Title:	Pop classic.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

288. Registration Number:	VAu-140-737
Title:	Out of Africa.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	26Sep88
Special Codes:	5/S

289. Registration Number:	VAu-140-738
Title:	Lido beach.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

290. Registration Number:	VAu-140-740
Title:	Big bows.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

291. Registration Number:	VAu-140-742
Title:	Stock o’ blocks.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

292. Registration Number:	VAu-140-743
Title:	Sailorman.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

293. Registration Number:	VAu-140-744
Title:	Etch asketch.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

294. Registration Number:	VAu-140-745
Title:	Guess bowling.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

295. Registration Number:	VAu-140-747
Title:	Little bows.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

296. Registration Number:	VAu-140-748
Title:	Bandana.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

297. Registration Number:	VAu-140-749
Title:	Woodblock.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

298. Registration Number:	VAu-140-750
Title:	Leather floral.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

299. Registration Number:	VAu-140-751
Title:	Firetrees.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

300. Registration Number:	VAu-140-752
Title:	Star stamps stripe : pattern 5972.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

301. Registration Number:	VAu-140-761
Title:	Sunflower.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	30Sep88
Special Codes:	5/S

302. Registration Number:	VAu-148-215
Title:	Pattern 6249.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Jan89
Title on © Application:	Patchwork floral.
Special Codes:	5/S

303. Registration Number:	VAu-148-216
Title:	Daisys [sic]
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Jan89
Special Codes:	5/S

304. Registration Number:	VAu-148-217
Title:	Pattern 6250.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Jan89
Title on © Application:	Krinkle.
Special Codes:	5/S

305. Registration Number:	VAu-148-848
Title:	Skiers.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

306. Registration Number:	VAu-148-849
Title:	Pattern 6414.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Title on © Application:	Z’s.
Special Codes:	5/S

307. Registration Number:	VAu-148-850
Title:	Alpine.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

308. Registration Number:	VAu-148-851
Title:	Centipede : pattern 6418.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

309. Registration Number:	VAu-148-852
Title:	Stained glass and ribbon : pattern 6416.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

310. Registration Number:	VAu-148-854
Title:	Number 1671.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Title on © Application:	Stars & stripes.
Special Codes:	5/S

311. Registration Number:	VAu-148-855
Title:	Industry gears.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

312. Registration Number:	VAu-148-856
Title:	Floating flower dots.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

313. Registration Number:	VAu-148-857
Title:	Climbing floral.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

314. Registration Number:	VAu-148-858
Title:	Crayon : pattern 6456.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

315. Registration Number:	VAu-148-859
Title:	Snow flake.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

316. Registration Number:	VAu-148-860
Title:	Polka daisy : patt. no. 6598.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

317. Registration Number:	VAu-148-861
Title:	Black current [sic] : pattern 6413.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

318. Registration Number:	VAu-148-862
Title:	Inca block.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

319. Registration Number:	VAu-148-863
Title:	Potpour[r]i : pattern 6461.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

320. Registration Number:	VAu-148-865
Title:	Kyot-o-flower : pattern 6461.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

321. Registration Number:	VAu-150-624
Title:	Tri block.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

322. Registration Number:	VAu-150-625
Title:	Nite leaves.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

323. Registration Number:	VAu-150-626
Title:	Silver leaves.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

324. Registration Number:	VAu-150-627
Title:	Wheels.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

325. Registration Number:	VAu-150-628
Title:	Floating flowers.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

326. Registration Number:	VAu-150-629
Title:	Crows feet.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

327. Registration Number:	VAu-150-630
Title:	Delacroix.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

328. Registration Number:	VAu-150-633
Title:	Negative roses.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	3Apr89
Special Codes:	5/S

329. Registration Number:	VAu-150-635
Title:	Gypsy floral.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1988
Registered:	3Apr89
Special Codes:	5/S

330. Registration Number:	VAu-160-298
Title:	Triangle duck with a surfboard.
Description:	art original.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

331. Registration Number:	VAu-160-299
Title:	Guess USA duck with two surfboards.
Description:	art original.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

332. Registration Number:	VAu-161-250
Title:	Daisey.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

333. Registration Number:	VAu-161-251
Title:	Dykot.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

334. Registration Number:	VAu-161-252
Title:	Butterfly.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

335. Registration Number:	VAu-161-253
Title:	Dancing buds.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

336. Registration Number:	VAu-161-254
Title:	Patchwork.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

337. Registration Number:	VAu-161-255
Title:	Flags.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

338. Registration Number:	VAu-161-256
Title:	Stripping lei.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

339. Registration Number:	VAu-161-257
Title:	Floral patch.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

340. Registration Number:	VAu-161-258
Title:	Crayon batik.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	15Aug89
Special Codes:	5/S

341. Registration Number:	VAu-162-023
Title:	Aztec stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	20Sep89
Special Codes:	5/S

342. Registration Number:	VAu-162-024
Title:	Gramets.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	20Sep89
Special Codes:	5/S

343. Registration Number:	VAu-162-025
Title:	Blanket stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	20Sep89
Special Codes:	5/S

344. Registration Number:	VAu-162-026
Title:	Country paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	20Sep89
Special Codes:	5/S

345. Registration Number:	VAu-172-502
Title:	Wall paper paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

346. Registration Number:	VAu-172-503
Title:	Fish life.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

347. Registration Number:	VAu-172-504
Title:	Heart and flower cut-outs.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

348. Registration Number:	VAu-172-505
Title:	Diamond paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

349. Registration Number:	VAu-172-506
Title:	Legos.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

350. Registration Number:	VAu-172-507
Title:	Stripe paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

351. Registration Number:	VAu-172-508
Title:	Mini paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

352. Registration Number:	VAu-172-509
Title:	Crazy paisley.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

353. Registration Number:	VAu-172-510
Title:	Partridge in a pear tree.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

354. Registration Number:	VAu-172-511
Title:	Indian snowflakes.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

355. Registration Number:	VAu-172-512
Title:	Indian motifs.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	1Feb90
Special Codes:	5/S

356. Registration Number:	VAu-179-690
Title:	7 little Indians.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	20Apr90
Special Codes:	5/S

357. Registration Number:	VAu-180-453
Title:	Lego tee pee.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	20Apr90
Special Codes:	5/S

358. Registration Number:	VAu-180-455
Title:	Indian cat.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	20Apr90
Special Codes:	5/S

359. Registration Number:	VAu-180-731
Title:	Jungle flowers.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1989
Registered:	20Apr90
Special Codes:	5/S

360. Registration Number:	VAu-185-424
Title:	El Coyote.
Description:	art original : drawing.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	17Sep90
Miscellaneous:	See also El Coyote; REG 21Dec90; VAu 219-223
Special Codes:	5/S

361. Registration Number:	VAu-188-978
Title:	Head dress and saddles.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	17Sep90
Miscellaneous:	See also Head dress and saddles; REG 19Feb91; VAu 200-184
Special Codes:	5/S

362. Registration Number:	VAu-191-666
Title:	Arrow and fruit design.
Description:	art original.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	10Sep90
Miscellaneous:	See also Arrow and fruit design; REG 11Feb91; VAu 212-340
Special Codes:	5/S

363. Registration Number:	VAu-191-739
Title:	Life saver.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	10Sep90
Miscellaneous:	See also Life saver; REG 11Feb91; VAu 200-193
Special Codes:	5/S

364. Registration Number:	VAu-191-740
Title:	Guess aquarium.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	10Sep90
Miscellaneous:	See also Guess aquarium; REG 11Feb91; VAu 200-194
Special Codes:	5/S

365. Registration Number:	VAu-191-741
Title:	Guess cruising.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	10Sep90
Miscellaneous:	See also Guess cruising; REG 11Feb91; VAu 200-195
Special Codes:	5/S

366. Registration Number:	VAu-191-922
Title:	Jewelry stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	13Dec90
Miscellaneous:	See also Jewelry stripe; REG 11Feb91; VAu 213-845
Special Codes:	5/S

367. Registration Number:	VAu-195-039
Title:	Hopi diamond.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	15Jan91
Special Codes:	5/S

368. Registration Number:	VAu-195-832
Title:	Hopi stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	17Dec90
Special Codes:	5/S

369. Registration Number:	VAu-200-184
Title:	Head dress and saddles. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 188-978, 1990
Effective Registration Date:	19Feb91
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

370. Registration Number:	VAu-200-193
Title:	Life saver. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 191-739, 1990
Effective Registration Date:	11Feb91
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

371. Registration Number:	VAu-200-194
Title:	Guess aquarium. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 191-740, 1990
Effective Registration Date:	11Feb91
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

372. Registration Number:	VAu-200-195
Title:	Guess cruising. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 191-741, 1990
Effective Registration Date:	11Feb91
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

373. Registration Number:	VAu-201-274
Title:	Petite daisy.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	6Feb91
Special Codes:	5/S

374. Registration Number:	VAu-204-950
Title:	Shell print.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1991
Registered:	24May91
Miscellaneous:	C.O. corres.
Special Codes:	5/S

375. Registration Number:	VAu-206-802
Title:	Braid stripe.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1990
Registered:	4Dec90
Miscellaneous:	See also Braid stripe; REG 24Jan91; VAu 222-820
Special Codes:	5/S

376. Registration Number:	VAu-211-847
Title:	Guess Hawaiian stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1991
Registered:	30Jul91
Special Codes:	5/S

377. Registration Number:	VAu-212-340
Title:	Arrow and fruit design. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 191-666, 1990
Effective Registration Date:	11Feb91
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

378. Registration Number:	VAu-213-845
Title:	Jewelry stripe. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 191-922, 1990
Effective Registration Date:	11Feb91
Author on © Application:	Guess?, Inc., employer for hire (on original appl.: Guess?, Inc.)
Special Codes:	5/S/X

379. Registration Number:	VAu-219-223
Title:	El Coyote. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 185-424, 1990
Effective Registration Date:	21Dec90
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

380. Registration Number:	VAu-222-820
Title:	Braid stripe. By Guess?, Inc.
Claimant:	acGuess?, Inc.
Supplement to Registration:	VAu 206-802, 1990
Effective Registration Date:	24Jan91
Author on © Application:	Guess?, Inc., employer for hire.
Special Codes:	5/S/X

381. Registration Number:	VAu-228-840
Title:	Indian head dress
Description:	Print on fabric.
Claimant:	cGuess?, Inc.
Created:	1992
Registered:	26May92
Special Codes:	5/S

382. Registration Number:	VAu-239-800
Title:	Guess USA.
Description:	Screenprint.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	20Oct92
Title on © Application:	Guess Indian head dress.
Special Codes:	5/S

383. Registration Number:	VAu-242-696
Title:	Pawnee patch.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

384. Registration Number:	VAu-243-071
Title:	Medicine man : no. 65569.
Description:	3 designs for fabric.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

385. Registration Number:	VAu-243-083
Title:	Patchwork squares.
Description:	Design for fabric.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

386. Registration Number:	VAu-243-084
Title:	Jungle leopard.
Description:	Design for fabric.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

387. Registration Number:	VAu-243-085
Title:	Teepee & tomahawk.
Description:	Design for fabric.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

388. Registration Number:	VAu-243-174
Title:	Floral abstract—gray.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Title on © Application:	Floral abstract.
Special Codes:	5/S

389. Registration Number:	VAu-243-175
Title:	Paris plaid.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

390. Registration Number:	VAu-243-176
Title:	Broken line floral.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

391. Registration Number:	VAu-243-177
Title:	Stars & moons : no. 65560.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

392. Registration Number:	VAu-243-178
Title:	Fall leaves : no. 65565.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

393. Registration Number:	VAu-243-179
Title:	Olive green foliage.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

394. Registration Number:	VAu-243-180
Title:	Guess aeroplane : no. 65573.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

395. Registration Number:	VAu-243-181
Title:	Small planes : no. 65572.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

396. Registration Number:	VAu-243-182
Title:	Ropes & feathers : no. 65571.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

397. Registration Number:	VAu-243-183
Title:	Mountain buffalo : no. 65566.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

398. Registration Number:	VAu-243-184
Title:	Sunshine cactus.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

399. Registration Number:	VAu-244-110
Title:	Western ranch.
Description:	fabric design.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	30Dec92
Special Codes:	5/S

400. Registration Number:	VAu-245-195
Title:	Saddle & six gun.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1992
Registered:	5Nov92
Special Codes:	5/S

401. Registration Number:	VAu-253-768
Title:	Mad plaid.
Description:	Fabric design.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	4May93
Special Codes:	5/S

402. Registration Number:	VAu-253-769
Title:	Clovervine stripe.
Description:	Fabric design.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	4May93
Special Codes:	5/S

403. Registration Number:	VAu-253-770
Title:	Twilight floral.
Description:	Fabric design.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	4May93
Special Codes:	5/S

404. Registration Number:	VAu-253-771
Title:	Patriotic patchwork.
Description:	Fabric design.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	4May93
Special Codes:	5/S

405. Registration Number:	VAu-258-935
Title:	Jungle hibiscus.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	11Jun93
Special Codes:	5/S

406. Registration Number:	VAu-258-936
Title:	Patchwork plaids and stars.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	11Jun93
Special Codes:	5/S

407. Registration Number:	VAu-281-508
Title:	Mississippi daisy.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

408. Registration Number:	VAu-281-509
Title:	Trellis floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

409. Registration Number:	VAu-281-510
Title:	Hathaway floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

410. Registration Number:	VAu-281-511
Title:	Cajun floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

411. Registration Number:	VAu-281-512
Title:	Plantation stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

412. Registration Number:	VAu-281-513
Title:	Picket fence border.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

413. Registration Number:	VAu-281-514
Title:	Tara floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

414. Registration Number:	VAu-281-515
Title:	Sunshine floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

415. Registration Number:	VAu-281-516
Title:	Country quilt.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

416. Registration Number:	VAu-281-517
Title:	Cotillion floral.
Description:	Art original.
Note:	Design for fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	5Nov93
Special Codes:	5/S

417. Registration Number:	VAu-283-829
Title:	Window box.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

418. Registration Number:	VAu-283-830
Title:	Tulip vines.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

419. Registration Number:	VAu-283-831
Title:	Tossed mini paisley : no. R2643-M1242-A.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

420. Registration Number:	VAu-283-832
Title:	Stencil hibiscus.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

421. Registration Number:	VAu-283-833
Title:	Retro Hawaiian.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

422. Registration Number:	VAu-283-834
Title:	Petite paisley stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

423. Registration Number:	VAu-283-835
Title:	Patched bandana : no. R2641-M1240-C.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

424. Registration Number:	VAu-283-836
Title:	Paisley ribbon stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

425. Registration Number:	VAu-283-837
Title:	Paisley leaves.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

426. Registration Number:	VAu-283-838
Title:	Paint stroke stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

427. Registration Number:	VAu-283-839
Title:	Ironwork stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

428. Registration Number:	VAu-283-840
Title:	Gothic vines.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

429. Registration Number:	VAu-283-841
Title:	Ginger floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

430. Registration Number:	VAu-283-842
Title:	Gentleman’s stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

431. Registration Number:	VAu-283-843
Title:	Flowers & shields.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

432. Registration Number:	VAu-283-844
Title:	Floral vision.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

433. Registration Number:	VAu-283-845
Title:	Floating paisley.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

434. Registration Number:	VAu-283-846
Title:	Earth garden.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

435. Registration Number:	VAu-283-847
Title:	Crosses & daisies.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

436. Registration Number:	VAu-283-848
Title:	Carnival lights.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

437. Registration Number:	VAu-283-849
Title:	Candy flower.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

438. Registration Number:	VAu-283-850
Title:	Calico grove.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

439. Registration Number:	VAu-283-851
Title:	Bursting paisley.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

440. Registration Number:	VAu-283-852
Title:	Black vine floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

441. Registration Number:	VAu-283-853
Title:	Banana leaves floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

442. Registration Number:	VAu-283-854
Title:	Antique rose.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

443. Registration Number:	VAu-285-440
Title:	Ranch rose.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

444. Registration Number:	VAu-285-441
Title:	Foulard boxes.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

445. Registration Number:	VAu-285-442
Title:	Fish patchwork.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

446. Registration Number:	VAu-285-443
Title:	Magnolia.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

447. Registration Number:	VAu-285-444
Title:	Bordello floral.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

448. Registration Number:	VAu-285-445
Title:	Paisley vines.
Description:	Print on fabric.
Note:	2 color variations.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

449. Registration Number:	VAu-285-446
Title:	Hawaiian bandanna.
Description:	Print on fabric.
Note:	2 color variations.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	27Dec93
Special Codes:	5/S

450. Registration Number:	VAu-294-411
Title:	Tossed foulard squares.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

451. Registration Number:	VAu-294-412
Title:	Quatro stripe.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

452. Registration Number:	VAu-294-413
Title:	Checkerboard plaid.
Description:	Print on fabric.
Claimant:	acGuess?, Inc.
Created:	1993
Registered:	13Apr94
Special Codes:	5/S

453. Registration Number:	VAu-395-994
Title:	161787-H6 no. 9/10.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 787-H6-9/10.
Special Codes:	5/S

454. Registration Number:	VAu-395-995
Title:	Neg. no. 161787-G4-10.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 787-G4-10.
Special Codes:	5/S

455. Registration Number:	VAu-395-996
Title:	Neg. no. 161941-G4-9.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 941-G4-9.
Special Codes:	5/S

456. Registration Number:	VAu-395-997
Title:	Neg. no. 161941-B3-8.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 941-B3-8.
Special Codes:	5/S

457. Registration Number:	VAu-395-998
Title:	Neg. no. 161985-F6-12.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 985-F6-12.
Special Codes:	5/S

458. Registration Number:	VAu-395-999
Title:	Neg. no. 161787-F6-9.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 787-F6-9.
Special Codes:	5/S

459. Registration Number:	VAu-396-000
Title:	Neg. no. 161941-F1-7.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 974-F1-7.
Special Codes:	5/S

460. Registration Number:	VAu-396-001
Title:	Neg. no. 161787-A2-11.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 787-A2-11.
Special Codes:	5/S

461. Registration Number:	VAu-396-002
Title:	Neg. no. 161941-E8-6.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 941-E8-6.
Special Codes:	5/S

462. Registration Number:	VAu-396-003
Title:	Neg. no. 161941-E2-12.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 941-E2-12.
Special Codes:	5/S

463. Registration Number:	VAu-396-004
Title:	Neg. no. 161985-D14-10.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative 985-D14-10.
Special Codes:	5/S

464. Registration Number:	VAu-396-005
Title:	Neg. no. 161985-C4-5.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 985-C4-5.
Special Codes:	5/S

465. Registration Number:	VAu-396-006
Title:	Neg. no. 161985-J5-10/11.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 985-15-10/11.
Special Codes:	5/S

466. Registration Number:	VAu-396-007
Title:	Neg. no. 161985-A3-2/3.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 985-A3-2/3.
Special Codes:	5/S

467. Registration Number:	VAu-396-008
Title:	Neg. no. 161941-D6-3.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 941-D6-3.
Special Codes:	5/S

468. Registration Number:	VAu-396-009
Title:	Neg. no. 161787-C5-3/4.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 787-C5-3/4.
Special Codes:	5/S

469. Registration Number:	VAu-396-010
Title:	Neg. no. 161941-C2-3/4.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 941-C2-3/4.
Special Codes:	5/S

470. Registration Number:	VAu-396-011
Title:	Neg. no. 161985-H7-6.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 985-H7-6.
Special Codes:	5/S

471. Registration Number:	VAu-396-012
Title:	Neg. no. 161985-K3-1.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 985-K3-1.
Special Codes:	5/S

472. Registration Number:	VAu-396-013
Title:	Neg. no. 161787-B15-2/3.
Description:	Photo.
Claimant:	acGuess?, Inc.
Created:	1997
Registered:	22Jul97
Title on © Application:	Negative no. 787-B15-2/3.
Special Codes:	5/S

473. Registration Number:	VAu-540-107
Title:	Paisley shimmie knit.
Claimant:	acGuess?, Inc.
Created:	2001
Registered:	20Nov01
Special Codes:	5/S

474. Title:	Guess journal international magazine
Additional Information:	.
Note:	Semiannually. Description based on: Vol. 13, spring 2000.
Copyright Information:	Appl. ti.: tGuess journal.
Holdings:	* acGuess?, Inc.

v. 10, TX 5-157-204. 21Aug00; fall 98. DCR 1998; PUB 10Aug98;
v. 11, TX 5-157-203. 21Aug00; spring 99. DCR 1999; PUB 4Feb99;
v. 12, TX 5-157-201. 21Aug00; fall 99. DCR 1999; PUB 2Aug99;
v. 13, TX 5-157-202. 21Aug00; spring 00. DCR 2000; PUB 7Feb00;
v. 14, TX 5-157-229. 21Aug00; fall 00. DCR 2000; PUB 18Aug00;

475. Title:	Guess journal international magazine
Additional Information:	.
Note:	Semiannually. Description based on: Vol. 13, spring 2000.
Copyright Information:	Appl. ti.: tGuess journal.
Holdings:	* acGuess?, Inc.

v. 15, TX 5-315-452. 16Mar01; spring 01. DCR 2001; PUB *Feb01;

476. Title:	Guess journal international magazine
Additional Information:	.
Note:	Semiannually. Description based on: Vol. 13, spring 2000.
Copyright Information:	Appl. ti.: tGuess journal.
Holdings:	* acGuess?, Inc.

v. TX 5-428-635. 24Sep01; 16, fall 01. DCR 2001; PUB *Aug01;

477. Title:	Guess journal international magazine
Additional Information:	.
Note:	Semiannually. Description based on: Vol. 13, spring 2000.
Copyright Information:	Appl. ti.: tGuess journal.
Holdings:	* acGuess?, Inc.

v. TX 5-549-762. 20Feb02; 17, spring 02. DCR 2002; PUB 1Feb02;

478. Title:	Guess journal international magazine
Additional Information:	.
Note:	Semiannually. Description based on: Vol. 13, spring 2000.
Copyright Information:	Appl. ti.: tGuess journal.
Holdings:	* acGuess?, Inc.

v. TX 5-708-287. 30Oct02; 18, fall 02. DCR 2002; PUB 1Aug02;

479. Registration Number:	VA-863-617
Title:	38524-18.
Description:	Photoprint.
In:	W magazine, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	22Mar97
Registered:	9Jun97
Title on © Application:	Negative no. 38524-18.
Special Codes:	5/S/L

480. Registration Number:	VA-863-618
Title:	Guess ? jeans : [Negative no.] 56986-1.
Description:	Photoprint.
In:	Details, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	14Mar97
Registered:	9Jun97
Special Codes:	5/S/L

481. Registration Number:	VA-863-619
Title:	57178-20.
Description:	Photoprint.
In:	Detour, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	1Apr97
Registered:	9Jun97
Title on © Application:	Negative no. 57178-20.
Special Codes:	5/S/L

482. Registration Number:	VA-863-620
Title:	Guess ? jeans : [Negative no.] 57238-17.
Description:	Photoprint.
In:	Interview, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	24Mar97
Registered:	9Jun97
Special Codes:	5/S/L

483. Registration Number:	VA-863-621
Title:	Guess ? jeans : [Negative no.] 38531-36A.
Description:	Photoprint.
In:	Details, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	14Mar97
Registered:	9Jun97
Special Codes:	5/S/L

484. Registration Number:	VA-863-622
Title:	Guess ? jeans : [Negative no.] 57243-6.
Description:	Photoprint.
In:	Marie Claire, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	22Mar97
Registered:	9Jun97
Special Codes:	5/S/L

485. Registration Number:	VA-863-623
Title:	Guess ? : [Negative no.] 56966-11.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	1May97
Registered:	9Jun97
Special Codes:	5/S

486. Registration Number:	VA-863-624
Title:	Guess collection : [Negative no. 57260-19A]
Description:	Photoprint.
In:	W magazine, May 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	22Mar97
Registered:	9Jun97
Special Codes:	5/S/L

487. Registration Number:	VA-863-625
Title:	Guess ? : Negative no. 56923-19.
Description:	Photoprint.
In:	Las Vegas image, Feb. 1997
Claimant:	acGuess ?, Inc.
Created:	1997
Published:	12Apr97
Registered:	9Jun97
Special Codes:	5/S/L

488. Registration Number:	VA-1-036-445
Title:	Tiger print.
Description:	Print on fabric.
Claimant:	acGuess ?, Inc.
Created:	2000
Published:	1Aug00
Registered:	21Aug00
Special Codes:	5/S

489. Registration Number:	VAu-104-212
Title:	Windows : fabric designs.
Note:	Cataloged from appl. only.
Claimant:	acGuess ?, Inc.
Created:	1986
Registered:	17Nov86
Special Codes:	5/S

490. Registration Number:	VAu-349-263
Title:	Negative no. 57286-13.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Registered:	9Jun97
Special Codes:	5/S

491. Registration Number:	VAu-349-264
Title:	Negative no. 57194-9A.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Registered:	9Jun97
Special Codes:	5/S

492. Registration Number:	VAu-349-265
Title:	Negative no. 57258-29A.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Registered:	9Jun97
Special Codes:	5/S

493. Registration Number:	VAu-349-266
Title:	Negative no. 56943-15.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Registered:	9Jun97
Special Codes:	5/S

494. Registration Number:	VAu-349-267
Title:	Negative no. 38509-33A.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Registered:	9Jun97
Special Codes:	5/S

495. Registration Number:	VAu-349-268
Title:	Negative no. 57304-29A.
Description:	Photoprint.
Claimant:	acGuess ?, Inc.
Created:	1997
Registered:	9Jun97
Special Codes:	5/S

496. Registration Number:	VAu-496-634
Title:	[Rendevous rayon]
Description:	Print on fabric.
Note:	Title from appl.
Claimant:	acGuess ?, Inc.
Created:	2000
Registered:	21Aug00
Special Codes:	5/S

497. Registration Number:	VA-1-185-606
Title:	Guess celebrating twenty years : party book.
Description:	1 v.
Note:	Photoprints with some text.
Claimant:	acGuess? Inc.
Created:	2002
Published:	1Aug02
Registered:	4Feb03
Special Codes:	5/S

498. Registration Number:	VA-1-200-714
Title:	A second decade of Guess images : 1991-2001 / aPaul Marciano.
Description:	258 p.
Claimant:	acGuess? IP Holder, LP
Created:	2002
Published:	26Aug02
Registered:	5Feb03
Author on © Application:	Guess? IP Holder, LP.
Previous Related Version:	Preexisting material: all photos.
Claim Limit:	NEW MATTER: compilation & text.
Miscellaneous:	C.O. corres.
Special Codes:	5/S/L

499. Registration Number:	VAu-119-731
Title:	Guess jeans.
Description:	art reproduction : design on T-shirt.
Claimant:	acGuess? Inc.
Created:	1986
Registered:	25Aug87
Title on © Application:	Guess jeans bowling.
Special Codes:	5/S

500. Registration Number:	VAu-119-732
Title:	Guess jeans by Georges Marciano, style, quality, comfort.
Description:	art reproduction : design on T-shirt.
Claimant:	acGuess? Inc.
Created:	1987
Registered:	25Aug87
Title on © Application:	Guess airplane label.
Special Codes:	5/S

501. Registration Number:	VAu-244-214
Title:	Mexican border.
Description:	Print on fabric.
Claimant:	acGuess? Inc.
Created:	1992
Registered:	6Jan93
Special Codes:	5/S

502. Registration Number:	VAu-244-217
Title:	Indian camp.
Description:	Print on fabric.
Claimant:	acGuess? Inc.
Created:	1992
Registered:	30Dec92
Special Codes:	5/S

SCHEDULE 6.12

Guarantors

The following Subsidiaries of the Domestic Borrower are Guarantors:

Guess.com, Inc.

Guess? Bermuda Holdings, LLC

Guess? Retail, Inc.

Guess? Value LLC

1

SCHEDULE 7.01

Existing Liens

a.                                       Guess?, Inc.

Jurisdiction	Filing No.	Filing Date	Secured Party	Collateral Description
Delaware SOS	20598049	02/12/2002	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	22012841	07/31/2002	De Lage Landen Financial Services, Inc.	Equipment
Delaware SOS	22012866	07/31/2002	De Lage Landen Financial Services, Inc.	Equipment
Delaware SOS	22229171	08/29/2002	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	30204613	01/06/2003	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	31595738	05/22/2003	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	31727075	05/29/2003	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	32151135	08/01/2003	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	32190281	08/04/2003	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	33325761	12/17/2003	Alexander Capital Vendor Finance, Inc.	Leased equipment
Delaware SOS	41430752	05/05/2004	MB Financial Bank, N.A.	Leased equipment
Delaware SOS	50471400	02/10/2005	Canon Financial Services, Inc.	Leased equipment
Delaware SOS	51611160	05/25/2005	IBM Credit LLC	Leased equipment
Delaware SOS	54071628	12/30/2005	IBM Credit LLC	Leased equipment
Delaware SOS	60242073	01/20/2006	Dell Financial Services, L.P.	Leased equipment
District of Columbia Dept. of Finance and Revenue	2003051255	04/30/2003	Guess IP Holder L.P.	Collateral secured by Senior Notes Documents

b.                                      Guess? Canada Corporation

Jurisdiction	Filing No.	Filing Date	Secured Party	Collateral Description
Ontario	872922879	05/30/2001	Teletech Financial Corporation	Equipment
Ontario	871178337	04/04/2001	Teletech Financial Corporation	Equipment
Ontario	868099176	12/05/2000	Teletech Financial Corporation	Equipment
Ontario	868099185	12/05/2000	Teletech Financial Corporation	Equipment
Ontario	867614148	11/16/2000	Teletech Financial Corporation	Equipment
Ontario	855799929	10/14/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises
Ontario	855799812	10/14/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises
Ontario	855800019	10/14/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises
Ontario	855752589	10/14/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises
British Columbia	8998139	07/28/2000	Telecom Leasing Canada (TLC) Limited	Leased equipment
British Columbia	8998152	07/28/2000	Telecom Leasing Canada (TLC) Limited	Leased equipment
British Columbia	9307520	2/12/2001	Telecom Leasing Canada (TLC) Limited	Leased equipment
British Columbia	9511702	06/15/2001	Telecom Leasing Canada (TLC) Limited	Leased equipment
British Columbia	8509090	10/14/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises
Quebec	02-0258552-0009	06/14/2002	Sound Trust	Leased equipment
Quebec	05-0185859-0003	04/05/2005	CitiCorp Vendor Finance, Ltd.	Leased equipment
Quebec	05-0185859-0008	04/05/2005	CitiCorp Vendor Finance, Ltd.	Leased equipment
Quebec	05-0367886-0011	06/22/2005	CitiCorp Vendor Finance, Ltd.	Leased equipment
Quebec	05-0367886-0012	06/22/2005	CitiCorp Vendor Finance, Ltd.	Leased equipment
Quebec	05-0708898-0001	12/15/2005	CitiCorp Vendor Finance, Ltd.	Leased equipment
Quebec	01-0000301-0007	01/03/2001	CitiCorp Vendor Finance, Ltd.	Leased equipment
Quebec	01-0057739-0006	02/03/2001	Place Ste-Foy Limited Partnership	Movable property located at certain leased premises
Quebec	01-0107063-0004	04/04/2001	Corporation Financière Teletech	Leased equipment
Quebec	02-0029310-0014	01/24/2002	Place Jean Talon Enr.	Movable property on certain leased premises
Quebec	99-0080931-0004	05/20/1999	Place Jean Talon	Movable property on certain leased premises
Quebec	99-0154057-0001	09/24/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises
Alberta	99101515577	10/15/1999	Guess?, Inc.	Equipment, goods and improvements on all leased premises

1

c.                                       European Liens

Certain short term loans described in Section (c) of Schedule 7.02 are secured by liens on accounts receivable.

See footnote (1) on Schedule 7.02 regarding Banca Nazionale del Lavoro’s right to withdraw 20% of amounts in certain accounts as a lien to guarantee the payment of installment payments for borrowed money.

d.                                      Foreign Bank Guarantees

The guarantee by Lloyds TSB Corporate described in Section (d) of Schedule 7.02 is secured by cash in a blocked account.

The guarantee by ABN AMRO Bank, NV described in Section (d) of Schedule 7.02 is secured by cash in a blocked account.

2

e.                                       Real Property

The Loan Parties and their Subsidiaries have certain liens with respect to real property.

f.                                         Wachovia Letters of Credit

Liens with respect to collateral held in support of the letters of credit, merchandise purchased or other guaranties in connection therewith described in Section (b) of Schedule 7.02.

3

SCHEDULE 7.02

Existing Indebtedness

The Indebtedness included on this Schedule is permitted under subsections 7.02(e) and (k) of the Credit Agreement, and may be permitted under other subsections of Section 7.02 from time to time.

a.                                       Guess? Royalty Finance LLC 6.75% Secured Notes due 2012

Governed by Indenture dated as of April 28, 2003, as amended, by and between Guess? Royalty Finance LLC and BNY Midwest Trust Company, as trustee.

b.                                      Wachovia Letters of Credit

Several letters of credit, merchandise purchased or other guaranties in connection therewith have been issued and are outstanding pursuant to the Existing Credit Agreement in the aggregate amounts set forth below:

Standby letters of credit:	$7,440,729.00
Documentary letters of credit — U.S.:	$18,629,169.58
Documentary letters of credit — Canada (in Dollars):	$3,589,833.97
Guaranties with respect to the above letters of credit:	$2,214,671.15	*

* Additional guaranties with respect to the above letters of credit may be issued from time to time.

c.                                       Guess Italia, S.r.l.

(i)            Certain short term loans have been made by the following institutions and are secured by liens on accounts receivable:

Istituto bancario S.Paolo di Torino

Monte dei Paschi di Siena

Banca Intesa

Banca di Roma

Banca Popolar di Verona

Banca Toscana

BNL

Cassa di Risparmio di Lucca

Credito Artigiano

Cassa Risparmio Firenze

Banca Anton Veneta

Unicredit Banca

Cassa di Risparmio di Volterra

1

(ii)           Long term loans:

Lender	Loan Date	Maturity
Cassa di Risparmio di Firenze	01/10/05	10/1/2010
Banca Antonveneta	01/10/05	10/4/2008
Banca Nazionale del Lavoro(1)	07/27/05	07/28/2010
Fingen Apparel BV (MACO Acquisition)	04/05	06/30/2009

(iii)          Capital Lease:

	Date	Maturity
Intesa Leasing Spa-Locat Spa	08/01/06	1/2/2016

d.                                      Foreign Bank Guarantees

(i).           Guarantee by CR Firenze — BNL to various landlords for building rents on behalf of Guess Italia, S.r.l.

(ii).          Guarantee by SPaolo IMI on behalf of Guess? Italia S.r.l. for tax litigation related to the import of goods by Maco prior to its acquisition by Guess Italia, S.r.l.

(iii).         Guarantee by Lloyds TSB Corporate to a store landlord for building rent on behalf of Guess U.K. Limited.

(iv).         Guarantee by ABN AMRO Bank, NV to a store landlord for building rent on behalf of Guess? Apparel Retail, B.V.

e.                                       Capital Leases

In addition to the Capital Lease listed in Section (c) above, certain Capital Leases are in existence for which Liens are listed on Schedule 7.01.

(1) Guess Italia, S.r.l. is obligated to send certain cash flows through accounts at the bank and the bank has the right to withdraw 20% of such amounts as a lien to guarantee the payment of installment payments.

2

SCHEDULE 7.03

Existing Investments

Entity	Number of Shares/Interests Owned
FJ Benjamin (DBS Securities Singapore)	300,000
Comprehensive Healthcare Solutions, Inc.	32,334

1

SCHEDULE 7.08

Existing Transactions with Affiliates

The Domestic Borrower is engaged in various transactions with entities affiliated with trusts for the respective benefit of Maurice and Paul Marciano, who are executives of the Domestic Borrower, Armand Marciano, their brother and former executive of the Domestic Borrower, and certain of their children.

The Domestic Borrower leases manufacturing, warehouse and administrative facilities from partnerships affiliated with the Marciano Trusts and certain of its affiliates. There are three of these leases in effect, with expiration dates in February 2007, July 2008 and December 2014. The total lease payments to these limited partnerships are currently $0.3 million per month.  Aggregate rent expense under the two U.S. related party leases in effect was $1.4 million for both of the first six months ended July 1, 2006 and July 2, 2005.  During the first quarter of 2005, the Domestic Borrower, through the Canadian Borrower, began leasing warehouse and administrative facilities in Montreal, Quebec from a partnership affiliated with Maurice Marciano and Paul Marciano. The lease has a term of 10 years with initial lease payments of approximately $530,000 Canadian per year. The Domestic Borrower and the lessors entered into a written lease agreement during the second quarter of 2005.

The Domestic Borrower entered into an agreement with MPM Financial, LLC, a California limited liability company (“MPM Financial”) owned by an affiliated trust of Maurice Marciano and Paul Marciano, to periodically charter an aircraft owned by MPM Financial and managed pursuant to an Aircraft Charter and Management Services Agreement dated December 31, 2004 by and between MPM Financial and The Air Group, Inc. (“The Air Group”), an independent third party. Under the charter arrangement, the Domestic Borrower was entitled to receive a ten percent discount from the standard hourly charter rates The Air Group charges for the aircraft to unrelated third parties. Although the Domestic Borrower and MPM Financial have terminated the agreement, the Domestic Borrower has and may from time to time continue to charter the aircraft on substantially similar terms to those in the prior agreement.

On January 1, 2003, the Domestic Borrower entered into a license agreement with BARN S.r.l. (“BARN”), an Italian corporation, under which the Domestic Borrower granted BARN the right to manufacture and distribute children’s clothing in certain territories of Europe for a term of three years. The license agreement was amended as of June 19, 2006 to, among other things, extend the term until December 31, 2009.  The license agreement has terms substantially similar to the Domestic Borrower’s other license agreements. Two key employees of the Domestic Borrower’s wholly-owned subsidiary, Guess Italia, S.r.l., own BARN. During both of the first six months of 2006 and 2005, the Domestic Borrower recorded $0.5 million in revenues related to this license. At July 1, 2006 and December 31, 2005 the Domestic Borrower had negligible royalty receivable due from BARN.

1

SCHEDULE 7.09

Certain Existing Agreements

The Senior Notes Documents.

1

SCHEDULE 10.02

Administrative Agents’ Offices, Certain Addresses for Notices

BORROWERS’ ADDRESS FOR NOTICES

Guess ?, Inc.

Guess? Canada Corporation

1444 South Alameda Street
Los Angeles, California  90021

Attention:  Dennis Secor, Chief Financial Officer

Telephone:  (213) 765—3504

Facsimile:  (213) 765-5927

Email:  dsecor@guess.com

With a copy to Deborah Siegel, General Counsel

Telephone:  (213) 765-3691

Facsimile:  (213) 744-7821

Email:  deborsi@guess.com

DOMESTIC BORROWER’S WEBSITE:  www.guess.com

BANK OF AMERICA, N.A.

Loan Administration/Operations/Advances:

Gloria Romero

275 Valencia Avenue

Brea, CA 92823-6340

Telephone: (714) 889-8187

Facsimile: (888) 841-8160

Email:  gloria.romero@bankofamerica.com

Wiring Instructions:

Bank Name:	Bank of America, N.A.
Address:	101 S. Marengo Avenue, 5th Floor
Pasadena, CA 91101-2428
ABA #:	0260-0959-3
Acct. Name:	GCIB Credit Services #1592
Acct #:	15921-83980
Attn:	Linda Escamilla/Michael Towman
FFC:	For further credit to Obligor #
Ref: Guess?, Inc.

1

Letters of Credit:

BANK OF AMERICA, N.A.

Trade Operations — Los Angeles #226521

333 S. Beaudry Avenue, 19th Floor

Mail Code: CA9-703-19-23

Los Angeles, CA 90017-1466

Attention:  Lawrence Banales

Primary Credit Contact:

BANK OF AMERICA, N.A.

333 South Hope Street, 13th Floor

Los Angeles, CA 90071

Mail Code: CA9-193-13-01

Attn:  Matthew Koenig

Telephone: (213) 621-7190

Facsimile: (213) 621-3612

Email:  matthew.koenig@bankofamerica.com

Collateral/Insurance Administration:

Phan Lam

101 S. Marengo Avenue, 5th Floor

Pasadena, CA 91101-2428

Telephone: (626) 666-2237

Facsimile: (626) 666-2241

Email:  phan.lam@bankofamerica.com

Financials:

Racquel Saika

333 South Hope Street, Suite 1300

Los Angeles, CA 90071-1406

Telephone: (213) 621-7161

Facsimile: (213) 621-3609

Email:  racquel.saika@bankofamerica.com

BANK OF AMERICA, N.A., acting through its Canada Branch

Credit Contact:

BANK OF AMERICA N.A. (CANADA BRANCH)

200 Front Street West, Suite 2700

Toronto, Ontario M5V-3L2

Attn:  Medina Sales de Andrade

Assistant Vice President

Telephone: (416) 349-5433

Facsimile: (416) 349-4283

2

Administration Contact:

BANK OF AMERICA N.A. (CANADA BRANCH)

200 Front Street West, Suite 2700

Toronto, Ontario M5V-3L2

Attn:  Domingo Braganza

Telephone: (416) 349-5464

Facsimile: (416) 349-4282/4283

Wiring Instructions:

Canadian Dollars:

Name of Lender:	Bank of America N.A. (Canada Branch)
Transit #:	56792-241
Account Number:	90083255
Swift Code:	BOFACATT
Reference:	Guess? Canada Corporation
Attn:	Loans Processing

3

SCHEDULE 10.06

Processing and Recordation Fees

The Administrative Agent will charge a processing and recordation fee (an “Assignment Fee”) in the amount of $2,500 for each assignment; provided, however, that in the event of two or more concurrent assignments to members of the same Assignee Group (which may be effected by a suballocation of an assigned amount among members of such Assignee Group) or two or more concurrent assignments by members of the same Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group), the Assignment Fee will be $2,500 plus the amount set forth below:

Transaction	Assignment Fee

First four concurrent assignments or suballocations to members of an Assignee Group (or from members of an Assignee Group, as applicable)	-0-

Each additional concurrent assignment or suballocation to a member of such Assignee Group (or from a member of such Assignee Group, as applicable)	$500

1

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:                      ,

To:	[Bank of America, N.A., as Domestic Administrative Agent]

[Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent]

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 19, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Guess?, Inc., a Delaware corporation (the “Domestic Borrower”), Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower (together with the Domestic Borrower, collectively, the “Borrowers” and individually, a “Borrower”), each lender from time to time party thereto, Bank of America, N.A., as Domestic Administrative Agent and Domestic L/C Issuer, and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent and Canadian L/C Issuer.

The undersigned hereby requests (select one):

☐	A Borrowing of [Domestic] [Canadian] Committed Loans	☐	A conversion or continuation of [Domestic] [Canadian] Loans

1.             On                                                                                                      (a Business Day).

2.             In the amount of $                                                                              .

3.             Comprised of                                                                   .

[Type of Committed Loan requested:

Base Rate Loan or Eurodollar Rate Loan]

If conversion, of                         Loans to                    Loans.

4.             For Eurodollar Rate Loans:  with an Interest Period of              months.

The Committed Borrowing, if any, requested herein complies with clause (i) of the provisos to the first sentence of Sections 2.01(a) and (b) of the Agreement.

[GUESS?, INC.]
[GUESS? CANADA CORPORATION]

By:
Name:
Title:

A-1

EXHIBIT B

FORM OF NOTE

September 19, 2006

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                                    or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of even date herewith (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, [Guess?, Inc./Guess? Canada Corporation], the Lenders from time to time party thereto, Bank of America, N.A., as Domestic Administrative Agent and Domestic L/C Issuer and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent and Canadian L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the [Domestic/Canadian] Administrative Agent for the account of the Lender in [Canadian] Dollars in immediately available funds at the [Domestic/Canadian] Administrative Agent’s Office or at such other place as should be designated in writing for such purpose in accordance with the terms of the Agreement.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

The terms of this Note are subject to amendment only in the manner provided in the Agreement.  This Note is subject to restrictions on transfer or assignment as provided in the Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

[GUESS?, INC.]
[GUESS? CANADA CORPORATION]

By:

Name:

Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                 ,

To:                              Bank of America, N.A., as Domestic Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 19, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Guess?, Inc., a Delaware corporation (the “Domestic Borrower”), Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower (together with the Domestic Borrower, collectively, the “Borrowers” and individually, a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as Domestic Administrative Agent and Domestic L/C Issuer, and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent and Canadian L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                        of the Domestic Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Domestic Administrative Agent on the behalf of the Domestic Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.                                       [Attached hereto as Schedule 1] [Posted on the website of the Domestic Borrower] are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Domestic Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.                                       [Attached hereto as Schedule 1] [Posted on the website of the Domestic Borrower] are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Domestic Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Domestic Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.                                       The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition (financial or otherwise) of the Domestic Borrower during the accounting period covered by the attached financial statements.

3.                                       A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all their respective Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to them, and no Default has occurred and is continuing.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.                                       The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

[Use following paragraph 5 for annual deliveries of the Certificate]

5.                                       Attached hereto as Schedule 3 is a supplement to Schedule [II]/[IV] ([locations at which Goods are kept]/[Intellectual Property]) to the Security Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                      ,                           .

GUESS?, INC.

By:

Name:

Title:

For the Quarter/Year ended                              (“Statement Date”)(1)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) — Total Adjusted Leverage Ratio.

	A.	The sum of

		1.	Consolidated Funded Indebtedness as of the Statement Date, and	$

		2.	Eight times the real property rental expense of the Domestic Borrower and its Subsidiaries for the most recently completed period of four fiscal quarters	$

		3.	Line I.A.1 plus Line I.A.2	$

	B.	EBITDAR for four consecutive fiscal quarters ending on above date (“Subject Period”):

		1.	Consolidated Net Income (including income recognized from deferred revenues on payments by licensees) for Subject Period:	$

		2.	Consolidated Interest Charges for Subject Period:	$

		3.	Provision for income taxes for Subject Period:	$

		4.	Depreciation expenses for Subject Period:	$

		5.	Amortization expenses (including stock-based award expense amortizations) for Subject Period:	$

		6.	Real property rental expense for Subject Period:	$

7.

Customary fees, costs and expenses incurred in connection with any equity or debt offering, Investments or Indebtedness permitted by the Agreement or in connection with the consummation of acquisitions permitted pursuant to Section 7.03(h) for Subject Period:

$

(1)   In the event the Domestic Borrower changes its fiscal year or fiscal quarter end dates, all calculations of financial covenants set forth in this Schedule 2 will be performed using such new dates as if the prior fiscal quarters had ended on such new dates.

8.

Restructuring charges or reserves (including, without limitation, non-cash retention, severance, systems establishment costs, excess pension charges, contract termination costs including future lease commitments, and costs to consolidate facilities and relocate employees) for Subject Period (not to exceed $50,000,000 in the aggregate through the Maturity Date):

$

9.

Other non-recurring expenses (excluding losses generated from barter transactions) during Subject Period reducing such Consolidated Net Income which do not represent a cash item in the Subject Period or any future period:

$

	10.	Federal, state, local and foreign income Tax credits (to the extent included in calculating such Consolidated Net Income) for Subject Period:	$

	11.	All non-recurring non-cash items (excluding gains generated from barter transactions) increasing Consolidated Net Income for Subject Period:	$

	12.	EBITDAR (Lines I.B.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 — 10 — 11):	$

C.	Total Adjusted Leverage Ratio (Line I.A.3 ÷ Line I.B.12):		to 1

Maximum permitted:

Four Fiscal Quarters Ending	Maximum Total Adjusted Leverage Ratio
Closing Date through the last day of the first fiscal quarter of fiscal year 2009	4.50 to 1.00
The second fiscal quarter of fiscal year 2009 and each fiscal quarter thereafter	4.25 to 1.00

II.	Section 7.11(b) — Consolidated Fixed Charge Coverage Ratio.

	A.	1.	EBITDAR for the Subject Period (Line I.B.12 above):	$

		2.	Federal, state, local and foreign income taxes paid in cash for the Subject Period:	$

	3.	Maintenance Capital Expenditures for the Subject Period (but in no event less than $10,000,000):	$

	4.	Lines II.A.1 — 2 — 3:	$

B.	The sum of

	1.	Consolidated Interest Charges for Subject Period:	$

	2.	All regularly scheduled and/or contractual principal payments or redemptions of debt for Subject Period (excluding debt refinanced):	$

	3.	Real property rental expense for Subject Period:	$

	4.	Restricted Payments (exclusive of those permitted under Section 7.06(e)) for the Subject Period:	$

	5.	Lines II.B.1 + 2 + 3 + 4:	$

C.	Consolidated Fixed Charge Coverage Ratio (Line II.A.4 ÷ Line II.B.5):		to 1

Minimum required:

Four Fiscal Quarters Ending	Minimum Consolidated Fixed Charge Coverage Ratio
Closing Date through the last day of the first fiscal quarter of fiscal year 2009	1.10 to 1.00
The second fiscal quarter of fiscal year 2009 and each fiscal quarter thereafter	1.20 to 1.00

III.	Calculation of Basket Usage.

	A.	Indebtedness — Section 7.02

		(i)	Debt permitted under 7.02(g) (not to exceed $35,000,000):

		(ii)	Aircraft lease not to exceed $20,000,000):	$

	(iii)	Foreign Subsidiary debt (not to exceed $50,000,000):

B.	Investments — Section 7.03

	(i)	Minority Equity Interests in foreign Persons (not to exceed $50,000,000):

	(ii)	Acquisitions under Section 7.03(h):

(a) Cash consideration (not to exceed $125,000,000):

(b) Total consideration (not to exceed $150,000,000):

	(iii)	Investments in publicly traded securities (not to exceed $4,000,000 plus the amount of proceeds from the sale of such securities):

	(iv)	Investments in domestic Persons (not to exceed $35,000,000):

EXHIBIT D

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the [Domestic/Canadian] Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

(i)                                     Assignor:

(ii)                                  Assignee:                                                                                                                             [and is an Affiliate/Approved Fund of [identify Lender](2)]

(iii)                               Borrowers:                                      Guess?, Inc. and Guess? Canada Corporation

(2)                                  Select as applicable

(iv)                              Domestic Administrative Agent:  Bank of America, N.A., as the domestic administrative agent under the Credit Agreement.

(v)                                 Canadian Administrative Agent:  Bank of America, N.A., acting through its Canada Branch.

(vi)                              Credit Agreement:  Credit Agreement, dated as of September 19, 2006, among Guess?, Inc., a Delaware corporation (the “Domestic Borrower”), Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower (together with the Domestic Borrower, collectively, the “Borrowers” and individually, a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Bank of America, N.A., as Domestic Administrative Agent and Domestic L/C Issuer, and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent and Canadian L/C Issuer.

(vii)                           Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment for all Lenders*	Amount of Commitment Assigned*	Percentage Assigned of Commitment(3)		CUSIP Number
Domestic Facility	$	$		%
Canadian Facility	$	$		%
	$	$		%

(viii)                        [Trade Date:                                                 ](4)

Effective Date:                                   , 20     [TO BE INSERTED BY [DOMESTIC/CANADIAN] ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

*              Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(3)       Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(4)       To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and] Accepted:

BANK OF AMERICA, N.A., as Domestic
Administrative Agent

By:
Title:

[OR]

[Consented to and] Accepted:

BANK OF AMERICA, N.A.,
acting through its Canada branch, as
Canadian Administrative Agent

By:
Title:

[Consented to]:

GUESS?, INC.,

By:
Title:

[OR]

[Consented to]:

GUESS? CANADA CORPORATION

By:
Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

GUESS?, INC. and GUESS? CANADA CORPORATION CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1.          Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.          Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.             General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of California.

EXHIBIT E

GUARANTY

GUARANTY dated as of September 19, 2006 (the “Guaranty”) made by Guess?, Inc., a Delaware corporation (the “Domestic Borrower”), Guess? Retail, Inc., a Delaware corporation, Guess? Value LLC, a Virginia limited liability company, Guess? Bermuda Holdings, LLC, a Delaware limited liability company and Guess.com, Inc., a Delaware corporation (together with any future Domestic Subsidiary (as defined in the Credit Agreement referred to below), if any, that becomes a party to this Guaranty, a “Guarantor” and collectively, the “Guarantors”) in favor of each of the Administrative Agents (as hereinafter defined) and the Lender Parties (as defined below).

PRELIMINARY STATEMENTS:

(1)           The Domestic Borrower, Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower (the “Canadian Borrower” and together with the Domestic Borrower, collectively the “Borrowers”), various lenders (the “Lenders”), Bank of America, N.A., as domestic administrative agent for certain of the lenders (in such capacity, the “Domestic Administrative Agent”) and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent for certain of the Lenders (in such capacity, the “Canadian Administrative Agent” and together with the Domestic Administrative Agent, the “Administrative Agents”) have entered into a Credit Agreement dated as of the date hereof (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make Loans and Letters of Credit available to the Borrowers.

(2)           It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the L/C Issuers under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

(3)           The Guarantors have duly authorized the execution, delivery and performance of this Guaranty.

(4)           Each Guarantor hereby confirms that it will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and to issue Letters of Credit under the Credit Agreement for the benefit of the Borrowers from time to time, each Guarantor hereby agrees as follows:

Section 1.  Guaranty: Limitation of Liability.

(a)           Subject to the final sentence of this subsection, each of the Guarantors hereby jointly and severally unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (a) all obligations of the Borrowers howsoever created, arising or evidenced, whether director or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time, (b) all obligations of the Borrowers to any Lender Party (as defined below) under any Swap Contract and (c) all costs and expenses paid or incurred by the Administrative Agents or any Lender Party in enforcing this Guaranty or any other applicable Loan Document against such Guarantor (all such obligations being herein collectively called the “Guaranteed Obligations”).  As used herein, “Lender Party” means each Lender and any Affiliate of such Lender which is a party to a Swap Contract with either of the Borrowers.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by either of the Borrowers to the Administrative Agents or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrowers.  It is understood and agreed that the Domestic Borrower is executing this Guaranty to evidence its guaranty of the obligations of the Canadian Borrower to the Lender Parties; it is not guarantying its own primary obligations to the Lender Parties.

(b)           This Guaranty constitutes a guaranty by each Guarantor of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agents or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrowers (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

(c)           Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the aggregate maximum amount of the Guaranteed Obligations for which each Guarantor (other than the Domestic Borrower) shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.  The obligations of the Domestic Borrower hereunder shall be unlimited.

Section 2.  Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agents or any Lender Party with respect thereto.  The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrowers or any other Loan Party or whether the Borrowers or any other Loan Party is joined in any such action or actions.  The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agents or the Lender Parties or any of them is authorized, without notice to any Guarantor, and shall in no way impair the rights of the Administrative Agents or the Lender Parties or the obligations of any Guarantor under this Guaranty, including the Guaranty hereunder of such additional Guaranteed Obligations.  The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following to the fullest extent permitted by applicable law:

(a)           any lack of validity, legality or enforceability of the Credit Agreement or any Loan Document;

(b)           the failure of the Administrative Agents or any Lender:

(i)            to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

(ii)           to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

(c)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

(d)           any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

(e)           any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

(f)            (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agents or any Lender, securing or supporting any of the Guaranteed Obligations;

(g)           any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor, the Borrowers, any surety or any other guarantor; or

(h)           any failure of the Administrative Agents or any Lender Party to disclose to the Borrowers or each Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to the Administrative Agents or any Lender Party (each Guarantor waiving any duty on the part of the Administrative Agents or the Lender Parties to disclose such information).

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agents or any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrowers or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3.  Waivers and Acknowledgments.

(a)           Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agents or any Lender Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrowers or any other Person (including any Guarantor) or entity or any collateral securing any Guaranteed Obligations.

(b)           Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future (it being understood and agreed that if, notwithstanding the foregoing, any such revocation shall occur or be attempted, such revocation shall not in any event reduce or otherwise affect any Guarantor’s liability with respect to Guaranteed Obligations arising prior to receipt by the Administrative Agents and the Lender Parties of written notice of such revocation or attempted revocation).

(c)           Each Guarantor hereby waives to the fullest extent permitted by applicable law: (i) any rights to assert against the Administrative Agents and the Lender Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrowers or any other party liable to the Administrative Agents and the Lender Parties; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agents or the Lender Parties; (iv) any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and (v) any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires the Administrative Agents or the Lender Parties to exhaust remedies against the Borrowers prior to commencing any action or foreclosure against such Guarantor or its properties including, without limitation, the benefits of Sections 2787 through 2855, inclusive, and Sections 2899 and 3433 of the California Civil Code and any successor provisions to such Sections, or any similar provisions under United States or Canadian law.

(d)           Each Guarantor agrees that if all or a portion of the Obligations or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, the Administrative Agents and the Lender Parties, in their sole discretion, without notice or demand and without affecting the liability of such Guarantor under this Guaranty, may foreclose pursuant to the terms of the Credit Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale.  Each Guarantor understands that the exercise by the Administrative Agents or the Lender Parties of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate such Guarantor’s right of subrogation against Borrowers and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder.  Nevertheless, each Guarantor hereby authorizes and empowers the Administrative Agents or the Lender Parties to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.  Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure to the fullest extent permitted by applicable law.

(e)           Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

Section 4.  Subrogation.  Each Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against the Borrowers or any other Person that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agents or any Lender Party against the Borrowers or any other Person or any collateral which the Administrative Agents or any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrowers or any Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated.  If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Maturity Date, such amount shall be held in trust for the benefit of the Administrative Agents and the Lender Parties and shall forthwith be paid to the Administrative Agents to be credited and applied to the Guaranteed Obligations and any other amounts payable under this Guaranty whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) a Guarantor shall make payment to the Administrative Agents or any Lender Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agents and the Lender Parties shall, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

Section 5.  Payments Free and Clear of Taxes, Etc.

(a)           Any and all payments made by any Guarantor hereunder to or for the account of the Administrative Agents or any Lender Party shall be made, in accordance with and subject to Section 3.01 of the Credit Agreement, free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if such Guarantor shall be required by applicable law to deduct or withhold any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section) the applicable Administrative Agent or Lender Party, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Guarantor shall make such deductions or withholdings and (iii) the applicable Guarantor shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)           Without limiting the provisions of subsection (a) above, the Guarantors shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           Each Guarantor will indemnify the Administrative Agents and each Lender Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Administrative Agent or Lender Party, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the applicable Guarantor by a Lender Party (with a copy to the applicable Administrative Agent), or by an Administrative Agent on its own behalf or on behalf of a Lender Party, shall be conclusive absent manifest error.

(d)           As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Guarantor to a Governmental Authority, such Guarantor shall deliver to the applicable Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Administrative Agent.

(e)           Any Lender Party that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which a Guarantor is resident for Tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall, if requested by a Guarantor or the applicable Administrative Agent, deliver to such Guarantor (with a copy to the applicable Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Guarantor or such Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by a Guarantor or the applicable Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Guarantor or such Administrative Agent as will enable such Guarantor or such Administrative Agent to determine whether or not such Lender Party is subject to backup withholding or information reporting requirements.

(f)            If an Administrative Agent or any Lender Party determines, in its good faith discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Guarantor or with respect to which a Guarantor has paid additional amounts pursuant to this Section, it shall pay to such Guarantor an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Guarantor under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out of pocket expenses of such Administrative Agent or such Lender Party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Guarantor, upon the request of such Administrative Agent or such Lender Party, agrees to repay the amount paid over to such Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Administrative Agent or such Lender Party if such Administrative Agent or such Lender Party is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require any Administrative Agent or any Lender Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Guarantor.

(g)           If a Guarantor determines in good faith that a reasonable basis exists for contesting a Tax or Other Tax with respect to which such Guarantor has paid an additional amount under this Section, the relevant Administrative Agent or Lender Party, as applicable, shall cooperate with such Guarantor (but shall have no obligation to disclose any confidential information, unless arrangements satisfactory to the relevant Lender Party have been made to preserve the confidential nature of such information) in challenging such Tax or Other Tax at the Guarantor’s expense if requested by such Guarantor (it being understood and agreed that none of the Administrative Agents or any Lender Party shall have any obligation to contest, or any responsibility for contesting, any Tax), and any cost incurred by the relevant Administrative Agent or Lender Party in connection with its cooperation shall be borne by the relevant Guarantor.

Section 6.  Representations and Warranties.  Each Guarantor hereby represents and warrants that such Guarantor has, independently and without reliance upon the Administrative Agents or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

Section 7.  Affirmative Covenants.  Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment, if, under the terms of the Credit Agreement, the Borrowers are required to cause such Guarantor or any of such Guarantor’s Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Loan Parties, such Guarantor shall, and shall cause any such Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions and not take any action that would create an Event of Default.

Section 8.  Amendments, Etc.  No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agents and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Anything contained herein to the contrary notwithstanding, any amendment to this Guaranty pursuant to the form attached hereto shall be effective upon execution by the party thereto and acceptance thereof by the Administrative Agents, in each case without further consent by or notice to the Required Lenders or any of the Loan Parties.

Section 9.  Notices, Etc.  All notices and other communications provided for hereunder shall be in writing (including by facsimile communication).  All such written notices shall be mailed, faxed or delivered to the address, facsimile number or electronic mail address specified, in the case of any Guarantor, on the signature pages hereto and in the case of the Administrative Agents or any Lender Party, in the Credit Agreement, or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties.  All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered.  In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

Section 10.  No Waiver; Remedies.  No failure on the part of the Administrative Agents or any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.  Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.02 of the Credit Agreement to authorize the Administrative Agents to declare the Note or Notes due and payable pursuant to the provisions of said Section 8.02, each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured.  Each Lender Party agrees promptly to notify each Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Lender Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party may have.

Section 12.  Indemnification.  Without limitation on any other obligations of any Guarantor or remedies of the Lender Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agents and each Lender Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of the Administrative Agents’ or such Lender Party’s legal counsel) suffered or incurred by the Administrative Agents or such Lender Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms, except that the enforceability of this Guaranty may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 13.  Continuing Guaranty; Assignments under the Credit Agreement.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the termination of the Commitments, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agents and the Lender Parties and their successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in Section 10.06 of the Credit Agreement.

If all of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale or other disposition not prohibited by the Credit Agreement or otherwise consented to by the Required Lenders, such Guarantor or such successor in interest, as the case may be, may request, and the Administrative Agents shall, upon such request, execute and deliver documents or instruments necessary to evidence the release and discharge such Guarantor from Guaranty.

Section 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a)           THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN LOS ANGELES OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR, THE ADMINISTRATIVE AGENTS AND EACH LENDER PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH GUARANTOR, EACH ADMINISTRATIVE AGENT AND EACH LENDER PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.  EACH GUARANTOR, THE CANADIAN ADMINISTRATIVE AGENT AND EACH LENDER PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)           EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d)           Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

(e)           Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)            This Guaranty, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Borrowers and the Guarantors to the Administrative Agents or the Lender Parties, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

(g)           This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile shall be as effective as delivery of a manually executed counterpart of this Guaranty.

(h)           If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Guaranty or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

GUARANTORS:

GUESS?, INC.,
a Delaware corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

GUESS? BERMUDA HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

GUESS.COM, INC.,
a Delaware corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

GUESS? RETAIL, INC.,
a Delaware corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

GUESS? VALUE, LLC,
a Virginia limited liability company

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

AMENDMENT TO GUARANTY

This Amendment to Guaranty (this “Amendment”), dated as of          ,     , relates to the Guaranty dated as of September 19, 2006 (as amended to date, the “Guaranty”), from Guess?, Inc., a Delaware corporation (the “Domestic Borrower”) and certain Domestic Subsidiaries of the Domestic Borrower (collectively, the “Guarantors”) in favor of the Lender Parties (as defined in the Guaranty) and BANK OF AMERICA, as Domestic Administrative Agent (“Domestic Administrative Agent”), and BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent (the “Canadian Administrative Agent” and together with the Domestic Administrative Agent, the “Administrative Agents”).

In compliance with Section 6.12 of the Credit Agreement dated as of September 19, 2006 (as amended from time to time, the “Credit Agreement”) among the Domestic Borrower, Guess? Canada Corporation, a Canadian corporation (the “Canadian Borrower”), the Domestic Administrative Agent, the Canadian Administrative Agent, and the Lenders party thereto, the undersigned Domestic Subsidiary (the “Additional Guarantor”) hereby agrees as follows (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

1.             Amendment.  The Guaranty is hereby amended to add as a party, and more specifically, as a Guarantor, thereunder, the Additional Guarantor.

2.             Representations and Warranties.  The Additional Guarantor represents and warrants to the Administrative Agents and the Lender Parties that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct, in all material respects, as to the Additional Guarantor as of the date hereof.

3.             Additional Guarantor as Guarantor.  The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Loan Documents.

4.             Effectiveness.  This Amendment shall become effective as of the date hereof upon acceptance by the Domestic Administrative Agent (notice of which is hereby waived by the Additional Guarantor).

5.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Notice Address:

Attention:

Accepted and Agreed to
this day of , 20 :
BANK OF AMERICA, N.A.,
as Domestic Administrative Agent

By:
Name:	Matthew Koenig
Title:	Senior Vice President

EXHIBIT F

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) dated as of September 19, 2006 is among Guess ?, Inc., a Delaware corporation (the “Domestic Borrower”), each Domestic Subsidiary (as defined in the Credit Agreement referred to below) of the Domestic Borrower listed on the signature pages hereof, each other person or entity which from time to time becomes a party hereto (collectively, including the Domestic Borrower, the “Grantors” and individually each a “Grantor”) and Bank of America, N.A., as Domestic Administrative Agent (in such capacity, the “Domestic Administrative Agent”) for the Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, the Domestic Borrower, Guess? Canada Corporation, a Canadian corporation and wholly-owned subsidiary of the Domestic Borrower (the “Canadian Borrower” and together with the Domestic Borrower, collectively the “Borrowers”), various financial institutions (the “Lenders”), the Domestic Administrative Agent and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent for certain of the Lenders (in such capacity, the “Canadian Administrative Agent” and together with the Domestic Administrative Agent, the “Administrative Agents”) have entered into that certain Credit Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make Loans and Letters of Credit available to the Borrowers;

WHEREAS, certain Domestic Subsidiaries have guaranteed all of the obligations of the Borrowers under or in connection with the Credit Agreement and certain other obligations pursuant to a Guaranty dated as of even date herewith (the “Guaranty”);

WHEREAS, pursuant to the Guaranty, the Domestic Borrower has guaranteed all of the obligations of the Canadian Borrower under or in connection with the Credit Agreement and certain other obligations;

WHEREAS, each Grantor will benefit from the making of loans and the issuance of letters of credit and acceptances pursuant to the Credit Agreement; and

WHEREAS, the obligations of the Borrowers under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and the obligation of the Domestic Borrower and each other Grantor under the Guaranty are to be secured pursuant to this Agreement;

NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 15.  Definitions.  When used herein (a) the terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Equipment, Fixture, General Intangibles, Goods, Instrument, Inventory, Investment Property, Proceeds, Security, Securities Account, Security Entitlement and Uncertificated Security have the meanings assigned to such terms in the UCC; (b) capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

“Administrative Agents” is defined in the recitals.

“Agreement” is defined in the introductory paragraph.

“Assignee Deposit Account” is defined in Section 4 hereof.

“Borrowers” is defined in the recitals.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s office is located.

“Canadian Administrative Agent” is defined in the recitals.

“Canadian Borrower” is defined in the recitals.

“Collateral” means, with respect to any Grantor, all property and rights of such Grantor in which a security interest is granted hereunder.

“Computer Hardware and Software” means, with respect to any Grantor, (i) all computer and other electronic data processing hardware, whether now or hereafter owned, licensed or leased by such Grantor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now or hereafter owned, licensed or leased by such Grantor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now or hereafter owned, licensed or leased by such Grantor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii), whether now or hereafter owned, licensed or leased by such Grantor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

“Costs and Expenses” means, with respect to any Grantor, all reasonable costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Domestic Administrative Agent in connection with (i) the execution, delivery and performance of this Agreement by such Grantor, (ii) protecting, preserving or maintaining any Collateral of such Grantor, (iii) collecting the Liabilities of such Grantor and (iv) enforcing any rights of the Domestic Administrative Agent hereunder in respect of the Collateral of such Grantor.

“Credit Agreement” is defined in the recitals.

“Default” means the occurrence and continuance of any of the following events: (i) any Event of Default or (ii) any warranty of any Grantor herein is untrue or misleading in any material respect and, as a result thereof, the Domestic Administrative Agent’s security interest in any material portion of the Collateral (of all Grantors taken as a whole) is not perfected or the Domestic Administrative Agent’s rights and remedies with respect to any material portion of the Collateral of all Grantors (taken as a whole) is materially impaired or otherwise materially adversely affected.

“Domestic Administrative Agent” is defined in the introductory paragraph.

“Domestic Borrower” is defined in the introductory paragraph.

“Grantor” is defined in the introductory paragraph.

“Guaranty” is defined in the recitals.

“Intellectual Property” means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs, license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing.

“Lender Party” means each Lender and any affiliate of such Lender which is party to a Swap Contract with the Borrower.

“Lenders” is defined in the recitals.

“Liabilities” means (a) as to the Domestic Borrower, all obligations of the Domestic Borrower to the Domestic Administrative Agent or any Lender Party, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any of the Loan Documents (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, and all obligations of the Domestic Borrower to any Lender Party under any Swap Contract, (b) with respect to each Grantor other than the Domestic Borrower, all obligations of such Grantor under the Guaranty or any other Collateral Document, and (c) with respect to each Grantor, all Costs and Expenses payable by such Grantor.

“Non-Tangible Collateral” means, with respect to any Grantor, collectively, such Grantor’s Accounts and General Intangibles.

“Permitted Liens” is defined in Section 3 hereof.

“UCC” means the Uniform Commercial Code as in effect in the State of California on the date of this Agreement, as the same may be amended from time to time.

Section 16.  Grant of Security Interest.  As security for the payment of all Liabilities, each Grantor hereby assigns to the Domestic Administrative Agent for the benefit of the Lender Parties, and grants to the Domestic Administrative Agent for the benefit of the Lender Parties a continuing security interest in, the following, whether now or hereafter existing or acquired:

All of such Grantor’s:

(i)            Accounts;

(ii)           Chattel Paper;

(iii)          Commercial Tort Claims;

(iv)          Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(v)           Deposit Accounts;

(vi)          Documents;

(vii)         General Intangibles;

(viii)        Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(ix)           Instruments;

(x)            Intellectual Property;

(xi)           Investment Property;

(xii)          Letter-of-Credit Rights and letters of credit (as such term is defined in the UCC;

(xiii)         money (as such term is defined in the UCC) of every jurisdiction whatsoever;

(xiv)        to the extent not included in the foregoing, other personal property of any kind or description;

(xv)         to the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defects or infringements of rights in, or damage to, any of the foregoing; and

(xvi)        all proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) any of such Grantor’s rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of California (the “UCC”) or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (ii) any real property leasehold.

Section 17.  Warranties.  Each Grantor warrants that:  (i) such Grantor shall take no action to cause or permit any financing statement (other than any which may have been filed on behalf of the Domestic Administrative Agent or in connection with Permitted Liens (as defined below)) covering any of the Collateral to be on file in any public office; (ii) such Grantor is and will be the lawful owner of its interest in all Collateral, free of all Liens whatsoever, other than the security interest hereunder and Liens expressly permitted by the Credit Agreement (“Permitted Liens”), with full corporate power and authority to execute this Agreement and perform such Grantor’s obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) such Grantor’s true legal name as registered in the jurisdiction in which such Grantor is organized or incorporated, state of incorporation or organization, organizational identification number as designed by the state of its incorporation or organization, federal employee identification number, chief executive office, and principal place of business are as set forth on Schedule I hereto (as supplemented by the Grantor from time to time) (and such Grantor has not maintained its chief executive office and principal place of business at any other location at any time after June 30, 2001), except to the extent that Grantor has given the Domestic Administrative Agent notice of any change as contemplated by Section 6 of this Agreement; (iv) each other location where such Grantor maintains a place of business or locates Goods with a value in excess of $250,000 is set forth on Schedule II hereto, as of the most recent date of delivery of a supplement to such Schedule (as supplemented by the Grantor from time to time but no less frequently than annually); (v) except as disclosed on Schedule III, such Grantor is not known as of the date of this Agreement and during the five years preceding the date hereof has not previously been known by any trade name; (vi) except as disclosed on Schedule III, during the five years preceding the date hereof such Grantor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Grantor been the subject of any merger or other corporate reorganization; and (vii) Schedule IV, as of the most recent date of delivery of a supplement to such Schedule (as supplemented by the Grantor from time to time but no less frequently than annually) hereto contains a complete listing of all of such Grantor’s Intellectual Property which has been registered under any United States federal registration statute.

Section 18.  Collections, etc.  Until such time during the existence of a Default as the Domestic Administrative Agent shall notify such Grantor of the revocation of such power and authority, each Grantor (a) will, at its own expense, endeavor to collect, consistent with past practice, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as such Grantor may deem advisable in the exercise of its business judgment , and (b) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral.  The Domestic Administrative Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Domestic Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.  Upon request of the Domestic Administrative Agent during the existence of a Default, each Grantor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Domestic Administrative Agent of any amounts due or to become due thereunder.

Upon request by the Domestic Administrative Agent during the existence of a Default, (i) each Grantor will forthwith, upon receipt, transmit and deliver to the Domestic Administrative Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Domestic Administrative Agent) which may be received by such Grantor at any time in full or partial payment or otherwise as proceeds of any of the Collateral, and (ii) except as the Domestic Administrative Agent may otherwise consent in writing, any such items which may be so received by any Grantor during the existence of a Default will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Domestic Administrative Agent until delivery is made to the Domestic Administrative Agent.  Each Grantor will comply with the terms and conditions of any consent given by the Domestic Administrative Agent pursuant to the foregoing sentence.

During the existence of a Default, (i) all items or amounts which are delivered by any Grantor to the Domestic Administrative Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an “Assignee Deposit Account”) under which the Domestic Administrative Agent is the depositary bank of such Grantor, as security for payment of the Liabilities, and (ii) no Grantor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account.  The Domestic Administrative Agent may, from time to time, in its discretion, and shall upon request of the applicable Grantor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Domestic Administrative Agent may determine, and the Domestic Administrative Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Grantor.

During the existence of a Default, the Domestic Administrative Agent is authorized to endorse, in the name of the applicable Grantor, any item, howsoever received by the Domestic Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

From and after the date that is 90 days after the date hereof, no Grantor shall maintain any Deposit Account or deposit any items or amounts in any Deposit Account, except: (i) Deposit Accounts maintained with Domestic Administrative Agent, (ii) local Deposit Accounts maintained by each respective Grantor in order to fund such Grantor’s ordinary course of business operations, (iii) other Deposit Accounts of the Grantors for which account control agreements with the Domestic Administrative Agent are in effect or that are swept into concentration accounts for which account control agreements with the Domestic Administrative Agent are in place, (iv) Deposit Accounts with an aggregate amount on deposit not to exceed $1,000,000, and (v) as otherwise permitted by the Credit Agreement.

Section 19.  Certificates, Schedules and Reports.  Each Grantor will from time to time deliver to the Domestic Administrative Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Grantor in full or partial payment of any of the Collateral, as the Domestic Administrative Agent may reasonably request.  Any such schedule, certificate or report shall be executed by a duly authorized officer of such Grantor and shall be in such form and detail as the Domestic Administrative Agent may reasonably specify.  Each Grantor shall immediately notify the Domestic Administrative Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Domestic Borrower and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

Section 20.  Agreements of the Grantors.  Each Grantor (a) will, upon request of the Domestic Administrative Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Domestic Administrative Agent) and do such other acts and things (including, without limitation, delivery to the Domestic Administrative Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Domestic Administrative Agent may from time to time reasonably request, to establish and maintain a valid perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) hereby authorizes the Domestic Administrative Agent to file financing statements describing the collateral as “all property” or words of similar import, and to file other documents without its signature (to the extent allowed by applicable law); (c) on and as of the date of delivery of each supplement to Schedule II hereto, will have all its Inventory, Equipment and all other Goods, in each case with a value in excess of $250,000, at, and will not have any place of business or any such Goods at any location other than its address(es) shown on Schedules I and II hereto as so supplemented; (d) shall not change its state of organization or incorporation or its name, identity or organizational structure such that any financing statement filed to perfect the Domestic Administrative Agent interests under this Agreement would become seriously misleading, unless the Grantor shall have given the Domestic Administrative Agent not less than 10 days’ prior notice of such change (provided that this Section 6(d) shall not be deemed authorize any change or transaction prohibited under the Credit Agreement); (e) will furnish the Domestic Administrative Agent such information concerning such Grantor, the Collateral and the Account Debtors as the Domestic Administrative Agent may from time to time reasonably request; (f) will, upon request of the Domestic Administrative Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Domestic Administrative Agent, of the security interest of the Domestic Administrative Agent hereunder; (g) except as permitted by the Credit Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Domestic Administrative Agent; (h) will at all times keep all its Inventory and other Goods insured as required by Section 6.07 of the Credit Agreement, and cause all such insurance policies for loss or damage to provide that loss thereunder shall be payable to the Domestic Administrative Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Domestic Administrative Agent shall deliver any proceeds of such insurance which may be received by it to such Grantor and (B) whenever a Default shall be existing, the Domestic Administrative Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Domestic Administrative Agent may determine) and such policies or certificates thereof shall, if the Domestic Administrative Agent so requests, be deposited with or furnished to the Domestic Administrative Agent; (i) will, upon request of the Domestic Administrative Agent, (1) cause to be noted on the applicable certificate, in the event any material item of its Equipment is covered by a certificate of title, the security interest of the Domestic Administrative Agent in the Equipment covered thereby and (2) deliver all such certificates to the Domestic Administrative Agent or its designees; (j) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in all material portions of the Collateral; (k) except as permitted by the Credit Agreement, will keep all of the tangible Collateral, Deposit Accounts and Investment Property in the continental United States; and (l) will reimburse the Domestic Administrative Agent for all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Domestic Administrative Agent in seeking to collect or enforce any rights in respect of such Grantor’s Collateral.

Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Grantor.  Whenever a Default shall be existing, the Domestic Administrative Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Grantor shall at the request of the Domestic Administrative Agent do any and all lawful acts and execute any and all proper documents required by the Domestic Administrative Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Domestic Administrative Agent for all reasonable costs and expenses incurred by the Domestic Administrative Agent in the exercise of its rights under this Section 6, except to the extent any of the foregoing result from the gross negligence or willful misconduct of the Domestic Administrative Agent.  Notwithstanding the foregoing, except as set forth in Section 8, the Domestic Administrative Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

Section 21.  Default.  Whenever a Default shall be existing, the Domestic Administrative Agent may exercise from time to time any and all rights and remedies available to it under applicable law, in addition to those described in this section below.

(a)           Each Grantor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Domestic Administrative Agent, and (ii) at the Domestic Administrative Agent’s request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Domestic Administrative Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

(b)           Notice of the intended disposition of the Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been “sent” upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon the electronic submission through telephonic or Internet services, as applicable.  Each Grantor hereby agrees and acknowledges that (i) with respect to collateral that is: (A) perishable or threatens to decline speedily in value, or (B) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) above, notification sent after default and ten days before any proposed disposition provides notice within a reasonable time before disposition.

(c)           Each Grantor hereby agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software, or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral.  Each Grantor further agrees and acknowledges that and that a disposition: (i) made in the usual manner on any recognized market, or (ii) a disposition at the price current in any recognized market at the time of disposition, or (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition; shall be deemed commercially reasonable.

(d)           Any cash proceeds of any disposition by the Domestic Administrative Agent of any of the Collateral shall be applied by the Domestic Administrative Agent to payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and thereafter to the payment of any and all of the Liabilities in the order of application set forth in Section 8.03 of the Credit Agreement, and thereafter any surplus will be paid to the Grantor.  The Domestic Administrative Agent need not apply or pay over for application noncash proceeds of collection and enforcement unless: (i) the failure to do so would be commercially unreasonable and (ii) the affected Grantor has provided the Domestic Administrative Agent with a written demand to apply or pay over such noncash proceeds on such basis.

Section 22.  General.  The Domestic Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it treats such Collateral with the same care it affords its own property or if it takes such action for that purpose as any applicable Grantor requests in writing, but failure of the Domestic Administrative Agent to comply with any such request shall not, of itself, be deemed a failure to exercise reasonable care, and no failure of the Domestic Administrative Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Grantor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

All notices and requests hereunder shall be in writing (including facsimile transmission) and shall be sent (i) if to the Domestic Administrative Agent, to its address shown on Schedule 10.02 to the Credit Agreement or such other address as it may, by written notice to the Domestic Borrower, have designated as its address for such purpose, and (ii) if to any Grantor, to its address shown on Schedule I hereto or to such other address as such Grantor may, by written notice to the Administrative Agent, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given five Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

No delay on the part of the Domestic Administrative Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Domestic Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated.  If at any time all or any part of any payment theretofore applied by the Domestic Administrative Agent or any Lender Party to any of the Liabilities is or must be rescinded or returned by the Domestic Administrative Agent or such Lender Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Grantor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Domestic Administrative Agent or such Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Domestic Administrative Agent or such Lender Party had not been made.

Upon the payment in full of all Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors.  Upon any such termination the Domestic Administrative Agent will, at Grantor’s expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.  In addition, upon the proposed sale, transfer or other disposition of any Collateral by Grantors in compliance with the Credit Agreement for which such Grantor desires to obtain a security interest release from the Domestic Administrative Agent, such Grantor shall deliver an Officer’s Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction.  Upon the receipt of such Officer’s Certificate, the Domestic Administrative Agent shall, at Grantor’s expense, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

This Agreement and all other Loan Documents shall be deemed to be contracts made in Los Angeles, California, and shall be governed by and construed in accordance with and governed by the internal laws of the State of California (except to the extent that pursuant to California law, the perfection, the effect of perfection or nonperfection, or the priority of the security interest granted hereunder may be determined in accordance with the laws of a different jurisdiction).  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

The rights and privileges of the Domestic Administrative Agent hereunder shall inure to the benefit of its successors.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.  At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Domestic Administrative Agent a counterpart of this Agreement (including supplements to the Schedules hereto).  Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN LOS ANGELES OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DOMESTIC BORROWER, EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE DOMESTIC BORROWER, EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.  THE DOMESTIC BORROWER, EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GUESS ?, INC.,
a Delaware corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

GUESS? BERMUDA HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

GUESS.COM, INC.,
a Delaware corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

GUESS? RETAIL, INC.,
a Delaware corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

GUESS? VALUE, LLC,
a Virginia limited liability corporation

By:
Name:	Carlos Alberini
Title:	President and Chief Operating Officer

BANK OF AMERICA, N.A.,
as Administrative Agent for the Lenders

By:
Name:	Matthew Koenig
Title:	Senior Vice President

SCHEDULE I
TO SECURITY AGREEMENT

Grantor’s federal employment identification number:

Grantor’s state identification number:

Grantor’s state of incorporation/organization:

Grantor’s true and correct name as registered in its
state of incorporation/organization:

Grantor’s chief executive office:

Grantor’s principal place of business:

SCHEDULE II
TO SECURITY AGREEMENT

ADDRESSES OF ALL LOCATIONS AT WHICH GOODS ARE KEPT

SCHEDULE III
TO SECURITY AGREEMENT

TRADE NAMES

SCHEDULE IV
TO SECURITY AGREEMENT

LIST OF INTELLECTUAL PROPERTY

EXHIBIT G

OPINION MATTERS

The matters contained in the following Sections of the Credit Agreement should be covered by the legal opinion:

•              Section 5.01(a), (b) and (c)

•              Section 5.02

•              Section 5.03

•              Section 5.04

•              Section 5.06

•              Section 5.14(b)

G-1